UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-215

Fidelity Hastings Street Trust
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	June 30

Date of reporting period:	June 30, 2009

Item 1. Reports to Stockholders

Fidelity Fifty®

Annual Report

June 30, 2009
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Although there has been some encouraging news in the world's capital markets this spring and early summer, many economic uncertainties remain - including generally weak corporate earnings and still-sluggish consumer spending - which could call into question the sustainability and overall strength of the markets' recent forward momentum. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended June 30, 2009	Past 1 year	Past 5 years	Past 10 years
Fidelity Fifty®	-36.47%	-3.11%	0.07%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Fifty® on June 30, 1999. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: A refreshing spring rally punctuated an otherwise dismal year for U.S. stocks during the 12-month period ending June 30, 2009. The lingering effects of the global credit crisis continued to plague investors for most of the period, eliciting a widespread abandonment of riskier assets in a massive flight to quality. By March, however, signs of a potential recovery began to emerge, encouraged by federal government programs to loosen credit and stimulate the economy. Corporate profits, though still weak, began to stabilize and valuations started to return to normal trading ranges. Major equity indexes posted significant gains in March and April, with financials leading the rebound. Though these surges gave way to smaller advances in the final two months of the period - especially in June - returns remained mostly positive. During the April-June time frame, U.S. stocks had posted their best quarter in more than a decade. Despite this improving backdrop, the major equity indexes finished the 12 months in negative territory. The Standard & Poor's 500SM Index declined 26.21%, while the Dow Jones U.S. Total Stock Market IndexSM - the broadest overall gauge of domestic equities - was down 26.39%. Meanwhile, the blue-chip-laden Dow Jones Industrial AverageSM fell 23.00% and the technology-heavy NASDAQ Composite® Index posted a 19.15% loss.

Comments from Peter Saperstone, Portfolio Manager of Fidelity Fifty®: During the past year, the fund returned -36.47%, trailing the S&P 500®. Weak stock selection and an overweighting in energy detracted, as did unrewarding picks in industrials and consumer discretionary. My choices within the pharmaceuticals, biotechnology and life science industry, along with an underweighting in the group, also hurt. Our largest individual detractors included Chesapeake Energy, a natural gas and oil producer, CONSOL Energy, a coal and gas provider, and Peabody Energy, a coal miner. Flowserve, a maker of precision-engineered pumps and valves, hurt as well. All four holdings suffered from falling energy prices and the broader economic slowdown, and I sold all of them. Two other detractors were from the financials sector: JPMorgan Chase and Wells Fargo, both of which I sold prematurely. Conversely, the fund was aided by an overweighting in consumer staples and by our positioning within technology. Bolstered by merger synergies, Belgian brewer Anheuser-Busch InBev - an out-of-index holding - was by far the fund's largest contributor. Performance further benefited from networking equipment maker Juniper Networks and wireless chip provider QUALCOMM. Brazilian financial exchange BM&F BOVESPA helped as well, as did timely ownership of investment bank Morgan Stanley.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2009 to June 30, 2009).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses Paid During Period* January 1, 2009 to June 30, 2009
Actual	.63%	$ 1,000.00	$ 1,142.50	$ 3.35
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,021.67	$ 3.16

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of June 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Anheuser-Busch InBev NV	6.3	6.9
Express Scripts, Inc.	4.4	3.6
Boston Scientific Corp.	3.9	0.0
Wendy's/Arby's Group, Inc.	3.6	0.0
DeVry, Inc.	3.6	4.7
QUALCOMM, Inc.	3.4	5.3
Abbott Laboratories	3.4	2.0
Electronic Arts, Inc.	3.1	3.6
Fiserv, Inc.	3.1	5.0
Wal-Mart Stores, Inc.	3.0	3.5
	37.8
Top Five Market Sectors as of June 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Health Care	20.9	15.2
Information Technology	18.8	17.4
Consumer Staples	17.3	17.1
Consumer Discretionary	15.0	17.1
Financials	11.4	11.5
Asset Allocation (% of fund's net assets)
As of June 30, 2009*		As of December 31, 2008**
	Stocks 99.4%		Stocks 99.1%
	Short-Term Investments and Net Other Assets 0.6%		Short-Term Investments and Net Other Assets 0.9%
* Foreign investments	19.7%	** Foreign investments	14.5%

Annual Report

Investments June 30, 2009

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value
CONSUMER DISCRETIONARY - 15.0%
Diversified Consumer Services - 3.6%
DeVry, Inc.	500,600	$ 25,050,024
Hotels, Restaurants & Leisure - 6.0%
International Game Technology	103,421	1,644,394
Starbucks Corp. (a)	1,065,900	14,805,351
Wendy's/Arby's Group, Inc.	6,282,600	25,130,400
		41,580,145
Media - 4.9%
The DIRECTV Group, Inc. (a)(d)	836,300	20,664,973
The Walt Disney Co.	548,345	12,792,889
		33,457,862
Textiles, Apparel & Luxury Goods - 0.5%
Hanesbrands, Inc. (a)	112,600	1,690,126
Phillips-Van Heusen Corp.	58,700	1,684,103
		3,374,229
TOTAL CONSUMER DISCRETIONARY		103,462,260
CONSUMER STAPLES - 17.3%
Beverages - 9.4%
Anheuser-Busch InBev NV	1,216,908	43,937,069
Coca-Cola Hellenic Bottling Co. SA sponsored ADR	372,900	7,569,870
The Coca-Cola Co.	282,700	13,566,773
		65,073,712
Food & Staples Retailing - 6.9%
CVS Caremark Corp.	424,200	13,519,254
Safeway, Inc.	648,100	13,201,797
Wal-Mart Stores, Inc.	429,900	20,824,356
		47,545,407
Food Products - 1.0%
Cosan Ltd. Class A (a)	1,380,200	7,149,436
TOTAL CONSUMER STAPLES		119,768,555
ENERGY - 6.4%
Energy Equipment & Services - 2.0%
Smith International, Inc.	525,700	13,536,775
Oil, Gas & Consumable Fuels - 4.4%
Denbury Resources, Inc. (a)	388,300	5,719,659
Patriot Coal Corp. (a)(d)	815,200	5,200,976
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
PT Bumi Resources Tbk	38,683,500	$ 7,048,854
Suncor Energy, Inc.	204,200	6,209,745
XTO Energy, Inc.	164,400	6,270,216
		30,449,450
TOTAL ENERGY		43,986,225
FINANCIALS - 11.4%
Capital Markets - 7.0%
Ashmore Global Opps Ltd. (a)(e)	1,499,320	8,696,056
Ashmore Group PLC	2,682,626	8,352,212
Greenhill & Co., Inc. (d)	190,985	13,791,027
Morgan Stanley	615,100	17,536,501
		48,375,796
Diversified Financial Services - 4.4%
Bank of America Corp.	703,900	9,291,480
BM&F BOVESPA SA	2,379,900	14,217,064
IntercontinentalExchange, Inc. (a)	62,279	7,114,753
		30,623,297
TOTAL FINANCIALS		78,999,093
HEALTH CARE - 20.9%
Biotechnology - 2.0%
Cephalon, Inc. (a)(d)	243,400	13,788,610
Health Care Equipment & Supplies - 9.4%
Baxter International, Inc.	143,600	7,605,056
Boston Scientific Corp. (a)	2,653,200	26,903,448
C.R. Bard, Inc.	95,700	7,124,865
Covidien PLC	194,700	7,289,568
Edwards Lifesciences Corp. (a)	233,310	15,872,079
		64,795,016
Health Care Providers & Services - 4.4%
Express Scripts, Inc. (a)	442,600	30,428,750
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - 5.1%
Abbott Laboratories	501,600	$ 23,595,264
Merck & Co., Inc.	411,200	11,497,152
		35,092,416
TOTAL HEALTH CARE		144,104,792
INDUSTRIALS - 5.1%
Construction & Engineering - 1.6%
China Railway Construction Corp. Ltd. (H Shares)	7,254,500	11,195,476
Machinery - 0.9%
Deere & Co.	156,600	6,256,170
Road & Rail - 2.6%
America Latina Logistica SA unit	1,206,100	7,408,227
CSX Corp.	303,285	10,502,760
		17,910,987
TOTAL INDUSTRIALS		35,362,633
INFORMATION TECHNOLOGY - 18.8%
Communications Equipment - 7.0%
3Com Corp. (a)	2,932,600	13,812,546
Juniper Networks, Inc. (a)	473,000	11,162,800
QUALCOMM, Inc.	523,756	23,673,771
		48,649,117
Computers & Peripherals - 2.6%
Apple, Inc. (a)	97,100	13,829,953
Teradata Corp. (a)	172,500	4,041,675
		17,871,628
Internet Software & Services - 2.0%
AsiaInfo Holdings, Inc. (a)	380,600	6,550,126
Baidu.com, Inc. sponsored ADR (a)	23,300	7,015,397
		13,565,523
IT Services - 3.1%
Fiserv, Inc. (a)	469,400	21,451,580
Semiconductors & Semiconductor Equipment - 1.0%
MEMC Electronic Materials, Inc. (a)	386,695	6,887,038
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - 3.1%
Electronic Arts, Inc. (a)	997,479	$ 21,665,244
TOTAL INFORMATION TECHNOLOGY		130,090,130
MATERIALS - 2.5%
Chemicals - 1.0%
The Mosaic Co.	158,600	7,025,980
Construction Materials - 1.5%
Texas Industries, Inc. (d)	322,600	10,116,736
TOTAL MATERIALS		17,142,716
TELECOMMUNICATION SERVICES - 2.0%
Wireless Telecommunication Services - 2.0%
American Tower Corp. Class A (a)	434,400	13,696,632
TOTAL COMMON STOCKS (Cost $656,331,352)		686,613,036
Money Market Funds - 7.3%

Fidelity Cash Central Fund, 0.40% (b)	20,434,268	20,434,268
Fidelity Securities Lending Cash Central Fund, 0.22% (b)(c)	30,062,450	30,062,450
TOTAL MONEY MARKET FUNDS (Cost $50,496,718)		50,496,718
TOTAL INVESTMENT PORTFOLIO - 106.7% (Cost $706,828,070)		737,109,754
NET OTHER ASSETS - (6.7)%		(45,968,294)
NET ASSETS - 100%		$ 691,141,460
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 216,382
Fidelity Securities Lending Cash Central Fund	416,542
Total	$ 632,924
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Ashmore Global Opps Ltd.	$ -	$ 11,738,073	$ -	$ -	$ 8,696,056
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	80.3%
Belgium	6.3%
Brazil	3.2%
China	2.6%
United Kingdom	2.5%
Greece	1.1%
Ireland	1.1%
Bermuda	1.0%
Indonesia	1.0%
Others (individually less than 1%)	0.9%
100.0%
Income Tax Information
At June 30, 2009, the fund had a capital loss carryforward of approximately $461,387,359 all of which will expire on June 30, 2017.
The fund intends to elect to defer to its fiscal year ending June 30, 2010 approximately $117,846,720 of losses recognized during the period November 1, 2008 to June 30, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	June 30, 2009

Assets
Investment in securities, at value (including securities loaned of $29,030,902) - See accompanying schedule: Unaffiliated issuers (cost $644,593,279)	$ 677,916,980
Fidelity Central Funds (cost $50,496,718)	50,496,718
Other affiliated issuers (cost $11,738,073)	8,696,056
Total Investments (cost $706,828,070)		$ 737,109,754
Receivable for investments sold		13,749,277
Receivable for fund shares sold		479,583
Dividends receivable		579,641
Distributions receivable from Fidelity Central Funds		33,859
Prepaid expenses		4,069
Other receivables		10,844
Total assets		751,967,027

Liabilities
Payable to custodian bank	$ 1,657
Payable for investments purchased	29,718,654
Payable for fund shares redeemed	609,694
Accrued management fee	180,195
Other affiliated payables	215,666
Other payables and accrued expenses	37,251
Collateral on securities loaned, at value	30,062,450
Total liabilities		60,825,567

Net Assets		$ 691,141,460
Net Assets consist of:
Paid in capital		$ 1,255,781,498
Undistributed net investment income		1,157,576
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(596,080,807)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		30,283,193
Net Assets, for 54,887,559 shares outstanding		$ 691,141,460
Net Asset Value, offering price and redemption price per share ($691,141,460 ÷ 54,887,559 shares)		$ 12.59

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended June 30, 2009

Investment Income
Dividends		$ 9,840,566
Interest		1,192
Income from Fidelity Central Funds		632,924
Total income		10,474,682

Expenses
Management fee Basic fee	$ 4,311,792
Performance adjustment	(1,636,107)
Transfer agent fees	2,299,459
Accounting and security lending fees	277,758
Custodian fees and expenses	42,802
Independent trustees' compensation	5,093
Registration fees	33,140
Audit	51,469
Legal	6,349
Interest	11,225
Miscellaneous	75,485
Total expenses before reductions	5,478,465
Expense reductions	(120,976)	5,357,489
Net investment income (loss)		5,117,193
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(410,920,833)
Foreign currency transactions	(1,555,668)
Futures contracts	(677,414)
Total net realized gain (loss)		(413,153,915)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $2,882)	(63,621,374)
Assets and liabilities in foreign currencies	44,577
Total change in net unrealized appreciation (depreciation)		(63,576,797)
Net gain (loss)		(476,730,712)
Net increase (decrease) in net assets resulting from operations		$ (471,613,519)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended June 30, 2009	Year ended June 30, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,117,193	$ (1,250,250)
Net realized gain (loss)	(413,153,915)	(84,881,932)
Change in net unrealized appreciation (depreciation)	(63,576,797)	(66,457,417)
Net increase (decrease) in net assets resulting from operations	(471,613,519)	(152,589,599)
Distributions to shareholders from net investment income	(2,940,731)	(1,166,932)
Distributions to shareholders from net realized gain	(2,245,538)	(264,783,222)
Total distributions	(5,186,269)	(265,950,154)
Share transactions Proceeds from sales of shares	103,228,702	538,874,678
Reinvestment of distributions	5,069,296	259,377,085
Cost of shares redeemed	(242,833,808)	(564,686,677)
Net increase (decrease) in net assets resulting from share transactions	(134,535,810)	233,565,086
Total increase (decrease) in net assets	(611,335,598)	(184,974,667)

Net Assets
Beginning of period	1,302,477,058	1,487,451,725
End of period (including undistributed net investment income of $1,157,576 and accumulated net investment loss of $87, respectively)	$ 691,141,460	$ 1,302,477,058
Other Information Shares
Sold	8,273,139	23,613,048
Issued in reinvestment of distributions	393,754	11,524,073
Redeemed	(19,050,293)	(26,883,343)
Net increase (decrease)	(10,383,400)	8,253,778

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended June 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 19.95	$ 26.09	$ 23.62	$ 20.07	$ 19.59
Income from Investment Operations
Net investment income (loss) B	.09	(.02)	.07	.11 E	.07 F
Net realized and unrealized gain (loss)	(7.36)	(1.85)	4.27	3.61	.49
Total from investment operations	(7.27)	(1.87)	4.34	3.72	.56
Distributions from net investment income	(.05)	(.02)	(.09)	(.01)	(.08)
Distributions from net realized gain	(.04)	(4.25)	(1.78)	(.16)	-
Total distributions	(.09)	(4.27)	(1.87)	(.17)	(.08)
Redemption fees added to paid in capital	-	-	- B, H, I	- B, H	- B, H
Net asset value, end of period	$ 12.59	$ 19.95	$ 26.09	$ 23.62	$ 20.07
Total Return A	(36.47)%	(8.50)%	20.47%	18.56%	2.85%
Ratios to Average Net Assets C, G
Expenses before reductions	.71%	.99%	.84%	.79%	.97%
Expenses net of fee waivers, if any	.71%	.99%	.84%	.79%	.97%
Expenses net of all reductions	.70%	.98%	.83%	.77%	.92%
Net investment income (loss)	.67%	(.08)%	.30%	.46% E	.35% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 691,141	$ 1,302,477	$ 1,487,452	$ 1,195,648	$ 795,058
Portfolio turnover rate D	424%	173%	236%	107%	110%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .27%.

F Investment income per share reflects a special dividend which amounted to $.10 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.14)%.

G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

H Amount represents less than $.01 per share.

I The redemption fee was eliminated during the year ended June 30, 2007.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended June 30, 2009

1. Organization.

Fidelity Fifty (the Fund) is a non-diversified fund of Fidelity Hastings Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, August 17, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of June 30, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign taxes, partnerships, passive foreign investment companies (PFIC), capital loss carryforwards, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 57,545,434
Unrealized depreciation	(44,109,043)
Net unrealized appreciation (depreciation)	13,436,391
Undistributed ordinary income	1,157,517
Capital loss carryforward	(461,387,359)
Cost for federal income tax purposes	$ 723,673,363

The tax character of distributions paid was as follows:

	2009	2008
Ordinary Income	$ 5,186,269	$ 147,697,148
Long-Term Capital Gains	-	118,253,006
Total	$ 5,186,269	$ 265,950,154

4. Investments in Derivative Instruments.

Objectives and Strategies for Investing in Derivative Instruments. The Fund uses derivative instruments ("derivatives"), including futures contracts, in order to meet its investment objectives. The Fund's strategy is to use derivatives as a risk management tool and as an additional way to gain exposure to certain types of assets. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

Annual Report

4. Investments in Derivative Instruments - continued

Objectives and Strategies for Investing in Derivative Instruments - continued

While utilizing derivatives in pursuit of its investment objectives, the Fund is exposed to certain financial risk relative to those derivatives. This risk is further explained below:

Equity Risk

Equity risk is the risk that the value of financial instruments will fluctuate as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The following notes provide more detailed information about each derivative type held by the Fund:

Futures Contracts. The Fund uses futures contracts to manage its exposure to the stock market. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument.

The purchaser or seller of a futures contract is not required to pay for or deliver the instrument unless the contract is held until the delivery date. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Securities deposited to meet margin requirements are identified in each applicable Fund's Schedule of Investments. Futures contracts are marked-to-market daily and subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and changes in value are recognized as unrealized gain (loss). Realized gain (loss) is recorded upon the expiration or closing of the futures contract. The net realized gain (loss) and change in unrealized gain (loss) on futures contracts during the period is included on the Statement of Operations. The total underlying face amount of all open futures contracts at period end is indicative of the volume of this derivative type.

Annual Report

Notes to Financial Statements - continued

4. Investments in Derivative Instruments - continued

Realized and Change in Unrealized Gain (Loss) on Derivative Instruments. A summary of the Fund's value of derivatives by primary risk exposure as of period end, if any, is included at the end of the Fund's Schedule of Investments. The table below reflects the Fund's realized gain (loss) and change in unrealized gain (loss) for derivatives during the period.

Risk Exposure / Derivative Type	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Equity Risk
Futures Contracts	$ (677,414)	$ -
Total Derivatives Realized and Change in Unrealized Gain (Loss) (a)	$ (677,414)	$ -

(a) Total derivatives realized gain (loss) included in the Statement of Operations is comprised of $(677,414) for futures contracts.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,316,879,854 and $3,391,067,529, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged 0.26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .35% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .30% of average net assets.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $39,063 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 8,726,756	1.09%	$ 10,835

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,166 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could

Annual Report

Notes to Financial Statements - continued

8. Security Lending - continued

experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $416,542.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $11,219,000. The weighted average interest rate was 1.25%. The interest expense amounted to $390 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $113,972 for the period. In addition, through arrangements with the Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody and transfer agent expenses by $3,310 and $3,694, respectively.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Hastings Street Trust and the Shareholders of Fidelity Fifty:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Fifty (a fund of Fidelity Hastings Street Trust) at June 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Fifty's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

August 17, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Mr. Edward C. Johnson 3d and Mr. James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Mr. Edward C. Johnson 3d oversees 262 funds advised by FMR or an affiliate. Mr. James C. Curvey oversees 392 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (43)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (44)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (47)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian also serves as Chief Financial Officer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Christian served as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009) and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)
Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)
For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)
For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

FIF-UANN-0809
1.787732.106

Fidelity®

Fund

Annual Report

June 30, 2009
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Although there has been some encouraging news in the world's capital markets this spring and early summer, many economic uncertainties remain - including generally weak corporate earnings and still-sluggish consumer spending - which could call into question the sustainability and overall strength of the markets' recent forward momentum. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended June 30, 2009	Past 1 year	Past 5 years	Past 10 years
Fidelity Fund	-29.74%	-1.15%	-1.56%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Fund, a class of the fund, on June 30, 1999. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: A refreshing spring rally punctuated an otherwise dismal year for U.S. stocks during the 12-month period ending June 30, 2009. The lingering effects of the global credit crisis continued to plague investors for most of the period, eliciting a widespread abandonment of riskier assets in a massive flight to quality. By March, however, signs of a potential recovery began to emerge, encouraged by federal government programs to loosen credit and stimulate the economy. Corporate profits, though still weak, began to stabilize and valuations started to return to normal trading ranges. Major equity indexes posted significant gains in March and April, with financials leading the rebound. Though these surges gave way to smaller advances in the final two months of the period - especially in June - returns remained mostly positive. During the April-June time frame, U.S. stocks had posted their best quarter in more than a decade. Despite this improving backdrop, the major equity indexes finished the 12 months in negative territory. The Standard & Poor's 500SM Index declined 26.21%, while the Dow Jones U.S. Total Stock Market IndexSM - the broadest overall gauge of domestic equities - was down 26.39%. Meanwhile, the blue-chip-laden Dow Jones Industrial AverageSM fell 23.00% and the technology-heavy Nasdaq Composite® Index posted a 19.15% loss.

Comments from John Avery, Portfolio Manager of Fidelity® Fund: During the past year, the fund's Retail Class shares returned -29.74%, trailing the S&P 500®. Unfavorable stock selection in energy detracted versus the index. An underweighting and unrewarding stock picking in consumer staples also worked against us, as did stock selection in utilities and health care, and stock and sector positioning in materials. Ireland-based biopharmaceutical stock Elan, an out-of-index holding, was our biggest relative detractor. The company's Tysabri medication was linked to further cases of a rare brain infection. Coal producer Peabody Energy - which I sold - and natural gas producer Chesapeake Energy also hurt, as did agricultural products provider Monsanto. Underweighting drug giant Pfizer and energy heavyweight Exxon Mobil detracted as well. Conversely, a small cash position was beneficial, and stock selection in consumer discretionary, telecommunication services and financials had a modest positive impact. The fund was rewarded for its out-of-benchmark position in biotechnology stock Genentech, which was bought by a rival during the period. Goldman Sachs was a survivor in the investment banking space. Significantly underweighting troubled insurer American International Group (AIG), and then selling out of the position early in the period, also helped.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2009 to June 30, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses Paid During Period* January 1, 2009 to June 30, 2009
Fidelity Fund	.67%
Actual		$ 1,000.00	$ 1,057.80	$ 3.42
HypotheticalA		$ 1,000.00	$ 1,021.47	$ 3.36
Class K	.45%
Actual		$ 1,000.00	$ 1,058.90	$ 2.30
HypotheticalA		$ 1,000.00	$ 1,022.56	$ 2.26

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of June 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Wyeth	2.3	2.0
Microsoft Corp.	2.2	1.0
Bank of America Corp.	2.0	1.3
Apple, Inc.	1.9	0.9
Goldman Sachs Group, Inc.	1.9	0.7
Procter & Gamble Co.	1.9	2.3
Cisco Systems, Inc.	1.8	1.6
Johnson & Johnson	1.7	2.1
Wells Fargo & Co.	1.7	2.5
JPMorgan Chase & Co.	1.7	1.4
	19.1
Top Five Market Sectors as of June 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	19.2	14.7
Financials	14.2	13.8
Health Care	13.1	15.0
Industrials	11.2	10.8
Energy	11.1	10.7
Asset Allocation (% of fund's net assets)
As of June 30, 2009*		As of December 31, 2008**
	Stocks 97.8%		Stocks 92.7%
	Bonds 0.0%		Bonds 2.7%
	Convertible Securities 0.1%		Convertible Securities 0.2%
	Other Investments 0.0%		Other Investments 1.5%
	Short-Term Investments and Net Other Assets 2.1%		Short-Term Investments and Net Other Assets 2.9%
* Foreign investments	10.0%	* * Foreign investments	7.5%

Annual Report

Investments June 30, 2009

Showing Percentage of Net Assets

Common Stocks - 97.8%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 10.1%
Auto Components - 0.8%
BorgWarner, Inc.	700,000	$ 23,905
Magna International, Inc. Class A	342,000	14,511
		38,416
Diversified Consumer Services - 0.3%
Brinks Home Security Holdings, Inc. (a)	500,000	14,155
Hotels, Restaurants & Leisure - 0.7%
McDonald's Corp.	559,000	32,137
Household Durables - 1.3%
Mohawk Industries, Inc. (a)	452,000	16,127
Pulte Homes, Inc.	1,854,500	16,375
Whirlpool Corp.	711,400	30,277
		62,779
Internet & Catalog Retail - 0.4%
Amazon.com, Inc. (a)	216,600	18,121
Media - 2.0%
Comcast Corp. Class A	933,700	13,529
McGraw-Hill Companies, Inc.	1,072,400	32,290
The Walt Disney Co.	2,022,800	47,192
		93,011
Multiline Retail - 0.6%
Macy's, Inc.	945,400	11,118
Target Corp.	438,900	17,323
		28,441
Specialty Retail - 3.1%
Best Buy Co., Inc.	525,800	17,609
Home Depot, Inc.	713,800	16,867
Lowe's Companies, Inc.	2,535,200	49,208
Sherwin-Williams Co.	399,300	21,462
Staples, Inc.	2,181,250	43,996
		149,142
Textiles, Apparel & Luxury Goods - 0.9%
Polo Ralph Lauren Corp. Class A	796,173	42,627
TOTAL CONSUMER DISCRETIONARY		478,829
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - 10.6%
Beverages - 1.9%
PepsiCo, Inc.	595,790	$ 32,745
The Coca-Cola Co.	1,169,300	56,115
		88,860
Food & Staples Retailing - 2.9%
Costco Wholesale Corp.	288,100	13,166
CVS Caremark Corp.	1,030,000	32,826
Wal-Mart Stores, Inc.	1,457,900	70,621
Walgreen Co.	706,700	20,777
		137,390
Food Products - 2.3%
Archer Daniels Midland Co.	376,900	10,090
Bunge Ltd.	412,000	24,823
Cosan Ltd. Class A (a)	1,970,408	10,207
Kellogg Co.	402,100	18,726
Nestle SA (Reg.)	802,135	30,213
Ralcorp Holdings, Inc. (a)	237,800	14,487
		108,546
Household Products - 1.9%
Procter & Gamble Co.	1,721,644	87,976
Tobacco - 1.6%
Altria Group, Inc.	607,100	9,950
Philip Morris International, Inc.	1,504,100	65,609
		75,559
TOTAL CONSUMER STAPLES		498,331
ENERGY - 11.1%
Energy Equipment & Services - 2.7%
ENSCO International, Inc.	606,500	21,149
Schlumberger Ltd. (NY Shares)	680,200	36,806
Smith International, Inc.	472,300	12,162
Transocean Ltd. (a)	455,133	33,812
Weatherford International Ltd. (a)	1,231,700	24,092
		128,021
Oil, Gas & Consumable Fuels - 8.4%
Canadian Natural Resources Ltd.	340,100	17,892
Chesapeake Energy Corp.	1,351,600	26,802
Chevron Corp.	1,028,400	68,132
ConocoPhillips	869,200	36,559
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Devon Energy Corp.	169,800	$ 9,254
Exxon Mobil Corp.	1,099,300	76,852
Marathon Oil Corp.	1,587,600	47,834
Murphy Oil Corp.	376,000	20,424
Occidental Petroleum Corp.	1,116,600	73,483
Range Resources Corp.	225,400	9,334
Southern Union Co.	490,300	9,017
		395,583
TOTAL ENERGY		523,604
FINANCIALS - 14.1%
Capital Markets - 5.8%
Deutsche Bank AG	369,030	22,511
Goldman Sachs Group, Inc.	611,600	90,174
Julius Baer Holding Ltd.	316,215	12,277
Lazard Ltd. Class A	514,500	13,850
Morgan Stanley	1,570,200	44,766
State Street Corp.	1,236,050	58,342
T. Rowe Price Group, Inc. (d)	733,000	30,544
		272,464
Commercial Banks - 3.3%
China Construction Bank Corp. (H Shares)	15,526,000	12,040
Industrial & Commercial Bank of China Ltd.	17,058,000	11,886
PNC Financial Services Group, Inc.	416,800	16,176
Sumitomo Mitsui Financial Group, Inc.	383,700	15,653
U.S. Bancorp, Delaware	968,200	17,350
Wells Fargo & Co.	3,387,400	82,178
		155,283
Consumer Finance - 0.4%
American Express Co.	888,092	20,639
Diversified Financial Services - 4.1%
Bank of America Corp.	7,417,335	97,909
CME Group, Inc.	57,300	17,827
JPMorgan Chase & Co.	2,338,400	79,763
		195,499
Insurance - 0.3%
Berkshire Hathaway, Inc. Class A (a)	131	11,790
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Thrifts & Mortgage Finance - 0.2%
Hudson City Bancorp, Inc.	847,400	$ 11,262
TOTAL FINANCIALS		666,937
HEALTH CARE - 13.1%
Biotechnology - 1.9%
Amgen, Inc. (a)	852,600	45,137
Biogen Idec, Inc. (a)	507,100	22,896
Gilead Sciences, Inc. (a)	229,400	10,745
United Therapeutics Corp. (a)	156,800	13,066
		91,844
Health Care Equipment & Supplies - 2.4%
C.R. Bard, Inc.	424,400	31,597
Covidien PLC	953,300	35,692
St. Jude Medical, Inc. (a)	791,500	32,531
Thoratec Corp. (a)	462,800	12,394
		112,214
Health Care Providers & Services - 0.8%
Medco Health Solutions, Inc. (a)	778,400	35,503
Pharmaceuticals - 8.0%
Abbott Laboratories	899,300	42,303
Allergan, Inc.	647,000	30,784
Elan Corp. PLC sponsored ADR (a)	1,954,296	12,449
Forest Laboratories, Inc. (a)	477,800	11,998
Johnson & Johnson	1,450,700	82,400
King Pharmaceuticals, Inc. (a)	1,291,200	12,434
Merck & Co., Inc.	775,800	21,691
Pfizer, Inc.	3,407,700	51,116
Wyeth	2,446,240	111,029
		376,204
TOTAL HEALTH CARE		615,765
INDUSTRIALS - 11.2%
Aerospace & Defense - 1.8%
General Dynamics Corp.	163,200	9,040
Honeywell International, Inc.	685,800	21,534
Lockheed Martin Corp.	455,330	36,722
Raytheon Co.	366,100	16,266
		83,562
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Air Freight & Logistics - 0.3%
United Parcel Service, Inc. Class B	321,900	$ 16,092
Building Products - 0.5%
Masco Corp.	2,364,800	22,655
Commercial Services & Supplies - 0.3%
The Brink's Co.	442,700	12,852
Construction & Engineering - 0.6%
Quanta Services, Inc. (a)	1,250,600	28,926
Electrical Equipment - 0.8%
Cooper Industries Ltd. Class A	729,200	22,642
Regal-Beloit Corp.	431,100	17,123
		39,765
Industrial Conglomerates - 2.2%
General Electric Co.	4,659,600	54,611
Textron, Inc.	2,341,300	22,617
Tyco International Ltd.	1,002,200	26,037
		103,265
Machinery - 3.0%
Briggs & Stratton Corp.	627,400	8,370
Cummins, Inc.	966,600	34,034
Deere & Co.	416,800	16,651
Eaton Corp.	296,800	13,240
Flowserve Corp.	166,900	11,651
Ingersoll-Rand Co. Ltd. Class A	796,000	16,636
Navistar International Corp. (a)	428,500	18,683
PACCAR, Inc.	307,000	9,981
Toro Co. (d)	421,400	12,600
		141,846
Professional Services - 1.0%
Manpower, Inc.	694,100	29,388
Monster Worldwide, Inc. (a)(d)	1,564,800	18,480
		47,868
Road & Rail - 0.4%
Union Pacific Corp.	395,600	20,595
Trading Companies & Distributors - 0.3%
W.W. Grainger, Inc.	142,500	11,668
TOTAL INDUSTRIALS		529,094
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - 19.2%
Communications Equipment - 2.9%
Cisco Systems, Inc. (a)	4,457,676	$ 83,091
QUALCOMM, Inc.	1,146,100	51,804
		134,895
Computers & Peripherals - 5.2%
Apple, Inc. (a)	642,600	91,526
Dell, Inc. (a)	1,384,100	19,004
Hewlett-Packard Co.	1,538,100	59,448
International Business Machines Corp.	538,100	56,188
NCR Corp. (a)	1,434,021	16,964
		243,130
Electronic Equipment & Components - 1.2%
Amphenol Corp. Class A	1,344,538	42,541
Arrow Electronics, Inc. (a)	776,454	16,492
		59,033
Internet Software & Services - 1.4%
Google, Inc. Class A (sub. vtg.) (a)	131,485	55,433
NetEase.com, Inc. sponsored ADR (a)	368,200	12,953
		68,386
Semiconductors & Semiconductor Equipment - 4.2%
Applied Materials, Inc.	3,416,900	37,483
Intel Corp.	3,237,800	53,586
Lam Research Corp. (a)	636,300	16,544
MEMC Electronic Materials, Inc. (a)	655,000	11,666
Samsung Electronics Co. Ltd.	26,190	12,162
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	2,014,086	18,953
Texas Instruments, Inc.	1,591,100	33,890
Xilinx, Inc.	665,300	13,612
		197,896
Software - 4.3%
Adobe Systems, Inc. (a)	605,900	17,147
Citrix Systems, Inc. (a)	702,400	22,400
Microsoft Corp.	4,491,300	106,758
Oracle Corp.	2,660,500	56,988
		203,293
TOTAL INFORMATION TECHNOLOGY		906,633
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - 4.7%
Chemicals - 3.2%
Air Products & Chemicals, Inc.	328,100	$ 21,192
Airgas, Inc.	362,800	14,704
Albemarle Corp.	633,900	16,209
Dow Chemical Co.	2,068,500	33,386
E.I. du Pont de Nemours & Co.	639,800	16,392
FMC Corp.	583,500	27,600
Monsanto Co.	183,567	13,646
Solutia, Inc. (a)	1,071,800	6,174
		149,303
Construction Materials - 0.3%
Vulcan Materials Co. (d)	305,900	13,184
Metals & Mining - 1.2%
Freeport-McMoRan Copper & Gold, Inc. Class B	234,100	11,731
Goldcorp, Inc.	442,100	15,368
Newcrest Mining Ltd.	447,353	10,997
United States Steel Corp.	537,800	19,221
		57,317
TOTAL MATERIALS		219,804
TELECOMMUNICATION SERVICES - 1.6%
Diversified Telecommunication Services - 0.5%
Verizon Communications, Inc.	767,900	23,598
Wireless Telecommunication Services - 1.1%
American Tower Corp. Class A (a)	223,700	7,053
SBA Communications Corp. Class A (a)	420,700	10,324
Sprint Nextel Corp. (a)	4,517,300	21,728
Vodafone Group PLC sponsored ADR	559,000	10,895
		50,000
TOTAL TELECOMMUNICATION SERVICES		73,598
UTILITIES - 2.1%
Electric Utilities - 1.6%
Entergy Corp.	370,600	28,729
Exelon Corp.	382,300	19,578
FirstEnergy Corp.	707,200	27,404
		75,711
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - continued
Independent Power Producers & Energy Traders - 0.3%
NRG Energy, Inc. (a)	489,400	$ 12,705
Multi-Utilities - 0.2%
PG&E Corp.	303,700	11,674
TOTAL UTILITIES		100,090
TOTAL COMMON STOCKS (Cost $4,930,609)		4,612,685
Convertible Preferred Stocks - 0.1%

FINANCIALS - 0.1%
Commercial Banks - 0.1%
Wells Fargo & Co. 7.50%	8,000	6,280
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $4,076)		6,280
Money Market Funds - 2.7%

Fidelity Cash Central Fund, 0.40% (b)	99,112,340	99,112
Fidelity Securities Lending Cash Central Fund, 0.22% (b)(c)	29,869,325	29,869
TOTAL MONEY MARKET FUNDS (Cost $128,981)		128,981
Cash Equivalents - 0.3%
	Maturity Amount (000s)
Investments in repurchase agreements in a joint trading account at 0.02%, dated 6/30/09 due 7/1/09 (Collateralized by U.S. Treasury Obligations) # (Cost $11,722)	$ 11,722	11,722
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $5,075,388)		4,759,668
NET OTHER ASSETS - (0.9)%		(43,001)
NET ASSETS - 100%		$ 4,716,667
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
# Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value (Amounts in thousands)
$11,722,000 due 7/01/09 at 0.02%
BNP Paribas Securities Corp.	$ 6,521
Banc of America Securities LLC	1,138
Barclays Capital, Inc.	3,469
Deutsche Bank Securities, Inc.	594
$ 11,722
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 2,634
Fidelity Securities Lending Cash Central Fund	2,859
Total	$ 5,493
Other Information

The following is a summary of the inputs used, as of June 30, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 478,829	$ 478,829	$ -	$ -
Consumer Staples	498,331	498,331	-	-
Energy	523,604	523,604	-	-
Financials	673,217	650,706	22,511	-
Health Care	615,765	615,765	-	-
Industrials	529,094	529,094	-	-
Information Technology	906,633	906,633	-	-
Materials	219,804	219,804	-	-
Telecommunication Services	73,598	73,598	-	-
Utilities	100,090	100,090	-	-
Cash Equivalents	11,722	-	11,722	-
Money Market Funds	128,981	128,981	-	-
Total Investments in Securities	$ 4,759,668	$ 4,725,435	$ 34,233	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	90.0%
Switzerland	2.7%
Bermuda	1.8%
Ireland	1.0%
Canada	1.0%
Others (individually less than 1%)	3.5%
100.0%
Income Tax Information
At June 30, 2009, the fund had a capital loss carryforward of approximately $585,757,000 all of which will expire on June 30, 2017.
The fund intends to elect to defer to its fiscal year ending June 30, 2010 approximately $518,933,000 of losses recognized during the period November 1, 2008 to June 30, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	June 30, 2009
Assets
Investment in securities, at value (including securities loaned of $29,016 and repurchase agreements of $11,722) - See accompanying schedule: Unaffiliated issuers (cost $4,946,407)	$ 4,630,687
Fidelity Central Funds (cost $128,981)	128,981
Total Investments (cost $5,075,388)		$ 4,759,668
Cash		81
Foreign currency held at value (cost $76)		75
Receivable for investments sold		8,669
Receivable for fund shares sold		2,984
Dividends receivable		6,520
Interest receivable		17
Distributions receivable from Fidelity Central Funds		474
Prepaid expenses		28
Other receivables		190
Total assets		4,778,706

Liabilities
Payable for investments purchased	$ 25,620
Payable for fund shares redeemed	3,864
Accrued management fee	1,397
Other affiliated payables	1,079
Other payables and accrued expenses	210
Collateral on securities loaned, at value	29,869
Total liabilities		62,039

Net Assets		$ 4,716,667
Net Assets consist of:
Paid in capital		$ 6,225,346
Undistributed net investment income		36,796
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,229,746)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(315,729)
Net Assets		$ 4,716,667

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	June 30, 2009

Fidelity Fund: Net Asset Value, offering price and redemption price per share ($4,442,499 ÷ 185,485 shares)	$ 23.95

Class K: Net Asset Value, offering price and redemption price per share ($274,168 ÷ 11,445 shares)	$ 23.96

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended June 30, 2009
Investment Income
Dividends		$ 99,816
Interest		13,590
Income from Fidelity Central Funds		5,493
Total income		118,899

Expenses
Management fee	$ 17,683
Transfer agent fees	12,152
Accounting and security lending fees	1,151
Custodian fees and expenses	118
Independent trustees' compensation	33
Depreciation in deferred trustee compensation account	(2)
Registration fees	127
Audit	83
Legal	45
Miscellaneous	339
Total expenses before reductions	31,729
Expense reductions	(61)	31,668
Net investment income (loss)		87,231
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(1,176,935)
Foreign currency transactions	(130)
Total net realized gain (loss)		(1,177,065)
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,047,410)
Assets and liabilities in foreign currencies	(15)
Total change in net unrealized appreciation (depreciation)		(1,047,425)
Net gain (loss)		(2,224,490)
Net increase (decrease) in net assets resulting from operations		$ (2,137,259)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended June 30, 2009	Year ended June 30, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 87,231	$ 72,684
Net realized gain (loss)	(1,177,065)	467,755
Change in net unrealized appreciation (depreciation)	(1,047,425)	(825,272)
Net increase (decrease) in net assets resulting from operations	(2,137,259)	(284,833)
Distributions to shareholders from net investment income	(84,443)	(72,940)
Distributions to shareholders from net realized gain	(199,008)	(310,354)
Total distributions	(283,451)	(383,294)
Share transactions - net increase (decrease)	(36,292)	423,387
Total increase (decrease) in net assets	(2,457,002)	(244,740)

Net Assets
Beginning of period	7,173,669	7,418,409
End of period (including undistributed net investment income of $36,796 and undistributed net investment income of $19,181, respectively)	$ 4,716,667	$ 7,173,669

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Fund

Years ended June 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 35.69	$ 38.98	$ 32.55	$ 29.74	$ 28.81
Income from Investment Operations
Net investment income (loss) B	.44	.37	.30	.28	.44 E
Net realized and unrealized gain (loss)	(10.77)	(1.65)	6.45	2.80	.87
Total from investment operations	(10.33)	(1.28)	6.75	3.08	1.31
Distributions from net investment income	(.42)	(.38)	(.32)	(.27)	(.38)
Distributions from net realized gain	(.99)	(1.63)	-	-	-
Total distributions	(1.41)	(2.01)	(.32)	(.27)	(.38)
Net asset value, end of period	$ 23.95	$ 35.69	$ 38.98	$ 32.55	$ 29.74
Total Return A	(29.74)%	(3.73)%	20.86%	10.40%	4.58%
Ratios to Average Net Assets C, F
Expenses before reductions	.64%	.56%	.57%	.59%	.60%
Expenses net of fee waivers, if any	.64%	.56%	.57%	.59%	.60%
Expenses net of all reductions	.64%	.55%	.56%	.56%	.57%
Net investment income (loss)	1.73%	.98%	.86%	.87%	1.52% E
Supplemental Data
Net assets, end of period (in millions)	$ 4,442	$ 7,174	$ 7,418	$ 8,284	$ 10,178
Portfolio turnover rate D	91%	80%	50%	72%	74%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.12 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.09%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended June 30,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 35.70	$ 37.54
Income from Investment Operations
Net investment income (loss) D	.42	.05
Net realized and unrealized gain (loss)	(10.70)	(1.89)
Total from investment operations	(10.28)	(1.84)
Distributions from net investment income	(.47)	-
Distributions from net realized gain	(.99)	-
Total distributions	(1.46)	-
Net asset value, end of period	$ 23.96	$ 35.70
Total Return B, C	(29.59)%	(4.90)%
Ratios to Average Net Assets E, H
Expenses before reductions	.45%	.43% A
Expenses net of fee waivers, if any	.45%	.43% A
Expenses net of all reductions	.45%	.43% A
Net investment income (loss)	1.92%	1.00% A
Supplemental Data
Net assets, end of period (in millions)	$ 274	$ 95
Portfolio turnover rate F	91%	80%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to June 30, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended June 30, 2009

(Amounts in thousands except ratios)

1. Organization.

Fidelity Fund (the Fund) is a fund of Fidelity Hastings Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Fidelity Fund and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. After the commencement of Class K, the Fund began offering conversion privileges between Fidelity Fund and Class K to eligible shareholders of Fidelity Fund. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, August 18, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of June 30, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the

Annual Report

3. Significant Accounting Policies - continued

Deferred Trustee Compensation - continued

offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, market discount, capital loss carryforwards, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 319,218
Unrealized depreciation	(759,504)
Net unrealized appreciation (depreciation)	(440,286)
Undistributed ordinary income	37,259
Capital loss carryforward	(585,757)

Cost for federal income tax purposes	$ 5,199,954

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	June 30, 2009	June 30, 2008
Ordinary Income	$ 69,234	$ 72,940
Long-term Capital Gains	214,217	310,354
Total	$ 283,451	$ 383,294

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $4,584,186 and $4,502,909, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .09% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .35% of the Fund's average net assets.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Fidelity Fund. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Fidelity Fund	$ 12,073.25
Class K	79.06
	$ 12,152

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $125 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $20 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Security Lending - continued

to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $2,859.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $41 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $2. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Fidelity Fund	$ 16

In addition, FMR voluntarily agreed to reimburse a portion of the existing class' operating expenses. During the period, this reimbursement reduced the existing class' expenses by $2.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended June 30,	2009	2008
From net investment income
Fidelity Fund	$ 82,001	$ 72,940
Class K	2,442	-
Total	$ 84,443	$ 72,940
From net realized gain
Fidelity Fund	$ 199,006	$ 310,354
Class K	2	-
Total	$ 199,008	$ 310,354

Annual Report

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended June 30,	2009	2008 A	2009	2008 A
Fidelity Fund
Shares sold	32,615	34,776	$ 802,458	$ 1,322,511
Conversion to Class K	(12,199)	-	(293,056)	-
Reinvestment of distributions	8,659	9,112	264,357	359,856
Shares redeemed	(44,578)	(33,213)	(1,084,259)	(1,259,080)
Net increase (decrease)	(15,503)	10,675	$ (310,500)	$ 423,287
Class K
Shares sold	1,339	3	$ 29,734	$ 100
Conversion from Fidelity Fund	12,197	-	293,056	-
Reinvestment of distributions	109	-	2,444	-
Shares redeemed	(2,203)	-	(51,026)	-
Net increase (decrease)	11,442	3	$ 274,208	$ 100

A Share transactions for Class K are for the period May 9, 2008 (commencement of sale of shares) to June 30, 2008.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Hastings Street Trust and the Shareholders of Fidelity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Fund (a fund of Fidelity Hastings Street Trust) at June 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

August 18, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Mr. Edward C. Johnson 3d and Mr. James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Mr. Edward C. Johnson 3d oversees 262 funds advised by FMR or an affiliate. Mr. James C. Curvey oversees 392 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment:2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-
present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-
present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-
present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (43)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (44)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-
present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-
present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-
present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc.
(2005-present).

Jeffrey S. Christian (47)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian also serves as Chief Financial Officer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Christian served as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009) and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

A total of 0.61% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Fidelity Fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Fidelity Fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management &
Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

FID-UANN-0809
1.787731.106

Fidelity®

Fund -
Class K

Annual Report

June 30, 2009
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Although there has been some encouraging news in the world's capital markets this spring and early summer, many economic uncertainties remain - including generally weak corporate earnings and still-sluggish consumer spending - which could call into question the sustainability and overall strength of the markets' recent forward momentum. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended June 30, 2009	Past 1 year	Past 5 years	Past 10 years
Class K A	-29.59%	-1.10%	-1.54%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Fund - Class K on June 30, 1999. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period. The initial offering of Class K took place on May 9, 2008. See above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: A refreshing spring rally punctuated an otherwise dismal year for U.S. stocks during the 12-month period ending June 30, 2009. The lingering effects of the global credit crisis continued to plague investors for most of the period, eliciting a widespread abandonment of riskier assets in a massive flight to quality. By March, however, signs of a potential recovery began to emerge, encouraged by federal government programs to loosen credit and stimulate the economy. Corporate profits, though still weak, began to stabilize and valuations started to return to normal trading ranges. Major equity indexes posted significant gains in March and April, with financials leading the rebound. Though these surges gave way to smaller advances in the final two months of the period - especially in June - returns remained mostly positive. During the April-June time frame, U.S. stocks had posted their best quarter in more than a decade. Despite this improving backdrop, the major equity indexes finished the 12 months in negative territory. The Standard & Poor's 500SM Index declined 26.21%, while the Dow Jones U.S. Total Stock Market IndexSM - the broadest overall gauge of domestic equities - was down 26.39%. Meanwhile, the blue-chip-laden Dow Jones Industrial AverageSM fell 23.00% and the technology-heavy Nasdaq Composite® Index posted a 19.15% loss.

Comments from John Avery, Portfolio Manager of Fidelity® Fund: During the past year, the fund's Class K shares returned -29.59%, trailing the S&P 500®. Unfavorable stock selection in energy detracted versus the index. An underweighting and unrewarding stock picking in consumer staples also worked against us, as did stock selection in utilities and health care, and stock and sector positioning in materials. Ireland-based biopharmaceutical stock Elan, an out-of-index holding, was our biggest relative detractor. The company's Tysabri medication was linked to further cases of a rare brain infection. Coal producer Peabody Energy - which I sold - and natural gas producer Chesapeake Energy also hurt, as did agricultural products provider Monsanto. Underweighting drug giant Pfizer and energy heavyweight Exxon Mobil detracted as well. Conversely, a small cash position was beneficial, and stock selection in consumer discretionary, telecommunication services and financials had a modest positive impact. The fund was rewarded for its out-of-benchmark position in biotechnology stock Genentech, which was bought by a rival during the period. Goldman Sachs was a survivor in the investment banking space. Significantly underweighting troubled insurer American International Group (AIG), and then selling out of the position early in the period, also helped.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2009 to June 30, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio	Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses Paid During Period* January 1, 2009 to June 30, 2009
Fidelity Fund	.67%
Actual		$ 1,000.00	$ 1,057.80	$ 3.42
HypotheticalA		$ 1,000.00	$ 1,021.47	$ 3.36
Class K	.45%
Actual		$ 1,000.00	$ 1,058.90	$ 2.30
HypotheticalA		$ 1,000.00	$ 1,022.56	$ 2.26

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of June 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Wyeth	2.3	2.0
Microsoft Corp.	2.2	1.0
Bank of America Corp.	2.0	1.3
Apple, Inc.	1.9	0.9
Goldman Sachs Group, Inc.	1.9	0.7
Procter & Gamble Co.	1.9	2.3
Cisco Systems, Inc.	1.8	1.6
Johnson & Johnson	1.7	2.1
Wells Fargo & Co.	1.7	2.5
JPMorgan Chase & Co.	1.7	1.4
	19.1
Top Five Market Sectors as of June 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	19.2	14.7
Financials	14.2	13.8
Health Care	13.1	15.0
Industrials	11.2	10.8
Energy	11.1	10.7
Asset Allocation (% of fund's net assets)
As of June 30, 2009*		As of December 31, 2008**
	Stocks 97.8%		Stocks 92.7%
	Bonds 0.0%		Bonds 2.7%
	Convertible Securities 0.1%		Convertible Securities 0.2%
	Other Investments 0.0%		Other Investments 1.5%
	Short-Term Investments and Net Other Assets 2.1%		Short-Term Investments and Net Other Assets 2.9%
* Foreign investments	10.0%	* * Foreign investments	7.5%

Annual Report

Investments June 30, 2009

Showing Percentage of Net Assets

Common Stocks - 97.8%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 10.1%
Auto Components - 0.8%
BorgWarner, Inc.	700,000	$ 23,905
Magna International, Inc. Class A	342,000	14,511
		38,416
Diversified Consumer Services - 0.3%
Brinks Home Security Holdings, Inc. (a)	500,000	14,155
Hotels, Restaurants & Leisure - 0.7%
McDonald's Corp.	559,000	32,137
Household Durables - 1.3%
Mohawk Industries, Inc. (a)	452,000	16,127
Pulte Homes, Inc.	1,854,500	16,375
Whirlpool Corp.	711,400	30,277
		62,779
Internet & Catalog Retail - 0.4%
Amazon.com, Inc. (a)	216,600	18,121
Media - 2.0%
Comcast Corp. Class A	933,700	13,529
McGraw-Hill Companies, Inc.	1,072,400	32,290
The Walt Disney Co.	2,022,800	47,192
		93,011
Multiline Retail - 0.6%
Macy's, Inc.	945,400	11,118
Target Corp.	438,900	17,323
		28,441
Specialty Retail - 3.1%
Best Buy Co., Inc.	525,800	17,609
Home Depot, Inc.	713,800	16,867
Lowe's Companies, Inc.	2,535,200	49,208
Sherwin-Williams Co.	399,300	21,462
Staples, Inc.	2,181,250	43,996
		149,142
Textiles, Apparel & Luxury Goods - 0.9%
Polo Ralph Lauren Corp. Class A	796,173	42,627
TOTAL CONSUMER DISCRETIONARY		478,829
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - 10.6%
Beverages - 1.9%
PepsiCo, Inc.	595,790	$ 32,745
The Coca-Cola Co.	1,169,300	56,115
		88,860
Food & Staples Retailing - 2.9%
Costco Wholesale Corp.	288,100	13,166
CVS Caremark Corp.	1,030,000	32,826
Wal-Mart Stores, Inc.	1,457,900	70,621
Walgreen Co.	706,700	20,777
		137,390
Food Products - 2.3%
Archer Daniels Midland Co.	376,900	10,090
Bunge Ltd.	412,000	24,823
Cosan Ltd. Class A (a)	1,970,408	10,207
Kellogg Co.	402,100	18,726
Nestle SA (Reg.)	802,135	30,213
Ralcorp Holdings, Inc. (a)	237,800	14,487
		108,546
Household Products - 1.9%
Procter & Gamble Co.	1,721,644	87,976
Tobacco - 1.6%
Altria Group, Inc.	607,100	9,950
Philip Morris International, Inc.	1,504,100	65,609
		75,559
TOTAL CONSUMER STAPLES		498,331
ENERGY - 11.1%
Energy Equipment & Services - 2.7%
ENSCO International, Inc.	606,500	21,149
Schlumberger Ltd. (NY Shares)	680,200	36,806
Smith International, Inc.	472,300	12,162
Transocean Ltd. (a)	455,133	33,812
Weatherford International Ltd. (a)	1,231,700	24,092
		128,021
Oil, Gas & Consumable Fuels - 8.4%
Canadian Natural Resources Ltd.	340,100	17,892
Chesapeake Energy Corp.	1,351,600	26,802
Chevron Corp.	1,028,400	68,132
ConocoPhillips	869,200	36,559
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Devon Energy Corp.	169,800	$ 9,254
Exxon Mobil Corp.	1,099,300	76,852
Marathon Oil Corp.	1,587,600	47,834
Murphy Oil Corp.	376,000	20,424
Occidental Petroleum Corp.	1,116,600	73,483
Range Resources Corp.	225,400	9,334
Southern Union Co.	490,300	9,017
		395,583
TOTAL ENERGY		523,604
FINANCIALS - 14.1%
Capital Markets - 5.8%
Deutsche Bank AG	369,030	22,511
Goldman Sachs Group, Inc.	611,600	90,174
Julius Baer Holding Ltd.	316,215	12,277
Lazard Ltd. Class A	514,500	13,850
Morgan Stanley	1,570,200	44,766
State Street Corp.	1,236,050	58,342
T. Rowe Price Group, Inc. (d)	733,000	30,544
		272,464
Commercial Banks - 3.3%
China Construction Bank Corp. (H Shares)	15,526,000	12,040
Industrial & Commercial Bank of China Ltd.	17,058,000	11,886
PNC Financial Services Group, Inc.	416,800	16,176
Sumitomo Mitsui Financial Group, Inc.	383,700	15,653
U.S. Bancorp, Delaware	968,200	17,350
Wells Fargo & Co.	3,387,400	82,178
		155,283
Consumer Finance - 0.4%
American Express Co.	888,092	20,639
Diversified Financial Services - 4.1%
Bank of America Corp.	7,417,335	97,909
CME Group, Inc.	57,300	17,827
JPMorgan Chase & Co.	2,338,400	79,763
		195,499
Insurance - 0.3%
Berkshire Hathaway, Inc. Class A (a)	131	11,790
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Thrifts & Mortgage Finance - 0.2%
Hudson City Bancorp, Inc.	847,400	$ 11,262
TOTAL FINANCIALS		666,937
HEALTH CARE - 13.1%
Biotechnology - 1.9%
Amgen, Inc. (a)	852,600	45,137
Biogen Idec, Inc. (a)	507,100	22,896
Gilead Sciences, Inc. (a)	229,400	10,745
United Therapeutics Corp. (a)	156,800	13,066
		91,844
Health Care Equipment & Supplies - 2.4%
C.R. Bard, Inc.	424,400	31,597
Covidien PLC	953,300	35,692
St. Jude Medical, Inc. (a)	791,500	32,531
Thoratec Corp. (a)	462,800	12,394
		112,214
Health Care Providers & Services - 0.8%
Medco Health Solutions, Inc. (a)	778,400	35,503
Pharmaceuticals - 8.0%
Abbott Laboratories	899,300	42,303
Allergan, Inc.	647,000	30,784
Elan Corp. PLC sponsored ADR (a)	1,954,296	12,449
Forest Laboratories, Inc. (a)	477,800	11,998
Johnson & Johnson	1,450,700	82,400
King Pharmaceuticals, Inc. (a)	1,291,200	12,434
Merck & Co., Inc.	775,800	21,691
Pfizer, Inc.	3,407,700	51,116
Wyeth	2,446,240	111,029
		376,204
TOTAL HEALTH CARE		615,765
INDUSTRIALS - 11.2%
Aerospace & Defense - 1.8%
General Dynamics Corp.	163,200	9,040
Honeywell International, Inc.	685,800	21,534
Lockheed Martin Corp.	455,330	36,722
Raytheon Co.	366,100	16,266
		83,562
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Air Freight & Logistics - 0.3%
United Parcel Service, Inc. Class B	321,900	$ 16,092
Building Products - 0.5%
Masco Corp.	2,364,800	22,655
Commercial Services & Supplies - 0.3%
The Brink's Co.	442,700	12,852
Construction & Engineering - 0.6%
Quanta Services, Inc. (a)	1,250,600	28,926
Electrical Equipment - 0.8%
Cooper Industries Ltd. Class A	729,200	22,642
Regal-Beloit Corp.	431,100	17,123
		39,765
Industrial Conglomerates - 2.2%
General Electric Co.	4,659,600	54,611
Textron, Inc.	2,341,300	22,617
Tyco International Ltd.	1,002,200	26,037
		103,265
Machinery - 3.0%
Briggs & Stratton Corp.	627,400	8,370
Cummins, Inc.	966,600	34,034
Deere & Co.	416,800	16,651
Eaton Corp.	296,800	13,240
Flowserve Corp.	166,900	11,651
Ingersoll-Rand Co. Ltd. Class A	796,000	16,636
Navistar International Corp. (a)	428,500	18,683
PACCAR, Inc.	307,000	9,981
Toro Co. (d)	421,400	12,600
		141,846
Professional Services - 1.0%
Manpower, Inc.	694,100	29,388
Monster Worldwide, Inc. (a)(d)	1,564,800	18,480
		47,868
Road & Rail - 0.4%
Union Pacific Corp.	395,600	20,595
Trading Companies & Distributors - 0.3%
W.W. Grainger, Inc.	142,500	11,668
TOTAL INDUSTRIALS		529,094
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - 19.2%
Communications Equipment - 2.9%
Cisco Systems, Inc. (a)	4,457,676	$ 83,091
QUALCOMM, Inc.	1,146,100	51,804
		134,895
Computers & Peripherals - 5.2%
Apple, Inc. (a)	642,600	91,526
Dell, Inc. (a)	1,384,100	19,004
Hewlett-Packard Co.	1,538,100	59,448
International Business Machines Corp.	538,100	56,188
NCR Corp. (a)	1,434,021	16,964
		243,130
Electronic Equipment & Components - 1.2%
Amphenol Corp. Class A	1,344,538	42,541
Arrow Electronics, Inc. (a)	776,454	16,492
		59,033
Internet Software & Services - 1.4%
Google, Inc. Class A (sub. vtg.) (a)	131,485	55,433
NetEase.com, Inc. sponsored ADR (a)	368,200	12,953
		68,386
Semiconductors & Semiconductor Equipment - 4.2%
Applied Materials, Inc.	3,416,900	37,483
Intel Corp.	3,237,800	53,586
Lam Research Corp. (a)	636,300	16,544
MEMC Electronic Materials, Inc. (a)	655,000	11,666
Samsung Electronics Co. Ltd.	26,190	12,162
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	2,014,086	18,953
Texas Instruments, Inc.	1,591,100	33,890
Xilinx, Inc.	665,300	13,612
		197,896
Software - 4.3%
Adobe Systems, Inc. (a)	605,900	17,147
Citrix Systems, Inc. (a)	702,400	22,400
Microsoft Corp.	4,491,300	106,758
Oracle Corp.	2,660,500	56,988
		203,293
TOTAL INFORMATION TECHNOLOGY		906,633
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - 4.7%
Chemicals - 3.2%
Air Products & Chemicals, Inc.	328,100	$ 21,192
Airgas, Inc.	362,800	14,704
Albemarle Corp.	633,900	16,209
Dow Chemical Co.	2,068,500	33,386
E.I. du Pont de Nemours & Co.	639,800	16,392
FMC Corp.	583,500	27,600
Monsanto Co.	183,567	13,646
Solutia, Inc. (a)	1,071,800	6,174
		149,303
Construction Materials - 0.3%
Vulcan Materials Co. (d)	305,900	13,184
Metals & Mining - 1.2%
Freeport-McMoRan Copper & Gold, Inc. Class B	234,100	11,731
Goldcorp, Inc.	442,100	15,368
Newcrest Mining Ltd.	447,353	10,997
United States Steel Corp.	537,800	19,221
		57,317
TOTAL MATERIALS		219,804
TELECOMMUNICATION SERVICES - 1.6%
Diversified Telecommunication Services - 0.5%
Verizon Communications, Inc.	767,900	23,598
Wireless Telecommunication Services - 1.1%
American Tower Corp. Class A (a)	223,700	7,053
SBA Communications Corp. Class A (a)	420,700	10,324
Sprint Nextel Corp. (a)	4,517,300	21,728
Vodafone Group PLC sponsored ADR	559,000	10,895
		50,000
TOTAL TELECOMMUNICATION SERVICES		73,598
UTILITIES - 2.1%
Electric Utilities - 1.6%
Entergy Corp.	370,600	28,729
Exelon Corp.	382,300	19,578
FirstEnergy Corp.	707,200	27,404
		75,711
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - continued
Independent Power Producers & Energy Traders - 0.3%
NRG Energy, Inc. (a)	489,400	$ 12,705
Multi-Utilities - 0.2%
PG&E Corp.	303,700	11,674
TOTAL UTILITIES		100,090
TOTAL COMMON STOCKS (Cost $4,930,609)		4,612,685
Convertible Preferred Stocks - 0.1%

FINANCIALS - 0.1%
Commercial Banks - 0.1%
Wells Fargo & Co. 7.50%	8,000	6,280
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $4,076)		6,280
Money Market Funds - 2.7%

Fidelity Cash Central Fund, 0.40% (b)	99,112,340	99,112
Fidelity Securities Lending Cash Central Fund, 0.22% (b)(c)	29,869,325	29,869
TOTAL MONEY MARKET FUNDS (Cost $128,981)		128,981
Cash Equivalents - 0.3%
	Maturity Amount (000s)
Investments in repurchase agreements in a joint trading account at 0.02%, dated 6/30/09 due 7/1/09 (Collateralized by U.S. Treasury Obligations) # (Cost $11,722)	$ 11,722	11,722
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $5,075,388)		4,759,668
NET OTHER ASSETS - (0.9)%		(43,001)
NET ASSETS - 100%		$ 4,716,667
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
# Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value (Amounts in thousands)
$11,722,000 due 7/01/09 at 0.02%
BNP Paribas Securities Corp.	$ 6,521
Banc of America Securities LLC	1,138
Barclays Capital, Inc.	3,469
Deutsche Bank Securities, Inc.	594
$ 11,722
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 2,634
Fidelity Securities Lending Cash Central Fund	2,859
Total	$ 5,493
Other Information

The following is a summary of the inputs used, as of June 30, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 478,829	$ 478,829	$ -	$ -
Consumer Staples	498,331	498,331	-	-
Energy	523,604	523,604	-	-
Financials	673,217	650,706	22,511	-
Health Care	615,765	615,765	-	-
Industrials	529,094	529,094	-	-
Information Technology	906,633	906,633	-	-
Materials	219,804	219,804	-	-
Telecommunication Services	73,598	73,598	-	-
Utilities	100,090	100,090	-	-
Cash Equivalents	11,722	-	11,722	-
Money Market Funds	128,981	128,981	-	-
Total Investments in Securities	$ 4,759,668	$ 4,725,435	$ 34,233	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	90.0%
Switzerland	2.7%
Bermuda	1.8%
Ireland	1.0%
Canada	1.0%
Others (individually less than 1%)	3.5%
100.0%
Income Tax Information
At June 30, 2009, the fund had a capital loss carryforward of approximately $585,757,000 all of which will expire on June 30, 2017.
The fund intends to elect to defer to its fiscal year ending June 30, 2010 approximately $518,933,000 of losses recognized during the period November 1, 2008 to June 30, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	June 30, 2009
Assets
Investment in securities, at value (including securities loaned of $29,016 and repurchase agreements of $11,722) - See accompanying schedule: Unaffiliated issuers (cost $4,946,407)	$ 4,630,687
Fidelity Central Funds (cost $128,981)	128,981
Total Investments (cost $5,075,388)		$ 4,759,668
Cash		81
Foreign currency held at value (cost $76)		75
Receivable for investments sold		8,669
Receivable for fund shares sold		2,984
Dividends receivable		6,520
Interest receivable		17
Distributions receivable from Fidelity Central Funds		474
Prepaid expenses		28
Other receivables		190
Total assets		4,778,706

Liabilities
Payable for investments purchased	$ 25,620
Payable for fund shares redeemed	3,864
Accrued management fee	1,397
Other affiliated payables	1,079
Other payables and accrued expenses	210
Collateral on securities loaned, at value	29,869
Total liabilities		62,039

Net Assets		$ 4,716,667
Net Assets consist of:
Paid in capital		$ 6,225,346
Undistributed net investment income		36,796
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,229,746)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(315,729)
Net Assets		$ 4,716,667

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	June 30, 2009

Fidelity Fund: Net Asset Value, offering price and redemption price per share ($4,442,499 ÷ 185,485 shares)	$ 23.95

Class K: Net Asset Value, offering price and redemption price per share ($274,168 ÷ 11,445 shares)	$ 23.96

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended June 30, 2009
Investment Income
Dividends		$ 99,816
Interest		13,590
Income from Fidelity Central Funds		5,493
Total income		118,899

Expenses
Management fee	$ 17,683
Transfer agent fees	12,152
Accounting and security lending fees	1,151
Custodian fees and expenses	118
Independent trustees' compensation	33
Depreciation in deferred trustee compensation account	(2)
Registration fees	127
Audit	83
Legal	45
Miscellaneous	339
Total expenses before reductions	31,729
Expense reductions	(61)	31,668
Net investment income (loss)		87,231
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(1,176,935)
Foreign currency transactions	(130)
Total net realized gain (loss)		(1,177,065)
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,047,410)
Assets and liabilities in foreign currencies	(15)
Total change in net unrealized appreciation (depreciation)		(1,047,425)
Net gain (loss)		(2,224,490)
Net increase (decrease) in net assets resulting from operations		$ (2,137,259)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended June 30, 2009	Year ended June 30, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 87,231	$ 72,684
Net realized gain (loss)	(1,177,065)	467,755
Change in net unrealized appreciation (depreciation)	(1,047,425)	(825,272)
Net increase (decrease) in net assets resulting from operations	(2,137,259)	(284,833)
Distributions to shareholders from net investment income	(84,443)	(72,940)
Distributions to shareholders from net realized gain	(199,008)	(310,354)
Total distributions	(283,451)	(383,294)
Share transactions - net increase (decrease)	(36,292)	423,387
Total increase (decrease) in net assets	(2,457,002)	(244,740)

Net Assets
Beginning of period	7,173,669	7,418,409
End of period (including undistributed net investment income of $36,796 and undistributed net investment income of $19,181, respectively)	$ 4,716,667	$ 7,173,669

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Fund

Years ended June 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 35.69	$ 38.98	$ 32.55	$ 29.74	$ 28.81
Income from Investment Operations
Net investment income (loss) B	.44	.37	.30	.28	.44 E
Net realized and unrealized gain (loss)	(10.77)	(1.65)	6.45	2.80	.87
Total from investment operations	(10.33)	(1.28)	6.75	3.08	1.31
Distributions from net investment income	(.42)	(.38)	(.32)	(.27)	(.38)
Distributions from net realized gain	(.99)	(1.63)	-	-	-
Total distributions	(1.41)	(2.01)	(.32)	(.27)	(.38)
Net asset value, end of period	$ 23.95	$ 35.69	$ 38.98	$ 32.55	$ 29.74
Total Return A	(29.74)%	(3.73)%	20.86%	10.40%	4.58%
Ratios to Average Net Assets C, F
Expenses before reductions	.64%	.56%	.57%	.59%	.60%
Expenses net of fee waivers, if any	.64%	.56%	.57%	.59%	.60%
Expenses net of all reductions	.64%	.55%	.56%	.56%	.57%
Net investment income (loss)	1.73%	.98%	.86%	.87%	1.52% E
Supplemental Data
Net assets, end of period (in millions)	$ 4,442	$ 7,174	$ 7,418	$ 8,284	$ 10,178
Portfolio turnover rate D	91%	80%	50%	72%	74%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.12 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.09%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended June 30,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 35.70	$ 37.54
Income from Investment Operations
Net investment income (loss) D	.42	.05
Net realized and unrealized gain (loss)	(10.70)	(1.89)
Total from investment operations	(10.28)	(1.84)
Distributions from net investment income	(.47)	-
Distributions from net realized gain	(.99)	-
Total distributions	(1.46)	-
Net asset value, end of period	$ 23.96	$ 35.70
Total Return B, C	(29.59)%	(4.90)%
Ratios to Average Net Assets E, H
Expenses before reductions	.45%	.43% A
Expenses net of fee waivers, if any	.45%	.43% A
Expenses net of all reductions	.45%	.43% A
Net investment income (loss)	1.92%	1.00% A
Supplemental Data
Net assets, end of period (in millions)	$ 274	$ 95
Portfolio turnover rate F	91%	80%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to June 30, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended June 30, 2009

(Amounts in thousands except ratios)

1. Organization.

Fidelity Fund (the Fund) is a fund of Fidelity Hastings Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Fidelity Fund and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. After the commencement of Class K, the Fund began offering conversion privileges between Fidelity Fund and Class K to eligible shareholders of Fidelity Fund. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, August 18, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of June 30, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the

Annual Report

3. Significant Accounting Policies - continued

Deferred Trustee Compensation - continued

offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, market discount, capital loss carryforwards, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 319,218
Unrealized depreciation	(759,504)
Net unrealized appreciation (depreciation)	(440,286)
Undistributed ordinary income	37,259
Capital loss carryforward	(585,757)

Cost for federal income tax purposes	$ 5,199,954

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	June 30, 2009	June 30, 2008
Ordinary Income	$ 69,234	$ 72,940
Long-term Capital Gains	214,217	310,354
Total	$ 283,451	$ 383,294

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $4,584,186 and $4,502,909, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .09% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .35% of the Fund's average net assets.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Fidelity Fund. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Fidelity Fund	$ 12,073.25
Class K	79.06
	$ 12,152

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $125 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $20 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Security Lending - continued

to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $2,859.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $41 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $2. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Fidelity Fund	$ 16

In addition, FMR voluntarily agreed to reimburse a portion of the existing class' operating expenses. During the period, this reimbursement reduced the existing class' expenses by $2.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended June 30,	2009	2008
From net investment income
Fidelity Fund	$ 82,001	$ 72,940
Class K	2,442	-
Total	$ 84,443	$ 72,940
From net realized gain
Fidelity Fund	$ 199,006	$ 310,354
Class K	2	-
Total	$ 199,008	$ 310,354

Annual Report

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended June 30,	2009	2008 A	2009	2008 A
Fidelity Fund
Shares sold	32,615	34,776	$ 802,458	$ 1,322,511
Conversion to Class K	(12,199)	-	(293,056)	-
Reinvestment of distributions	8,659	9,112	264,357	359,856
Shares redeemed	(44,578)	(33,213)	(1,084,259)	(1,259,080)
Net increase (decrease)	(15,503)	10,675	$ (310,500)	$ 423,287
Class K
Shares sold	1,339	3	$ 29,734	$ 100
Conversion from Fidelity Fund	12,197	-	293,056	-
Reinvestment of distributions	109	-	2,444	-
Shares redeemed	(2,203)	-	(51,026)	-
Net increase (decrease)	11,442	3	$ 274,208	$ 100

A Share transactions for Class K are for the period May 9, 2008 (commencement of sale of shares) to June 30, 2008.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Hastings Street Trust and the Shareholders of Fidelity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Fund (a fund of Fidelity Hastings Street Trust) at June 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

August 18, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Mr. Edward C. Johnson 3d and Mr. James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Mr. Edward C. Johnson 3d oversees 262 funds advised by FMR or an affiliate. Mr. James C. Curvey oversees 392 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-
present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-
present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-
present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (43)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (44)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-
present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (47)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian also serves as Chief Financial Officer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Christian served as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009) and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

A total of 0.61% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Class K designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class K designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your workplace benefits (including your workplace savings plan, investments, and additional services) via your telephone or PC. You can access your plan and account information and research your investments 24 hours a day.

By Phone

Fidelity provides a single toll-free number to access plan information, account balances, positions, and quotes*. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
Fidelity Workplace
Investing
1-800-835-5092

By PC

Fidelity's web site on the Internet provides a wide range of information, including plan information, daily financial news, fund performance, interactive planning tools, and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.401k.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)
For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)
For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management &
Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

FID-K-UANN-0809
1.863249.100

Fidelity®

Growth Discovery Fund

Annual Report

June 30, 2009
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Although there has been some encouraging news in the world's capital markets this spring and early summer, many economic uncertainties remain - including generally weak corporate earnings and still-sluggish consumer spending - which could call into question the sustainability and overall strength of the markets' recent forward momentum. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended June 30, 2009	Past 1 year	Past 5 years	Past 10 years
Growth Discovery A	-37.75%	-1.82%	-0.40%

A Prior to February 1, 2007, Fidelity Growth Discovery Fund operated under certain different investment policies. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Growth Discovery, a class of the fund, on June 30, 1999. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: A refreshing spring rally punctuated an otherwise dismal year for U.S. stocks during the 12-month period ending June 30, 2009. The lingering effects of the global credit crisis continued to plague investors for most of the period, eliciting a widespread abandonment of riskier assets in a massive flight to quality. By March, however, signs of a potential recovery began to emerge, encouraged by federal government programs to loosen credit and stimulate the economy. Corporate profits, though still weak, began to stabilize and valuations started to return to normal trading ranges. Major equity indexes posted significant gains in March and April, with financials leading the rebound. Though these surges gave way to smaller advances in the final two months of the period - especially in June - returns remained mostly positive. During the April-June time frame, U.S. stocks had posted their best quarter in more than a decade. Despite this improving backdrop, the major equity indexes finished the 12 months in negative territory. The Standard & Poor's 500SM Index declined 26.21%, while the Dow Jones U.S. Total Stock Market IndexSM - the broadest overall gauge of domestic equities - was down 26.39%. Meanwhile, the blue-chip-laden Dow Jones Industrial AverageSM fell 23.00% and the technology-heavy Nasdaq Composite® Index posted a 19.15% loss.

Comments from Jason Weiner, Portfolio Manager of Fidelity® Growth Discovery Fund: Although the wind finally turned more toward our backs during the latter part of the period, the fund's performance was still quite disappointing for the year as a whole. During that span, the fund's Retail Class shares returned -37.75%, lagging the -24.53% mark of the Russell 3000® Growth Index. The fund came up short of the index due to a combination of unfavorable sector positioning and unrewarding stock selection. Overweighting the financials and materials sectors - among the worst-performing market sectors during the period - was harmful, as was being underexposed to the defensive consumer staples sector, which was the best performer. Currency fluctuations tied to our foreign holdings also dampened our return. More damaging, though, was the poor performance of some of the stocks I owned, especially within the technology sector, as well as in materials and diversified financials. Among the biggest detractors versus the index were positions in fertilizer company Mosaic, Wells Fargo bank and oil/natural gas producer Denbury Resources. What little upside I found accrued to underweighting the energy and industrials sectors, as well as some decent stock picks in pockets of health care, including pharmacy benefits manager Medco Health Solutions and biotech pioneer Amgen, since sold.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2009 to June 30, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses Paid During Period* January 1, 2009 to June 30, 2009
Growth Discovery	.86%
Actual		$ 1,000.00	$ 1,049.90	$ 4.37
Hypothetical A		$ 1,000.00	$ 1,020.53	$ 4.31
Class K	.64%
Actual		$ 1,000.00	$ 1,052.30	$ 3.26
Hypothetical A		$ 1,000.00	$ 1,021.62	$ 3.21

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of June 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Cisco Systems, Inc.	4.4	2.8
QUALCOMM, Inc.	3.9	3.8
JPMorgan Chase & Co.	3.7	2.1
Google, Inc. Class A (sub. vtg.)	3.2	2.1
Wells Fargo & Co.	2.9	6.7
Medco Health Solutions, Inc.	2.5	4.9
Lowe's Companies, Inc.	2.1	0.2
Target Corp.	2.0	0.0
Apple, Inc.	2.0	0.8
Broadcom Corp. Class A	1.9	0.0
	28.6
Top Five Market Sectors as of June 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	33.9	24.7
Consumer Discretionary	15.0	4.6
Financials	13.2	23.1
Health Care	12.7	20.4
Industrials	10.6	3.3
Asset Allocation (% of fund's net assets)
As of June 30, 2009 *		As of December 31, 2008 **
	Stocks 99.9%		Stocks 91.7%
	Short-Term Investments and Net Other Assets 0.1%		Short-Term Investments and Net Other Assets 8.3%
* Foreign investments	11.5%	** Foreign investments	12.8%

Annual Report

Investments June 30, 2009

Showing Percentage of Net Assets

Common Stocks - 99.9%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 15.0%
Auto Components - 0.4%
Autoliv, Inc.	34,500	$ 993
BorgWarner, Inc.	42,700	1,458
Johnson Controls, Inc.	42,600	925
		3,376
Automobiles - 0.5%
Harley-Davidson, Inc. (d)	217,200	3,521
Diversified Consumer Services - 1.2%
Strayer Education, Inc. (d)	45,773	9,984
Hotels, Restaurants & Leisure - 2.6%
Chipotle Mexican Grill, Inc. Class B (a)	3,607	252
Marriott International, Inc. Class A	48,578	1,072
McDonald's Corp.	172,800	9,934
Starbucks Corp. (a)	667,426	9,271
Starwood Hotels & Resorts Worldwide, Inc.	33,800	750
		21,279
Household Durables - 0.9%
Black & Decker Corp.	81,071	2,323
Mohawk Industries, Inc. (a)	129,028	4,604
		6,927
Media - 0.5%
McGraw-Hill Companies, Inc.	39,880	1,201
The DIRECTV Group, Inc. (a)	108,700	2,686
		3,887
Multiline Retail - 2.0%
Target Corp.	414,000	16,341
Specialty Retail - 5.7%
Advance Auto Parts, Inc.	47,200	1,958
Best Buy Co., Inc.	165,100	5,529
DSW, Inc. Class A (a)	40,830	402
Home Depot, Inc.	132,200	3,124
Lowe's Companies, Inc.	878,209	17,046
O'Reilly Automotive, Inc. (a)	157,302	5,990
Ross Stores, Inc.	67,845	2,619
Sherwin-Williams Co.	80,781	4,342
Tiffany & Co., Inc.	29,202	741
TJX Companies, Inc.	146,398	4,606
		46,357
Textiles, Apparel & Luxury Goods - 1.2%
Coach, Inc.	146,400	3,935
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
Lululemon Athletica, Inc. (a)(d)	188,011	$ 2,450
NIKE, Inc. Class B	64,500	3,340
		9,725
TOTAL CONSUMER DISCRETIONARY		121,397
CONSUMER STAPLES - 6.0%
Beverages - 1.2%
Anheuser-Busch InBev NV	37,500	1,354
The Coca-Cola Co.	177,100	8,499
		9,853
Food & Staples Retailing - 0.6%
Costco Wholesale Corp.	50,500	2,308
Wal-Mart Stores, Inc.	58,738	2,845
		5,153
Food Products - 1.3%
Nestle SA sponsored ADR	271,950	10,231
Household Products - 1.7%
Colgate-Palmolive Co.	87,790	6,210
Energizer Holdings, Inc. (a)	134,531	7,028
		13,238
Personal Products - 0.8%
Estee Lauder Companies, Inc. Class A	129,409	4,228
Mead Johnson Nutrition Co. Class A	47,140	1,498
Nu Skin Enterprises, Inc. Class A	66,400	1,016
		6,742
Tobacco - 0.4%
Philip Morris International, Inc.	76,900	3,354
TOTAL CONSUMER STAPLES		48,571
ENERGY - 5.7%
Energy Equipment & Services - 2.8%
Schlumberger Ltd. (NY Shares)	233,000	12,608
Smith International, Inc.	127,700	3,288
Weatherford International Ltd. (a)	335,300	6,558
		22,454
Oil, Gas & Consumable Fuels - 2.9%
Denbury Resources, Inc. (a)	557,927	8,218
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Range Resources Corp.	133,600	$ 5,532
Southwestern Energy Co. (a)	253,303	9,841
		23,591
TOTAL ENERGY		46,045
FINANCIALS - 13.2%
Capital Markets - 3.0%
Charles Schwab Corp.	286,288	5,021
Franklin Resources, Inc.	61,000	4,393
Goldman Sachs Group, Inc.	60,156	8,869
JMP Group, Inc.	37,400	288
Morgan Stanley	181,500	5,175
T. Rowe Price Group, Inc.	8,500	354
		24,100
Commercial Banks - 4.7%
PNC Financial Services Group, Inc.	378,580	14,693
Wells Fargo & Co.	956,174	23,197
		37,890
Consumer Finance - 0.6%
American Express Co.	226,400	5,262
Diversified Financial Services - 4.1%
CME Group, Inc.	10,188	3,170
JPMorgan Chase & Co.	871,066	29,712
		32,882
Insurance - 0.5%
MetLife, Inc.	144,659	4,341
Real Estate Investment Trusts - 0.0%
Simon Property Group, Inc.	343	18
Real Estate Management & Development - 0.3%
Jones Lang LaSalle, Inc.	67,400	2,206
TOTAL FINANCIALS		106,699
HEALTH CARE - 12.7%
Biotechnology - 3.7%
Alexion Pharmaceuticals, Inc. (a)	41,190	1,694
Biogen Idec, Inc. (a)	120,112	5,423
Celgene Corp. (a)	57,113	2,732
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Biotechnology - continued
Dendreon Corp. (a)	53,800	$ 1,337
Gilead Sciences, Inc. (a)	223,728	10,479
Myriad Genetics, Inc. (a)	154,904	5,522
Myriad Pharmaceuticals, Inc. (a)	4,126	19
United Therapeutics Corp. (a)	28,203	2,350
Vanda Pharmaceuticals, Inc. (a)	15,600	184
		29,740
Health Care Equipment & Supplies - 2.3%
C.R. Bard, Inc.	15,177	1,130
Covidien PLC	117,814	4,411
DENTSPLY International, Inc.	207,066	6,320
Edwards Lifesciences Corp. (a)	12,480	849
Integra LifeSciences Holdings Corp. (a)	34,996	928
NuVasive, Inc. (a)	103,719	4,626
Orthovita, Inc. (a)	90,900	468
		18,732
Health Care Providers & Services - 3.7%
Express Scripts, Inc. (a)	103,926	7,145
Henry Schein, Inc. (a)	54,577	2,617
Medco Health Solutions, Inc. (a)	441,564	20,140
		29,902
Life Sciences Tools & Services - 0.9%
Illumina, Inc. (a)	135,776	5,287
Sequenom, Inc. (a)(d)	159,500	624
Techne Corp.	22,236	1,419
		7,330
Pharmaceuticals - 2.1%
Cadence Pharmaceuticals, Inc. (a)	87,204	871
Novo Nordisk AS Series B	152,410	8,240
Teva Pharmaceutical Industries Ltd. sponsored ADR	162,165	8,001
		17,112
TOTAL HEALTH CARE		102,816
INDUSTRIALS - 10.6%
Aerospace & Defense - 1.8%
Honeywell International, Inc.	182,339	5,725
United Technologies Corp.	167,600	8,708
		14,433
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Air Freight & Logistics - 0.5%
United Parcel Service, Inc. Class B	81,560	$ 4,077
Airlines - 0.8%
AirTran Holdings, Inc. (a)	408,748	2,530
Ryanair Holdings PLC sponsored ADR (a)	146,263	4,152
		6,682
Building Products - 0.0%
USG Corp. (a)(d)	25,671	259
Commercial Services & Supplies - 0.2%
Stericycle, Inc. (a)	24,400	1,257
Electrical Equipment - 0.7%
AMETEK, Inc.	129,800	4,488
Cooper Industries Ltd. Class A	27,300	848
		5,336
Industrial Conglomerates - 0.3%
Textron, Inc.	262,800	2,539
Machinery - 3.0%
Cummins, Inc.	151,600	5,338
Danaher Corp.	161,300	9,959
Graco, Inc.	208,687	4,595
Ingersoll-Rand Co. Ltd. Class A	89,100	1,862
PACCAR, Inc.	77,900	2,533
		24,287
Professional Services - 2.0%
CoStar Group, Inc. (a)	46,900	1,870
Dun & Bradstreet Corp.	34,961	2,839
Equifax, Inc.	33,100	864
FTI Consulting, Inc. (a)	119,559	6,064
Heidrick & Struggles International, Inc.	142,945	2,609
Korn/Ferry International (a)	114,802	1,221
Robert Half International, Inc.	33,000	779
		16,246
Road & Rail - 1.1%
Heartland Express, Inc.	53,200	783
Knight Transportation, Inc.	279,500	4,626
Old Dominion Freight Lines, Inc. (a)	98,068	3,292
		8,701
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Trading Companies & Distributors - 0.2%
Fastenal Co. (d)	10,943	$ 363
W.W. Grainger, Inc.	20,300	1,662
		2,025
TOTAL INDUSTRIALS		85,842
INFORMATION TECHNOLOGY - 33.9%
Communications Equipment - 9.9%
Cisco Systems, Inc. (a)	1,898,543	35,388
Juniper Networks, Inc. (a)	461,401	10,889
QUALCOMM, Inc.	694,400	31,387
Riverbed Technology, Inc. (a)	89,307	2,071
		79,735
Computers & Peripherals - 2.3%
Apple, Inc. (a)	113,574	16,176
Intermec, Inc. (a)	150,335	1,939
Netezza Corp. (a)	57,400	478
		18,593
Electronic Equipment & Components - 1.1%
BYD Co. Ltd. (H Shares) (a)	265,500	1,052
Corning, Inc.	476,400	7,651
		8,703
Internet Software & Services - 5.2%
Baidu.com, Inc. sponsored ADR (a)	8,496	2,558
Google, Inc. Class A (sub. vtg.) (a)	61,334	25,858
Tencent Holdings Ltd.	49,200	574
The Knot, Inc. (a)	225,600	1,778
VeriSign, Inc. (a)	605,862	11,196
		41,964
IT Services - 3.9%
Accenture Ltd. Class A	163,100	5,457
Cognizant Technology Solutions Corp. Class A (a)	32,367	864
Fidelity National Information Services, Inc.	484,447	9,670
Metavante Technologies, Inc. (a)	123,661	3,198
The Western Union Co.	232,328	3,810
Visa, Inc.	133,575	8,316
		31,315
Semiconductors & Semiconductor Equipment - 6.7%
Analog Devices, Inc.	190,400	4,718
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Applied Materials, Inc.	331,649	$ 3,638
ASML Holding NV (NY Shares)	198,400	4,295
Atmel Corp. (a)	1,045,369	3,899
Broadcom Corp. Class A (a)	613,908	15,219
Marvell Technology Group Ltd. (a)	883,988	10,290
Maxim Integrated Products, Inc.	221,100	3,469
Monolithic Power Systems, Inc. (a)	204,548	4,584
National Semiconductor Corp.	362,699	4,552
		54,664
Software - 4.8%
Autonomy Corp. PLC (a)	17,731	419
BMC Software, Inc. (a)	205,739	6,952
Intuit, Inc. (a)	73,200	2,061
Microsoft Corp.	206,900	4,918
Oracle Corp.	627,800	13,447
Salesforce.com, Inc. (a)	3,100	118
Shanda Interactive Entertainment Ltd. sponsored ADR (a)	97,800	5,114
Sourcefire, Inc. (a)	59,304	735
VanceInfo Technologies, Inc. ADR (a)(d)	361,348	5,337
		39,101
TOTAL INFORMATION TECHNOLOGY		274,075
MATERIALS - 2.0%
Chemicals - 2.0%
Air Products & Chemicals, Inc.	64,200	4,147
Ecolab, Inc.	67,600	2,636
FMC Corp.	56,300	2,663
Praxair, Inc.	23,600	1,677
Terra Industries, Inc.	120,800	2,926
The Mosaic Co.	36,700	1,626
		15,675
TELECOMMUNICATION SERVICES - 0.8%
Diversified Telecommunication Services - 0.2%
Neutral Tandem, Inc. (a)	42,500	1,255
Common Stocks - continued
	Shares	Value (000s)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - 0.6%
American Tower Corp. Class A (a)	146,794	$ 4,628
TOTAL TELECOMMUNICATION SERVICES		5,883
TOTAL COMMON STOCKS (Cost $874,199)		807,003
Money Market Funds - 1.8%

Fidelity Cash Central Fund, 0.40% (b)	943,675	944
Fidelity Securities Lending Cash Central Fund, 0.22% (b)(c)	13,951,046	13,951
TOTAL MONEY MARKET FUNDS (Cost $14,895)		14,895
TOTAL INVESTMENT PORTFOLIO - 101.7% (Cost $889,094)		821,898
NET OTHER ASSETS - (1.7)%		(13,638)
NET ASSETS - 100%		$ 808,260
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 527
Fidelity Securities Lending Cash Central Fund	464
Total	$ 991
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in these securities. For more information on valuation inputs please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	88.5%
Bermuda	2.3%
Switzerland	2.1%
Netherlands Antilles	1.6%
China	1.1%
Ireland	1.0%
Denmark	1.0%
Israel	1.0%
Others (individually less than 1%)	1.4%
100.0%
Income Tax Information
At June 30, 2009, the fund had a capital loss carryforward of approximately $464,109,000 of which $44,168,000, $90,091,000 and $329,850,000 will expire on June 30, 2010, 2011 and 2017, respectively.
The fund intends to elect to defer to its fiscal year ending June 30, 2010 approximately $338,319,000 of losses recognized during the period November 1, 2008 to June 30, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	June 30, 2009

Assets
Investment in securities, at value (including securities loaned of $13,852) - See accompanying schedule: Unaffiliated issuers (cost $874,199)	$ 807,003
Fidelity Central Funds (cost $14,895)	14,895
Total Investments (cost $889,094)		$ 821,898
Receivable for investments sold		11,223
Receivable for fund shares sold		465
Dividends receivable		422
Distributions receivable from Fidelity Central Funds		4
Prepaid expenses		6
Other receivables		34
Total assets		834,052

Liabilities
Payable to custodian bank	$ 22
Payable for investments purchased	8,800
Payable for fund shares redeemed	2,425
Accrued management fee	295
Other affiliated payables	259
Other payables and accrued expenses	40
Collateral on securities loaned, at value	13,951
Total liabilities		25,792

Net Assets		$ 808,260
Net Assets consist of:
Paid in capital		$ 1,684,052
Undistributed net investment income		2,038
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(810,633)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(67,197)
Net Assets		$ 808,260

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	June 30, 2009

Growth Discovery: Net Asset Value, offering price and redemption price per share ($777,321 ÷ 85,990 shares)	$ 9.04

Class K: Net Asset Value, offering price and redemption price per share ($30,939 ÷ 3,419 shares)	$ 9.05

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended June 30, 2009

Investment Income
Dividends		$ 12,514
Income from Fidelity Central Funds		991
Total income		13,505

Expenses
Management fee Basic fee	$ 6,042
Performance adjustment	(110)
Transfer agent fees	3,007
Accounting and security lending fees	371
Custodian fees and expenses	86
Independent trustees' compensation	7
Registration fees	63
Audit	58
Legal	9
Miscellaneous	86
Total expenses before reductions	9,619
Expense reductions	(67)	9,552
Net investment income (loss)		3,953
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(603,436)
Foreign currency transactions	286
Total net realized gain (loss)		(603,150)
Change in net unrealized appreciation (depreciation) on: Investment securities	(67,320)
Assets and liabilities in foreign currencies	27
Total change in net unrealized appreciation (depreciation)		(67,293)
Net gain (loss)		(670,443)
Net increase (decrease) in net assets resulting from operations		$ (666,490)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended June 30, 2009	Year ended June 30, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,953	$ 8,413
Net realized gain (loss)	(603,150)	(51,392)
Change in net unrealized appreciation (depreciation)	(67,293)	(50,125)
Net increase (decrease) in net assets resulting from operations	(666,490)	(93,104)
Distributions to shareholders from net investment income	(8,686)	(2,017)
Share transactions - net increase (decrease)	(284,372)	1,382,342
Total increase (decrease) in net assets	(959,548)	1,287,221

Net Assets
Beginning of period	1,767,808	480,587
End of period (including undistributed net investment income of $2,038 and undistributed net investment income of $6,351, respectively)	$ 808,260	$ 1,767,808

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Growth Discovery

Years ended June 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 14.61	$ 14.36	$ 11.60	$ 10.70	$ 10.35
Income from Investment Operations
Net investment income (loss) B	.04	.09	.07	.12	.16 E
Net realized and unrealized gain (loss)	(5.54)	.20 F	2.83	.91	.32
Total from investment operations	(5.50)	.29	2.90	1.03	.48
Distributions from net investment income	(.07)	(.04)	(.12)	(.13)	(.13)
Distributions from net realized gain	-	-	(.02)	-	-
Total distributions	(.07)	(.04)	(.14)	(.13)	(.13)
Net asset value, end of period	$ 9.04	$ 14.61	$ 14.36	$ 11.60	$ 10.70
Total Return A	(37.75)%	1.98%	25.24%	9.67%	4.64%
Ratios to Average Net Assets C, G
Expenses before reductions	.90%	.91%	.81%	.68%	.81%
Expenses net of fee waivers, if any	.90%	.91%	.81%	.68%	.81%
Expenses net of all reductions	.89%	.90%	.80%	.61%	.70%
Net investment income (loss)	.36%	.57%	.55%	1.04%	1.54% E
Supplemental Data
Net assets, end of period (in millions)	$ 777	$ 1,768	$ 481	$ 412	$ 459
Portfolio turnover rate D	166%	150%	199%	184%	229%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.13%.

F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended June 30,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 14.62	$ 14.94
Income from Investment Operations
Net investment income (loss) D	.05	.03
Net realized and unrealized gain (loss)	(5.53)	(.35)
Total from investment operations	(5.48)	(.32)
Distributions from net investment income	(.09)	-
Net asset value, end of period	$ 9.05	$ 14.62
Total Return B, C	(37.60)%	(2.14)%
Ratios to Average Net Assets E, H
Expenses before reductions	.67%	.76% A
Expenses net of fee waivers, if any	.67%	.76% A
Expenses net of all reductions	.67%	.75% A
Net investment income (loss)	.59%	1.44% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 30,939	$ 98
Portfolio turnover rate F	166%	150%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to June 30, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended June 30, 2009

(Amounts in thousands except ratios)

1. Organization.

Fidelity Growth Discovery Fund (the Fund) is a fund of Fidelity Hastings Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. After the commencement of Class K, the Fund began offering conversion privileges between Growth Discovery and Class K to eligible shareholders of Growth Discovery. The Fund offers Growth Discovery and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, August 17, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of June 30, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency - continued

investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, partnerships, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 41,451
Unrealized depreciation	(117,140)
Net unrealized appreciation (depreciation)	(75,689)
Undistributed ordinary income	2,325
Capital loss carryforward	(464,109)

Cost for federal income tax purposes	$ 897,587

The tax character of distributions paid was as follows:

	June 30, 2009	June 30, 2008
Ordinary Income	$ 8,686	$ 2,017

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,789,751 and $2,006,124, respectively.

Annual Report

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Growth Discovery, as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .55% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Growth Discovery. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Growth Discovery	$ 2,994.28
Class K	13.06
	$ 3,007

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $38 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program - continued

to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 7,937.44%		$ -*

* Amount represents less than $1,000.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $464.

Annual Report

8. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Growth Discovery's operating expenses. During the period, this reimbursement reduced the class' expenses by $2.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $60 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $5.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended June 30,	2009	2008
From net investment income
Growth Discovery	$ 8,572	$ 2,017
Class K	114	-
Total	$ 8,686	$ 2,017

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended June 30,	2009	2008A	2009	2008A
Growth Discovery
Shares sold	36,911	135,067	$ 376,591	$ 2,088,523
Conversion to Class K	(3,882)	-	(42,707)	-
Reinvestment of distributions	682	126	8,199	1,926
Shares redeemed	(68,724)	(47,663)	(665,146)	(708,207)
Net increase (decrease)	(35,013)	87,530	$ (323,063)	$ 1,382,242
Class K
Shares sold	852	7	$ 7,410	$ 100
Conversion from Growth Discovery	3,879	-	42,707	-
Reinvestment of distributions	13	-	114	-
Shares redeemed	(1,332)	-	(11,540)	-
Net increase (decrease)	3,412	7	$ 38,691	$ 100

A Share transactions for Class K are for the period May 9, 2008 (commencement of sale of shares) to June 30, 2008.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Hastings Street Trust and the Shareholders of Fidelity Growth Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Growth Discovery Fund (a fund of Fidelity Hastings Street Trust) at June 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Growth Discovery Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

August 17, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Mr. Edward C. Johnson 3rd and Mr. James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Mr. Edward C. Johnson 3rd oversees 262 funds advised by FMR or an affiliate. Mr. James C. Curvey oversees 392 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

Name, Age; Principal Occupation
James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-
present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-
2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-
present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-
present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (43)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (44)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-
present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-
present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-
present).

Jeffrey S. Christian (47)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian also serves as Chief Financial Officer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Christian served as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009) and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Growth Discovery Fund voted to pay on August 10, 2009, to shareholders of record at the opening of business on August 7, 2009, a distribution of $.005 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.024 per share from net investment income.

Growth Discovery Fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Growth Discovery Fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)
Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)
For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)
For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management &
Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Ltd.

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST ®) 1-800-544-5555

Automated line for quickest service

CII-UANN-0809
1.787730.106

Fidelity®

Growth Discovery
Fund -
Class K

Annual Report

June 30, 2009
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Although there has been some encouraging news in the world's capital markets this spring and early summer, many economic uncertainties remain - including generally weak corporate earnings and still-sluggish consumer spending - which could call into question the sustainability and overall strength of the markets' recent forward momentum. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended June 30, 2009	Past 1 year	Past 5 years	Past 10 years
Class K A, B	-37.60%	-1.76%	-0.37%

A Prior to February 1, 2007, Fidelity Growth Discovery Fund operated under certain different investment policies. The fund's historical performance may not represent its current investment policies.

B The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Growth Discovery, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Growth Discovery Fund - Class K on June 30, 1999. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period. The initial offering of Class K took place on May 9, 2008. See above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: A refreshing spring rally punctuated an otherwise dismal year for U.S. stocks during the 12-month period ending June 30, 2009. The lingering effects of the global credit crisis continued to plague investors for most of the period, eliciting a widespread abandonment of riskier assets in a massive flight to quality. By March, however, signs of a potential recovery began to emerge, encouraged by federal government programs to loosen credit and stimulate the economy. Corporate profits, though still weak, began to stabilize and valuations started to return to normal trading ranges. Major equity indexes posted significant gains in March and April, with financials leading the rebound. Though these surges gave way to smaller advances in the final two months of the period - especially in June - returns remained mostly positive. During the April-June time frame, U.S. stocks had posted their best quarter in more than a decade. Despite this improving backdrop, the major equity indexes finished the 12 months in negative territory. The Standard & Poor's 500SM Index declined 26.21%, while the Dow Jones U.S. Total Stock Market IndexSM - the broadest overall gauge of domestic equities - was down 26.39%. Meanwhile, the blue-chip-laden Dow Jones Industrial AverageSM fell 23.00% and the technology-heavy Nasdaq Composite® Index posted a 19.15% loss.

Comments from Jason Weiner, Portfolio Manager of Fidelity® Growth Discovery Fund: Although the wind finally turned more toward our backs during the latter part of the period, the fund's performance was still quite disappointing for the year as a whole. During that span, the fund's Class K shares returned -37.60%, lagging the -24.53% mark of the Russell 3000® Growth Index. The fund came up short of the index due to a combination of unfavorable sector positioning and unrewarding stock selection. Overweighting the financials and materials sectors - among the worst-performing market sectors during the period - was harmful, as was being underexposed to the defensive consumer staples sector, which was the best performer. Currency fluctuations tied to our foreign holdings also dampened our return. More damaging, though, was the poor performance of some of the stocks I owned, especially within the technology sector, as well as in materials and diversified financials. Among the biggest detractors versus the index were positions in fertilizer company Mosaic, Wells Fargo bank and oil/natural gas producer Denbury Resources. What little upside I found accrued to underweighting the energy and industrials sectors, as well as some decent stock picks in pockets of health care, including pharmacy benefits manager Medco Health Solutions and biotech pioneer Amgen, since sold.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2009 to June 30, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio	Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses Paid During Period* January 1, 2009 to June 30, 2009
Growth Discovery	.86%
Actual		$ 1,000.00	$ 1,049.90	$ 4.37
Hypothetical A		$ 1,000.00	$ 1,020.53	$ 4.31
Class K	.64%
Actual		$ 1,000.00	$ 1,052.30	$ 3.26
Hypothetical A		$ 1,000.00	$ 1,021.62	$ 3.21

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of June 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Cisco Systems, Inc.	4.4	2.8
QUALCOMM, Inc.	3.9	3.8
JPMorgan Chase & Co.	3.7	2.1
Google, Inc. Class A (sub. vtg.)	3.2	2.1
Wells Fargo & Co.	2.9	6.7
Medco Health Solutions, Inc.	2.5	4.9
Lowe's Companies, Inc.	2.1	0.2
Target Corp.	2.0	0.0
Apple, Inc.	2.0	0.8
Broadcom Corp. Class A	1.9	0.0
	28.6
Top Five Market Sectors as of June 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	33.9	24.7
Consumer Discretionary	15.0	4.6
Financials	13.2	23.1
Health Care	12.7	20.4
Industrials	10.6	3.3
Asset Allocation (% of fund's net assets)
As of June 30, 2009 *		As of December 31, 2008 **
	Stocks 99.9%		Stocks 91.7%
	Short-Term Investments and Net Other Assets 0.1%		Short-Term Investments and Net Other Assets 8.3%
* Foreign investments	11.5%	** Foreign investments	12.8%

Annual Report

Investments June 30, 2009

Showing Percentage of Net Assets

Common Stocks - 99.9%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 15.0%
Auto Components - 0.4%
Autoliv, Inc.	34,500	$ 993
BorgWarner, Inc.	42,700	1,458
Johnson Controls, Inc.	42,600	925
		3,376
Automobiles - 0.5%
Harley-Davidson, Inc. (d)	217,200	3,521
Diversified Consumer Services - 1.2%
Strayer Education, Inc. (d)	45,773	9,984
Hotels, Restaurants & Leisure - 2.6%
Chipotle Mexican Grill, Inc. Class B (a)	3,607	252
Marriott International, Inc. Class A	48,578	1,072
McDonald's Corp.	172,800	9,934
Starbucks Corp. (a)	667,426	9,271
Starwood Hotels & Resorts Worldwide, Inc.	33,800	750
		21,279
Household Durables - 0.9%
Black & Decker Corp.	81,071	2,323
Mohawk Industries, Inc. (a)	129,028	4,604
		6,927
Media - 0.5%
McGraw-Hill Companies, Inc.	39,880	1,201
The DIRECTV Group, Inc. (a)	108,700	2,686
		3,887
Multiline Retail - 2.0%
Target Corp.	414,000	16,341
Specialty Retail - 5.7%
Advance Auto Parts, Inc.	47,200	1,958
Best Buy Co., Inc.	165,100	5,529
DSW, Inc. Class A (a)	40,830	402
Home Depot, Inc.	132,200	3,124
Lowe's Companies, Inc.	878,209	17,046
O'Reilly Automotive, Inc. (a)	157,302	5,990
Ross Stores, Inc.	67,845	2,619
Sherwin-Williams Co.	80,781	4,342
Tiffany & Co., Inc.	29,202	741
TJX Companies, Inc.	146,398	4,606
		46,357
Textiles, Apparel & Luxury Goods - 1.2%
Coach, Inc.	146,400	3,935
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
Lululemon Athletica, Inc. (a)(d)	188,011	$ 2,450
NIKE, Inc. Class B	64,500	3,340
		9,725
TOTAL CONSUMER DISCRETIONARY		121,397
CONSUMER STAPLES - 6.0%
Beverages - 1.2%
Anheuser-Busch InBev NV	37,500	1,354
The Coca-Cola Co.	177,100	8,499
		9,853
Food & Staples Retailing - 0.6%
Costco Wholesale Corp.	50,500	2,308
Wal-Mart Stores, Inc.	58,738	2,845
		5,153
Food Products - 1.3%
Nestle SA sponsored ADR	271,950	10,231
Household Products - 1.7%
Colgate-Palmolive Co.	87,790	6,210
Energizer Holdings, Inc. (a)	134,531	7,028
		13,238
Personal Products - 0.8%
Estee Lauder Companies, Inc. Class A	129,409	4,228
Mead Johnson Nutrition Co. Class A	47,140	1,498
Nu Skin Enterprises, Inc. Class A	66,400	1,016
		6,742
Tobacco - 0.4%
Philip Morris International, Inc.	76,900	3,354
TOTAL CONSUMER STAPLES		48,571
ENERGY - 5.7%
Energy Equipment & Services - 2.8%
Schlumberger Ltd. (NY Shares)	233,000	12,608
Smith International, Inc.	127,700	3,288
Weatherford International Ltd. (a)	335,300	6,558
		22,454
Oil, Gas & Consumable Fuels - 2.9%
Denbury Resources, Inc. (a)	557,927	8,218
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Range Resources Corp.	133,600	$ 5,532
Southwestern Energy Co. (a)	253,303	9,841
		23,591
TOTAL ENERGY		46,045
FINANCIALS - 13.2%
Capital Markets - 3.0%
Charles Schwab Corp.	286,288	5,021
Franklin Resources, Inc.	61,000	4,393
Goldman Sachs Group, Inc.	60,156	8,869
JMP Group, Inc.	37,400	288
Morgan Stanley	181,500	5,175
T. Rowe Price Group, Inc.	8,500	354
		24,100
Commercial Banks - 4.7%
PNC Financial Services Group, Inc.	378,580	14,693
Wells Fargo & Co.	956,174	23,197
		37,890
Consumer Finance - 0.6%
American Express Co.	226,400	5,262
Diversified Financial Services - 4.1%
CME Group, Inc.	10,188	3,170
JPMorgan Chase & Co.	871,066	29,712
		32,882
Insurance - 0.5%
MetLife, Inc.	144,659	4,341
Real Estate Investment Trusts - 0.0%
Simon Property Group, Inc.	343	18
Real Estate Management & Development - 0.3%
Jones Lang LaSalle, Inc.	67,400	2,206
TOTAL FINANCIALS		106,699
HEALTH CARE - 12.7%
Biotechnology - 3.7%
Alexion Pharmaceuticals, Inc. (a)	41,190	1,694
Biogen Idec, Inc. (a)	120,112	5,423
Celgene Corp. (a)	57,113	2,732
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Biotechnology - continued
Dendreon Corp. (a)	53,800	$ 1,337
Gilead Sciences, Inc. (a)	223,728	10,479
Myriad Genetics, Inc. (a)	154,904	5,522
Myriad Pharmaceuticals, Inc. (a)	4,126	19
United Therapeutics Corp. (a)	28,203	2,350
Vanda Pharmaceuticals, Inc. (a)	15,600	184
		29,740
Health Care Equipment & Supplies - 2.3%
C.R. Bard, Inc.	15,177	1,130
Covidien PLC	117,814	4,411
DENTSPLY International, Inc.	207,066	6,320
Edwards Lifesciences Corp. (a)	12,480	849
Integra LifeSciences Holdings Corp. (a)	34,996	928
NuVasive, Inc. (a)	103,719	4,626
Orthovita, Inc. (a)	90,900	468
		18,732
Health Care Providers & Services - 3.7%
Express Scripts, Inc. (a)	103,926	7,145
Henry Schein, Inc. (a)	54,577	2,617
Medco Health Solutions, Inc. (a)	441,564	20,140
		29,902
Life Sciences Tools & Services - 0.9%
Illumina, Inc. (a)	135,776	5,287
Sequenom, Inc. (a)(d)	159,500	624
Techne Corp.	22,236	1,419
		7,330
Pharmaceuticals - 2.1%
Cadence Pharmaceuticals, Inc. (a)	87,204	871
Novo Nordisk AS Series B	152,410	8,240
Teva Pharmaceutical Industries Ltd. sponsored ADR	162,165	8,001
		17,112
TOTAL HEALTH CARE		102,816
INDUSTRIALS - 10.6%
Aerospace & Defense - 1.8%
Honeywell International, Inc.	182,339	5,725
United Technologies Corp.	167,600	8,708
		14,433
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Air Freight & Logistics - 0.5%
United Parcel Service, Inc. Class B	81,560	$ 4,077
Airlines - 0.8%
AirTran Holdings, Inc. (a)	408,748	2,530
Ryanair Holdings PLC sponsored ADR (a)	146,263	4,152
		6,682
Building Products - 0.0%
USG Corp. (a)(d)	25,671	259
Commercial Services & Supplies - 0.2%
Stericycle, Inc. (a)	24,400	1,257
Electrical Equipment - 0.7%
AMETEK, Inc.	129,800	4,488
Cooper Industries Ltd. Class A	27,300	848
		5,336
Industrial Conglomerates - 0.3%
Textron, Inc.	262,800	2,539
Machinery - 3.0%
Cummins, Inc.	151,600	5,338
Danaher Corp.	161,300	9,959
Graco, Inc.	208,687	4,595
Ingersoll-Rand Co. Ltd. Class A	89,100	1,862
PACCAR, Inc.	77,900	2,533
		24,287
Professional Services - 2.0%
CoStar Group, Inc. (a)	46,900	1,870
Dun & Bradstreet Corp.	34,961	2,839
Equifax, Inc.	33,100	864
FTI Consulting, Inc. (a)	119,559	6,064
Heidrick & Struggles International, Inc.	142,945	2,609
Korn/Ferry International (a)	114,802	1,221
Robert Half International, Inc.	33,000	779
		16,246
Road & Rail - 1.1%
Heartland Express, Inc.	53,200	783
Knight Transportation, Inc.	279,500	4,626
Old Dominion Freight Lines, Inc. (a)	98,068	3,292
		8,701
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Trading Companies & Distributors - 0.2%
Fastenal Co. (d)	10,943	$ 363
W.W. Grainger, Inc.	20,300	1,662
		2,025
TOTAL INDUSTRIALS		85,842
INFORMATION TECHNOLOGY - 33.9%
Communications Equipment - 9.9%
Cisco Systems, Inc. (a)	1,898,543	35,388
Juniper Networks, Inc. (a)	461,401	10,889
QUALCOMM, Inc.	694,400	31,387
Riverbed Technology, Inc. (a)	89,307	2,071
		79,735
Computers & Peripherals - 2.3%
Apple, Inc. (a)	113,574	16,176
Intermec, Inc. (a)	150,335	1,939
Netezza Corp. (a)	57,400	478
		18,593
Electronic Equipment & Components - 1.1%
BYD Co. Ltd. (H Shares) (a)	265,500	1,052
Corning, Inc.	476,400	7,651
		8,703
Internet Software & Services - 5.2%
Baidu.com, Inc. sponsored ADR (a)	8,496	2,558
Google, Inc. Class A (sub. vtg.) (a)	61,334	25,858
Tencent Holdings Ltd.	49,200	574
The Knot, Inc. (a)	225,600	1,778
VeriSign, Inc. (a)	605,862	11,196
		41,964
IT Services - 3.9%
Accenture Ltd. Class A	163,100	5,457
Cognizant Technology Solutions Corp. Class A (a)	32,367	864
Fidelity National Information Services, Inc.	484,447	9,670
Metavante Technologies, Inc. (a)	123,661	3,198
The Western Union Co.	232,328	3,810
Visa, Inc.	133,575	8,316
		31,315
Semiconductors & Semiconductor Equipment - 6.7%
Analog Devices, Inc.	190,400	4,718
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Applied Materials, Inc.	331,649	$ 3,638
ASML Holding NV (NY Shares)	198,400	4,295
Atmel Corp. (a)	1,045,369	3,899
Broadcom Corp. Class A (a)	613,908	15,219
Marvell Technology Group Ltd. (a)	883,988	10,290
Maxim Integrated Products, Inc.	221,100	3,469
Monolithic Power Systems, Inc. (a)	204,548	4,584
National Semiconductor Corp.	362,699	4,552
		54,664
Software - 4.8%
Autonomy Corp. PLC (a)	17,731	419
BMC Software, Inc. (a)	205,739	6,952
Intuit, Inc. (a)	73,200	2,061
Microsoft Corp.	206,900	4,918
Oracle Corp.	627,800	13,447
Salesforce.com, Inc. (a)	3,100	118
Shanda Interactive Entertainment Ltd. sponsored ADR (a)	97,800	5,114
Sourcefire, Inc. (a)	59,304	735
VanceInfo Technologies, Inc. ADR (a)(d)	361,348	5,337
		39,101
TOTAL INFORMATION TECHNOLOGY		274,075
MATERIALS - 2.0%
Chemicals - 2.0%
Air Products & Chemicals, Inc.	64,200	4,147
Ecolab, Inc.	67,600	2,636
FMC Corp.	56,300	2,663
Praxair, Inc.	23,600	1,677
Terra Industries, Inc.	120,800	2,926
The Mosaic Co.	36,700	1,626
		15,675
TELECOMMUNICATION SERVICES - 0.8%
Diversified Telecommunication Services - 0.2%
Neutral Tandem, Inc. (a)	42,500	1,255
Common Stocks - continued
	Shares	Value (000s)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - 0.6%
American Tower Corp. Class A (a)	146,794	$ 4,628
TOTAL TELECOMMUNICATION SERVICES		5,883
TOTAL COMMON STOCKS (Cost $874,199)		807,003
Money Market Funds - 1.8%

Fidelity Cash Central Fund, 0.40% (b)	943,675	944
Fidelity Securities Lending Cash Central Fund, 0.22% (b)(c)	13,951,046	13,951
TOTAL MONEY MARKET FUNDS (Cost $14,895)		14,895
TOTAL INVESTMENT PORTFOLIO - 101.7% (Cost $889,094)		821,898
NET OTHER ASSETS - (1.7)%		(13,638)
NET ASSETS - 100%		$ 808,260
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 527
Fidelity Securities Lending Cash Central Fund	464
Total	$ 991
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in these securities. For more information on valuation inputs please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	88.5%
Bermuda	2.3%
Switzerland	2.1%
Netherlands Antilles	1.6%
China	1.1%
Ireland	1.0%
Denmark	1.0%
Israel	1.0%
Others (individually less than 1%)	1.4%
100.0%
Income Tax Information
At June 30, 2009, the fund had a capital loss carryforward of approximately $464,109,000 of which $44,168,000, $90,091,000 and $329,850,000 will expire on June 30, 2010, 2011 and 2017, respectively.
The fund intends to elect to defer to its fiscal year ending June 30, 2010 approximately $338,319,000 of losses recognized during the period November 1, 2008 to June 30, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	June 30, 2009

Assets
Investment in securities, at value (including securities loaned of $13,852) - See accompanying schedule: Unaffiliated issuers (cost $874,199)	$ 807,003
Fidelity Central Funds (cost $14,895)	14,895
Total Investments (cost $889,094)		$ 821,898
Receivable for investments sold		11,223
Receivable for fund shares sold		465
Dividends receivable		422
Distributions receivable from Fidelity Central Funds		4
Prepaid expenses		6
Other receivables		34
Total assets		834,052

Liabilities
Payable to custodian bank	$ 22
Payable for investments purchased	8,800
Payable for fund shares redeemed	2,425
Accrued management fee	295
Other affiliated payables	259
Other payables and accrued expenses	40
Collateral on securities loaned, at value	13,951
Total liabilities		25,792

Net Assets		$ 808,260
Net Assets consist of:
Paid in capital		$ 1,684,052
Undistributed net investment income		2,038
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(810,633)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(67,197)
Net Assets		$ 808,260

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	June 30, 2009

Growth Discovery: Net Asset Value, offering price and redemption price per share ($777,321 ÷ 85,990 shares)	$ 9.04

Class K: Net Asset Value, offering price and redemption price per share ($30,939 ÷ 3,419 shares)	$ 9.05

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended June 30, 2009

Investment Income
Dividends		$ 12,514
Income from Fidelity Central Funds		991
Total income		13,505

Expenses
Management fee Basic fee	$ 6,042
Performance adjustment	(110)
Transfer agent fees	3,007
Accounting and security lending fees	371
Custodian fees and expenses	86
Independent trustees' compensation	7
Registration fees	63
Audit	58
Legal	9
Miscellaneous	86
Total expenses before reductions	9,619
Expense reductions	(67)	9,552
Net investment income (loss)		3,953
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(603,436)
Foreign currency transactions	286
Total net realized gain (loss)		(603,150)
Change in net unrealized appreciation (depreciation) on: Investment securities	(67,320)
Assets and liabilities in foreign currencies	27
Total change in net unrealized appreciation (depreciation)		(67,293)
Net gain (loss)		(670,443)
Net increase (decrease) in net assets resulting from operations		$ (666,490)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended June 30, 2009	Year ended June 30, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,953	$ 8,413
Net realized gain (loss)	(603,150)	(51,392)
Change in net unrealized appreciation (depreciation)	(67,293)	(50,125)
Net increase (decrease) in net assets resulting from operations	(666,490)	(93,104)
Distributions to shareholders from net investment income	(8,686)	(2,017)
Share transactions - net increase (decrease)	(284,372)	1,382,342
Total increase (decrease) in net assets	(959,548)	1,287,221

Net Assets
Beginning of period	1,767,808	480,587
End of period (including undistributed net investment income of $2,038 and undistributed net investment income of $6,351, respectively)	$ 808,260	$ 1,767,808

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Growth Discovery

Years ended June 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 14.61	$ 14.36	$ 11.60	$ 10.70	$ 10.35
Income from Investment Operations
Net investment income (loss) B	.04	.09	.07	.12	.16 E
Net realized and unrealized gain (loss)	(5.54)	.20 F	2.83	.91	.32
Total from investment operations	(5.50)	.29	2.90	1.03	.48
Distributions from net investment income	(.07)	(.04)	(.12)	(.13)	(.13)
Distributions from net realized gain	-	-	(.02)	-	-
Total distributions	(.07)	(.04)	(.14)	(.13)	(.13)
Net asset value, end of period	$ 9.04	$ 14.61	$ 14.36	$ 11.60	$ 10.70
Total Return A	(37.75)%	1.98%	25.24%	9.67%	4.64%
Ratios to Average Net Assets C, G
Expenses before reductions	.90%	.91%	.81%	.68%	.81%
Expenses net of fee waivers, if any	.90%	.91%	.81%	.68%	.81%
Expenses net of all reductions	.89%	.90%	.80%	.61%	.70%
Net investment income (loss)	.36%	.57%	.55%	1.04%	1.54% E
Supplemental Data
Net assets, end of period (in millions)	$ 777	$ 1,768	$ 481	$ 412	$ 459
Portfolio turnover rate D	166%	150%	199%	184%	229%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.13%.

F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended June 30,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 14.62	$ 14.94
Income from Investment Operations
Net investment income (loss) D	.05	.03
Net realized and unrealized gain (loss)	(5.53)	(.35)
Total from investment operations	(5.48)	(.32)
Distributions from net investment income	(.09)	-
Net asset value, end of period	$ 9.05	$ 14.62
Total Return B, C	(37.60)%	(2.14)%
Ratios to Average Net Assets E, H
Expenses before reductions	.67%	.76% A
Expenses net of fee waivers, if any	.67%	.76% A
Expenses net of all reductions	.67%	.75% A
Net investment income (loss)	.59%	1.44% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 30,939	$ 98
Portfolio turnover rate F	166%	150%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to June 30, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended June 30, 2009

(Amounts in thousands except ratios)

1. Organization.

Fidelity Growth Discovery Fund (the Fund) is a fund of Fidelity Hastings Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. After the commencement of Class K, the Fund began offering conversion privileges between Growth Discovery and Class K to eligible shareholders of Growth Discovery. The Fund offers Growth Discovery and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, August 17, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of June 30, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency - continued

investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, partnerships, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 41,451
Unrealized depreciation	(117,140)
Net unrealized appreciation (depreciation)	(75,689)
Undistributed ordinary income	2,325
Capital loss carryforward	(464,109)

Cost for federal income tax purposes	$ 897,587

The tax character of distributions paid was as follows:

	June 30, 2009	June 30, 2008
Ordinary Income	$ 8,686	$ 2,017

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,789,751 and $2,006,124, respectively.

Annual Report

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Growth Discovery, as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .55% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Growth Discovery. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Growth Discovery	$ 2,994.28
Class K	13.06
	$ 3,007

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $38 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program - continued

to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 7,937.44%		$ -*

* Amount represents less than $1,000.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $464.

Annual Report

8. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Growth Discovery's operating expenses. During the period, this reimbursement reduced the class' expenses by $2.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $60 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $5.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended June 30,	2009	2008
From net investment income
Growth Discovery	$ 8,572	$ 2,017
Class K	114	-
Total	$ 8,686	$ 2,017

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended June 30,	2009	2008A	2009	2008A
Growth Discovery
Shares sold	36,911	135,067	$ 376,591	$ 2,088,523
Conversion to Class K	(3,882)	-	(42,707)	-
Reinvestment of distributions	682	126	8,199	1,926
Shares redeemed	(68,724)	(47,663)	(665,146)	(708,207)
Net increase (decrease)	(35,013)	87,530	$ (323,063)	$ 1,382,242
Class K
Shares sold	852	7	$ 7,410	$ 100
Conversion from Growth Discovery	3,879	-	42,707	-
Reinvestment of distributions	13	-	114	-
Shares redeemed	(1,332)	-	(11,540)	-
Net increase (decrease)	3,412	7	$ 38,691	$ 100

A Share transactions for Class K are for the period May 9, 2008 (commencement of sale of shares) to June 30, 2008.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Hastings Street Trust and the Shareholders of Fidelity Growth Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Growth Discovery Fund (a fund of Fidelity Hastings Street Trust) at June 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Growth Discovery Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

August 17, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Mr. Edward C. Johnson 3rd and Mr. James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Mr. Edward C. Johnson 3rd oversees 262 funds advised by FMR or an affiliate. Mr. James C. Curvey oversees 392 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-
present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-
2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-
present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-
present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (43)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (44)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-
present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-
present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-
present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-
present).

Jeffrey S. Christian (47)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian also serves as Chief Financial Officer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Christian served as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009) and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Growth Discovery voted to pay shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class K	08/10/09	08/07/09	$.037	$.005

Class K designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class K designates 100% of the dividend during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your workplace benefits (including your workplace savings plan, investments, and additional services) via your telephone or PC. You can access your plan and account information and research your investments 24 hours a day.

By Phone

Fidelity provides a single toll-free number to access plan information, account balances, positions, and quotes*. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
Fidelity Workplace
Investing
1-800-835-5092

By PC

Fidelity's web site on the Internet provides a wide range of information, including plan information, daily financial news, fund performance, interactive planning tools, and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.401k.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)
For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)
For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management &
Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Ltd.

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

CII-K-UANN-0809
1.863270.100

Fidelity®

Mega Cap Stock

Fund

Annual Report

June 30, 2009
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Although there has been some encouraging news in the world's capital markets this spring and early summer, many economic uncertainties remain - including generally weak corporate earnings and still-sluggish consumer spending - which could call into question the sustainability and overall strength of the markets' recent forward momentum. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended June 30, 2009	Past 1 year	Past 5 years	Past 10 years
Mega Cap Stock A	-25.77%	-2.11%	-2.08%

A Prior to December 1, 2007, Mega Cap Stock operated under certain different investment policies. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Mega Cap Stock, a class of the fund, on June 30, 1999. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: A refreshing spring rally punctuated an otherwise dismal year for U.S. stocks during the 12-month period ending June 30, 2009. The lingering effects of the global credit crisis continued to plague investors for most of the period, eliciting a widespread abandonment of riskier assets in a massive flight to quality. By March, however, signs of a potential recovery began to emerge, encouraged by federal government programs to loosen credit and stimulate the economy. Corporate profits, though still weak, began to stabilize and valuations started to return to normal trading ranges. Major equity indexes posted significant gains in March and April, with financials leading the rebound. Though these surges gave way to smaller advances in the final two months of the period - especially in June - returns remained mostly positive. During the April-June time frame, U.S. stocks had posted their best quarter in more than a decade. Despite this improving backdrop, the major equity indexes finished the 12 months in negative territory. The Standard & Poor's 500SM Index declined 26.21%, while the Dow Jones U.S. Total Stock Market IndexSM - the broadest overall gauge of domestic equities - was down 26.39%. Meanwhile, the blue-chip-laden Dow Jones Industrial AverageSM fell 23.00% and the technology-heavy Nasdaq Composite® Index posted a 19.15% loss.

Comments from Matthew Fruhan, Portfolio Manager of Fidelity® Mega Cap Stock Fund: The fund's Retail Class returned -25.77% for the 12-month period, outperforming the S&P 500® while falling short of the -25.14% return of the Russell Top 200® Index. Stock selection in financials and telecommunication services helped performance, as did an overweighting in the consumer discretionary sector. Diversified financials firm JPMorgan Chase was the top individual contributor. Its share price gained because of the strength of its franchise, solid balance sheet and improving longer-term earnings potential. Underweightings in oilfield services companies Schlumberger and Weatherford International also helped, as their industry declined in the face of collapsing oil prices. Genentech was a solid gainer when the biotechnology company was acquired at a premium price by Swiss pharmaceutical company Roche Holding. The biggest detractor from results was the fund's investment in American International Group (AIG), as toxic assets on its balance sheet plummeted in value, forcing the federal government to take a massive equity stake in the company. Declining oil and natural gas prices hurt both Valero, a refiner, and ConocoPhillips, an integrated energy company. However, an underweighting in integrated oil company Exxon Mobil hurt, as it was viewed as a more defensive stock in the energy sector. AIG, Valero and Conoco all were sold.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2009 to June 30, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses Paid During Period* January 1, 2009 to June 30, 2009
Class A	1.13%
Actual		$ 1,000.00	$ 1,037.50	$ 5.71
HypotheticalA		$ 1,000.00	$ 1,019.19	$ 5.66
Class T	1.35%
Actual		$ 1,000.00	$ 1,036.00	$ 6.82
HypotheticalA		$ 1,000.00	$ 1,018.10	$ 6.76
Class B	1.89%
Actual		$ 1,000.00	$ 1,034.50	$ 9.53
HypotheticalA		$ 1,000.00	$ 1,015.42	$ 9.44
Class C	1.90%
Actual		$ 1,000.00	$ 1,034.70	$ 9.59
HypotheticalA		$ 1,000.00	$ 1,015.37	$ 9.49
Mega Cap Stock	.85%
Actual		$ 1,000.00	$ 1,040.30	$ 4.30
HypotheticalA		$ 1,000.00	$ 1,020.58	$ 4.26
Institutional Class	.81%
Actual		$ 1,000.00	$ 1,038.80	$ 4.09
HypotheticalA		$ 1,000.00	$ 1,020.78	$ 4.06

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of June 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	4.8	5.0
JPMorgan Chase & Co.	3.9	3.4
Wells Fargo & Co.	3.3	2.9
Cisco Systems, Inc.	3.3	1.5
Bank of America Corp.	3.1	1.7
Pfizer, Inc.	3.0	1.2
Chevron Corp.	2.8	1.9
Procter & Gamble Co.	2.6	1.7
Microsoft Corp.	2.4	2.7
The Coca-Cola Co.	2.0	0.9
	31.2
Top Five Market Sectors as of June 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	23.0	18.3
Financials	17.7	15.2
Health Care	13.9	15.6
Energy	12.6	12.1
Consumer Staples	10.8	10.7
Asset Allocation (% of fund's net assets)
As of June 30, 2009 *		As of December 31, 2008 **
	Stocks 98.7%		Stocks 97.9%
	Short-Term Investments and Net Other Assets 1.3%		Short-Term Investments and Net Other Assets 2.1%
* Foreign investments	8.4%	* *Foreign investments	4.2%

Annual Report

Investments June 30, 2009

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value
CONSUMER DISCRETIONARY - 7.2%
Auto Components - 0.5%
Johnson Controls, Inc.	58,000	$ 1,259,760
Automobiles - 0.2%
Ford Motor Co. (a)	89,400	542,658
Distributors - 0.2%
Li & Fung Ltd.	178,000	477,735
Hotels, Restaurants & Leisure - 0.1%
Starbucks Corp. (a)	17,700	245,853
Household Durables - 1.2%
Black & Decker Corp.	33,400	957,244
Mohawk Industries, Inc. (a)	15,700	560,176
Newell Rubbermaid, Inc.	112,800	1,174,248
Whirlpool Corp.	11,200	476,672
		3,168,340
Internet & Catalog Retail - 0.3%
Amazon.com, Inc. (a)	8,600	719,476
Media - 0.9%
The DIRECTV Group, Inc. (a)	24,300	600,453
The Walt Disney Co.	69,100	1,612,103
Viacom, Inc. Class B (non-vtg.) (a)	6,300	143,010
		2,355,566
Multiline Retail - 1.0%
Kohl's Corp. (a)	7,900	337,725
Target Corp.	53,800	2,123,486
		2,461,211
Specialty Retail - 2.8%
AnnTaylor Stores Corp. (a)	25,200	201,096
Best Buy Co., Inc.	36,400	1,219,036
Home Depot, Inc.	82,400	1,947,112
Lowe's Companies, Inc.	121,100	2,350,551
Staples, Inc.	70,343	1,418,818
		7,136,613
TOTAL CONSUMER DISCRETIONARY		18,367,212
CONSUMER STAPLES - 10.8%
Beverages - 3.0%
Anheuser-Busch InBev NV	72,300	2,610,428
The Coca-Cola Co.	106,700	5,120,533
		7,730,961
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food & Staples Retailing - 2.3%
Costco Wholesale Corp.	36,900	$ 1,686,330
CVS Caremark Corp.	79,200	2,524,104
Safeway, Inc.	22,300	454,251
Wal-Mart Stores, Inc.	22,700	1,099,588
		5,764,273
Food Products - 1.3%
Danone	27,507	1,357,388
General Mills, Inc.	4,000	224,080
Nestle SA (Reg.)	43,232	1,628,363
		3,209,831
Household Products - 2.6%
Procter & Gamble Co.	132,800	6,786,080
Tobacco - 1.6%
Philip Morris International, Inc.	95,630	4,171,381
TOTAL CONSUMER STAPLES		27,662,526
ENERGY - 12.6%
Energy Equipment & Services - 1.6%
Schlumberger Ltd. (NY Shares)	52,300	2,829,953
Smith International, Inc.	14,500	373,375
Weatherford International Ltd. (a)	47,000	919,320
		4,122,648
Oil, Gas & Consumable Fuels - 11.0%
Anadarko Petroleum Corp.	21,000	953,190
BP PLC sponsored ADR	5,000	238,400
Chesapeake Energy Corp.	6,200	122,946
Chevron Corp.	107,500	7,121,875
Devon Energy Corp.	9,200	501,400
Exxon Mobil Corp.	176,071	12,309,122
Marathon Oil Corp.	65,300	1,967,489
Occidental Petroleum Corp.	51,300	3,376,053
Suncor Energy, Inc.	15,300	465,275
Total SA sponsored ADR	19,200	1,041,216
		28,096,966
TOTAL ENERGY		32,219,614
Common Stocks - continued
	Shares	Value
FINANCIALS - 17.7%
Capital Markets - 3.0%
Goldman Sachs Group, Inc.	20,300	$ 2,993,032
Morgan Stanley	88,300	2,517,433
Northern Trust Corp.	11,900	638,792
State Street Corp.	30,000	1,416,000
		7,565,257
Commercial Banks - 5.8%
Comerica, Inc.	12,800	270,720
HSBC Holdings PLC sponsored ADR	19,100	797,807
PNC Financial Services Group, Inc.	59,000	2,289,790
Sumitomo Mitsui Financial Group, Inc.	19,200	783,267
SunTrust Banks, Inc.	27,000	444,150
U.S. Bancorp, Delaware	96,100	1,722,112
Wells Fargo & Co.	347,753	8,436,488
		14,744,334
Consumer Finance - 1.0%
American Express Co.	32,000	743,680
Capital One Financial Corp.	82,400	1,802,912
		2,546,592
Diversified Financial Services - 7.1%
Bank of America Corp.	606,380	8,004,216
Hong Kong Exchange & Clearing Ltd.	21,900	341,079
JPMorgan Chase & Co.	288,600	9,844,146
		18,189,441
Insurance - 0.5%
ACE Ltd.	7,800	344,994
AFLAC, Inc.	8,800	273,592
MetLife, Inc.	20,400	612,204
		1,230,790
Real Estate Management & Development - 0.2%
CB Richard Ellis Group, Inc. Class A (a)	40,600	380,016
Jones Lang LaSalle, Inc.	7,100	232,383
		612,399
Thrifts & Mortgage Finance - 0.1%
Radian Group, Inc.	130,000	353,600
TOTAL FINANCIALS		45,242,413
Common Stocks - continued
	Shares	Value
HEALTH CARE - 13.9%
Biotechnology - 2.0%
Amgen, Inc. (a)	17,190	$ 910,039
Biogen Idec, Inc. (a)	15,700	708,855
Celgene Corp. (a)	34,000	1,626,560
Gilead Sciences, Inc. (a)	41,620	1,949,481
		5,194,935
Health Care Equipment & Supplies - 1.0%
Baxter International, Inc.	10,400	550,784
Boston Scientific Corp. (a)	85,300	864,942
C.R. Bard, Inc.	4,100	305,245
Medtronic, Inc.	6,100	212,829
St. Jude Medical, Inc. (a)	13,700	563,070
		2,496,870
Health Care Providers & Services - 2.0%
Express Scripts, Inc. (a)	17,400	1,196,250
McKesson Corp.	30,600	1,346,400
Medco Health Solutions, Inc. (a)	44,400	2,025,084
WellPoint, Inc. (a)	9,700	493,633
		5,061,367
Pharmaceuticals - 8.9%
Abbott Laboratories	100,300	4,718,112
Allergan, Inc.	17,000	808,860
Johnson & Johnson	86,800	4,930,240
Merck & Co., Inc.	173,800	4,859,448
Pfizer, Inc.	504,700	7,570,500
		22,887,160
TOTAL HEALTH CARE		35,640,332
INDUSTRIALS - 6.7%
Aerospace & Defense - 0.9%
Honeywell International, Inc.	47,800	1,500,920
The Boeing Co.	16,800	714,000
		2,214,920
Air Freight & Logistics - 0.4%
FedEx Corp.	8,500	472,770
United Parcel Service, Inc. Class B	9,000	449,910
		922,680
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Electrical Equipment - 1.0%
Emerson Electric Co.	18,600	$ 602,640
First Solar, Inc. (a)(d)	12,800	2,075,136
		2,677,776
Industrial Conglomerates - 0.7%
Koninklijke Philips Electronics NV (NY Shares)	14,900	274,458
Siemens AG sponsored ADR	10,200	705,738
Textron, Inc.	71,200	687,792
Tyco International Ltd.	7,100	184,458
		1,852,446
Machinery - 2.6%
Caterpillar, Inc.	25,500	842,520
Cummins, Inc.	29,400	1,035,174
Deere & Co.	25,000	998,750
Ingersoll-Rand Co. Ltd. Class A	53,100	1,109,790
Navistar International Corp. (a)	13,600	592,960
PACCAR, Inc.	62,500	2,031,875
		6,611,069
Road & Rail - 1.1%
Ryder System, Inc.	56,900	1,588,648
Union Pacific Corp.	21,800	1,134,908
		2,723,556
TOTAL INDUSTRIALS		17,002,447
INFORMATION TECHNOLOGY - 23.0%
Communications Equipment - 5.4%
Cisco Systems, Inc. (a)	449,800	8,384,272
Juniper Networks, Inc. (a)	43,200	1,019,520
QUALCOMM, Inc.	96,700	4,370,840
		13,774,632
Computers & Peripherals - 5.6%
Apple, Inc. (a)	31,400	4,472,302
Dell, Inc. (a)	128,800	1,768,424
Hewlett-Packard Co.	109,200	4,220,580
International Business Machines Corp.	37,100	3,873,982
		14,335,288
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - 0.6%
Corning, Inc.	56,500	$ 907,390
Tyco Electronics Ltd.	33,100	615,329
		1,522,719
Internet Software & Services - 2.0%
eBay, Inc. (a)	20,800	356,304
Google, Inc. Class A (sub. vtg.) (a)	10,850	4,574,252
		4,930,556
IT Services - 0.9%
Accenture Ltd. Class A	14,700	491,862
MasterCard, Inc. Class A	3,200	535,392
Visa, Inc.	21,100	1,313,686
		2,340,940
Semiconductors & Semiconductor Equipment - 4.3%
Analog Devices, Inc.	41,400	1,025,892
ASML Holding NV (NY Shares)	83,400	1,805,610
Intel Corp.	251,400	4,160,670
MEMC Electronic Materials, Inc. (a)	24,600	438,126
Samsung Electronics Co. Ltd.	1,767	820,571
Taiwan Semiconductor Manufacturing Co. Ltd.	419,000	697,483
Texas Instruments, Inc.	95,200	2,027,760
		10,976,112
Software - 4.2%
Adobe Systems, Inc. (a)	33,100	936,730
Autonomy Corp. PLC (a)	12,400	293,146
Microsoft Corp.	256,600	6,099,382
Nintendo Co. Ltd.	1,300	358,488
Oracle Corp.	126,800	2,716,056
VMware, Inc. Class A (a)	13,800	376,326
		10,780,128
TOTAL INFORMATION TECHNOLOGY		58,660,375
MATERIALS - 2.6%
Chemicals - 2.4%
Air Products & Chemicals, Inc.	5,500	355,245
Airgas, Inc.	4,800	194,544
Celanese Corp. Class A	22,180	526,775
Dow Chemical Co.	100,100	1,615,614
E.I. du Pont de Nemours & Co.	84,600	2,167,452
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Chemicals - continued
Monsanto Co.	11,500	$ 854,910
The Mosaic Co.	10,300	456,290
		6,170,830
Metals & Mining - 0.2%
Alcoa, Inc.	26,600	274,778
Nucor Corp.	5,800	257,694
		532,472
TOTAL MATERIALS		6,703,302
TELECOMMUNICATION SERVICES - 3.0%
Diversified Telecommunication Services - 2.5%
AT&T, Inc.	54,788	1,360,934
Verizon Communications, Inc.	165,600	5,088,888
		6,449,822
Wireless Telecommunication Services - 0.5%
Sprint Nextel Corp. (a)	234,200	1,126,502
Vodafone Group PLC sponsored ADR	6,400	124,736
		1,251,238
TOTAL TELECOMMUNICATION SERVICES		7,701,060
UTILITIES - 1.2%
Electric Utilities - 0.9%
American Electric Power Co., Inc.	20,300	586,467
Entergy Corp.	5,400	418,608
Exelon Corp.	14,000	716,940
FirstEnergy Corp.	16,400	635,500
		2,357,515
Independent Power Producers & Energy Traders - 0.3%
AES Corp.	61,100	709,371
TOTAL UTILITIES		3,066,886
TOTAL COMMON STOCKS (Cost $280,795,083)		252,266,167
Money Market Funds - 1.2%
	Shares	Value
Fidelity Cash Central Fund, 0.40% (b)	1,201,097	$ 1,201,097
Fidelity Securities Lending Cash Central Fund, 0.22% (b)(c)	2,006,250	2,006,250
TOTAL MONEY MARKET FUNDS (Cost $3,207,347)		3,207,347
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $284,002,430)		255,473,514
NET OTHER ASSETS - 0.1%		190,946
NET ASSETS - 100%		$ 255,664,460
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 66,832
Fidelity Securities Lending Cash Central Fund	190,296
Total	$ 257,128
Other Information

The following is a summary of the inputs used, as of June 30, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 18,367,212	$ 18,367,212	$ -	$ -
Consumer Staples	27,662,526	27,662,526	-	-
Energy	32,219,614	32,219,614	-	-
Financials	45,242,413	45,242,413	-	-
Health Care	35,640,332	35,640,332	-	-
Industrials	17,002,447	17,002,447	-	-
Information Technology	58,660,375	58,301,887	358,488	-
Materials	6,703,302	6,703,302	-	-
Telecommunication Services	7,701,060	7,701,060	-	-
Utilities	3,066,886	3,066,886	-	-
Money Market Funds	3,207,347	3,207,347	-	-
Total Investments in Securities:	$ 255,473,514	$ 255,115,026	$ 358,488	$ -
Income Tax Information
At June 30, 2009, the fund had a capital loss carryforward of approximately $88,847,328 all of which will expire on June 30, 2017.
The fund intends to elect to defer to its fiscal year ending June 30, 2010 approximately $134,656,655 of losses recognized during the period November 1, 2008 to June 30, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	June 30, 2009
Assets
Investment in securities, at value (including securities loaned of $2,027,500) - See accompanying schedule: Unaffiliated issuers (cost $280,795,083)	$ 252,266,167
Fidelity Central Funds (cost $3,207,347)	3,207,347
Total Investments (cost $284,002,430)		$ 255,473,514
Foreign currency held at value (cost $12)		12
Receivable for investments sold		6,993,754
Receivable for fund shares sold		157,723
Dividends receivable		365,016
Distributions receivable from Fidelity Central Funds		1,056
Prepaid expenses		2,617
Other receivables		1,188
Total assets		262,994,880

Liabilities
Payable for investments purchased	$ 4,520,293
Payable for fund shares redeemed	557,941
Accrued management fee	116,266
Distribution fees payable	963
Other affiliated payables	80,397
Other payables and accrued expenses	48,310
Collateral on securities loaned, at value	2,006,250
Total liabilities		7,330,420

Net Assets		$ 255,664,460
Net Assets consist of:
Paid in capital		$ 518,262,872
Undistributed net investment income		3,128,002
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(237,198,058)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(28,528,356)
Net Assets		$ 255,664,460

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

June 30, 2009
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($806,142 ÷ 111,945 shares)	$ 7.20

Maximum offering price per share (100/94.25 of $7.20)	$ 7.64
Class T: Net Asset Value and redemption price per share ($446,081 ÷ 61,917 shares)	$ 7.20

Maximum offering price per share (100/96.50 of $7.20)	$ 7.46
Class B: Net Asset Value and offering price per share ($263,024 ÷ 36,604 shares)A	$ 7.19

Class C: Net Asset Value and offering price per share ($469,769 ÷ 65,628 shares)A	$ 7.16

Mega Cap Stock: Net Asset Value, offering price and redemption price per share ($253,164,493 ÷ 35,028,352 shares)	$ 7.23

Institutional Class: Net Asset Value, offering price and redemption price per share ($514,951 ÷ 71,280 shares)	$ 7.22

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended June 30, 2009
Investment Income
Dividends		$ 10,994,748
Interest		11
Income from Fidelity Central Funds		257,128
Total income		11,251,887

Expenses
Management fee	$ 2,027,437
Transfer agent fees	1,051,516
Distribution fees	6,594
Accounting and security lending fees	169,229
Custodian fees and expenses	34,614
Independent trustees' compensation	2,965
Registration fees	86,523
Audit	47,880
Legal	2,923
Interest	8,157
Miscellaneous	32,050
Total expenses before reductions	3,469,888
Expense reductions	(22,842)	3,447,046
Net investment income (loss)		7,804,841
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $91,584)	(232,178,691)
Foreign currency transactions	16,577
Total net realized gain (loss)		(232,162,114)
Change in net unrealized appreciation (depreciation) on: Investment securities	46,558,641
Assets and liabilities in foreign currencies	81
Total change in net unrealized appreciation (depreciation)		46,558,722
Net gain (loss)		(185,603,392)
Net increase (decrease) in net assets resulting from operations		$ (177,798,551)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended June 30, 2009	Year ended June 30, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 7,804,841	$ 6,085,707
Net realized gain (loss)	(232,162,114)	(652,994)
Change in net unrealized appreciation (depreciation)	46,558,722	(106,617,222)
Net increase (decrease) in net assets resulting from operations	(177,798,551)	(101,184,509)
Distributions to shareholders from net investment income	(8,071,117)	(2,028,069)
Distributions to shareholders from net realized gain	(1,264,718)	(12,126,374)
Total distributions	(9,335,835)	(14,154,443)
Share transactions - net increase (decrease)	(225,283,844)	578,258,425
Total increase (decrease) in net assets	(412,418,230)	462,919,473

Net Assets
Beginning of period	668,082,690	205,163,217
End of period (including undistributed net investment income of $3,128,002 and undistributed net investment income of $4,457,069, respectively)	$ 255,664,460	$ 668,082,690

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended June 30,

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 9.89	$ 10.61
Income from Investment Operations
Net investment income (loss) E	.10	.05
Net realized and unrealized gain (loss)	(2.65)	(.77)
Total from investment operations	(2.55)	(.72)
Distributions from net investment income	(.12)	-
Distributions from net realized gain	(.02)	-
Total distributions	(.14)	-
Net asset value, end of period	$ 7.20	$ 9.89
Total Return B, C, D	(25.98)%	(6.79)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.13%	1.02% A
Expenses net of fee waivers, if any	1.13%	1.02% A
Expenses net of all reductions	1.13%	1.01% A
Net investment income (loss)	1.44%	1.24% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 806	$ 106
Portfolio turnover rate G	138%	97%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 5, 2008 (commencement of sale of shares) to June 30, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended June 30,

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 9.88	$ 10.61
Income from Investment Operations
Net investment income (loss) E	.09	.04
Net realized and unrealized gain (loss)	(2.67)	(.77)
Total from investment operations	(2.58)	(.73)
Distributions from net investment income	(.08)	-
Distributions from net realized gain	(.02)	-
Total distributions	(.10)	-
Net asset value, end of period	$ 7.20	$ 9.88
Total Return B, C, D	(26.21)%	(6.88)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.36%	1.32% A
Expenses net of fee waivers, if any	1.36%	1.32% A
Expenses net of all reductions	1.36%	1.32% A
Net investment income (loss)	1.21%	.89% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 446	$ 136
Portfolio turnover rate G	138%	97%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 5, 2008 (commencement of sale of shares) to June 30, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended June 30,

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 9.87	$ 10.61
Income from Investment Operations
Net investment income (loss) E	.05	.02
Net realized and unrealized gain (loss)	(2.66)	(.76)
Total from investment operations	(2.61)	(.74)
Distributions from net investment income	(.05)	-
Distributions from net realized gain	(.02)	-
Total distributions	(.07)	-
Net asset value, end of period	$ 7.19	$ 9.87
Total Return B, C, D	(26.56)%	(6.97)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.88%	1.73% A
Expenses net of fee waivers, if any	1.88%	1.73% A
Expenses net of all reductions	1.88%	1.73% A
Net investment income (loss)	.68%	.52% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 263	$ 107
Portfolio turnover rate G	138%	97%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 5, 2008 (commencement of sale of shares) to June 30, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended June 30,

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 9.87	$ 10.61
Income from Investment Operations
Net investment income (loss) E	.05	.02
Net realized and unrealized gain (loss)	(2.66)	(.76)
Total from investment operations	(2.61)	(.74)
Distributions from net investment income	(.08)	-
Distributions from net realized gain	(.02)	-
Total distributions	(.10)	-
Net asset value, end of period	$ 7.16	$ 9.87
Total Return B, C, D	(26.56)%	(6.97)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.88%	1.71% A
Expenses net of fee waivers, if any	1.88%	1.71% A
Expenses net of all reductions	1.88%	1.71% A
Net investment income (loss)	.69%	.55% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 470	$ 98
Portfolio turnover rate G	138%	97%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 5, 2008 (commencement of sale of shares) to June 30, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Mega Cap Stock

Years ended June 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 9.91	$ 12.06	$ 10.31	$ 9.28	$ 9.24
Income from Investment Operations
Net investment income (loss) B	.13	.14	.09	.05	.14 E
Net realized and unrealized gain (loss)	(2.67)	(1.60)	1.93	1.21	.02
Total from investment operations	(2.54)	(1.46)	2.02	1.26	.16
Distributions from net investment income	(.12)	(.07)	(.09)	(.06)	(.12)
Distributions from net realized gain	(.02)	(.62)	(.18)	(.17)	-
Total distributions	(.14)	(.69)	(.27)	(.23)	(.12)
Net asset value, end of period	$ 7.23	$ 9.91	$ 12.06	$ 10.31	$ 9.28
Total Return A	(25.77)%	(12.73)%	20.05%	13.63%	1.71%
Ratios to Average Net Assets C, F
Expenses before reductions	.79%	.75%	.81%	.86%	.84%
Expenses net of fee waivers, if any	.78%	.74%	.81%	.86%	.84%
Expenses net of all reductions	.78%	.74%	.81%	.82%	.81%
Net investment income (loss)	1.78%	1.28%	.79%	.51%	1.52% E
Supplemental Data
Net assets, end of period (000 omitted)	$ 253,164	$ 667,542	$ 205,163	$ 182,834	$ 179,344
Portfolio turnover rate D	138%	97%	94%	180%	79%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.15%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended June 30,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 9.91	$ 10.61
Income from Investment Operations
Net investment income (loss) D	.13	.07
Net realized and unrealized gain (loss)	(2.67)	(.77)
Total from investment operations	(2.54)	(.70)
Distributions from net investment income	(.13)	-
Distributions from net realized gain	(.02)	-
Total distributions	(.15)	-
Net asset value, end of period	$ 7.22	$ 9.91
Total Return B, C	(25.81)%	(6.60)%
Ratios to Average Net Assets E, H
Expenses before reductions	.77%	.70% A
Expenses net of fee waivers, if any	.77%	.70% A
Expenses net of all reductions	.77%	.70% A
Net investment income (loss)	1.79%	1.57% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 515	$ 93
Portfolio turnover rate F	138%	97%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 5, 2008 (commencement of sale of shares) to June 30, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended June 30, 2009

1. Organization.

Fidelity Mega Cap Stock Fund (the Fund) is a fund of Fidelity Hastings Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, Mega Cap Stock and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, August 17, 2009, have been

Annual Report

3. Significant Accounting Policies - continued

evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of June 30, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 7,957,420
Unrealized depreciation	(50,179,851)
Net unrealized appreciation (depreciation)	(42,222,431)
Undistributed ordinary income	3,128,002
Capital loss carryforward	(88,847,328)

Cost for federal income tax purposes	$ 297,695,945

The tax character of distributions paid was as follows:

	June 30, 2009	June 30, 2008
Ordinary Income	$ 8,071,117	$ 5,440,769
Long-term Capital Gains	1,264,718	8,713,674
Total	$ 9,335,835	$ 14,154,443

Annual Report

Notes to Financial Statements - continued

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $608,732,464 and $838,641,415, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .46% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 1,090	$ 149
Class T	.25%	.25%	1,076	316
Class B	.75%	.25%	1,448	1,249
Class C	.75%	.25%	2,980	1,467
			$ 6,594	$ 3,181

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 3,336
Class T	146
Class B*	1,048
$ 4,530

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 1,418.33
Class T	664.31
Class B	478.33
Class C	952.32
Mega Cap Stock	1,047,679.24
Institutional Class	325.22
	$ 1,051,516

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $29,616 for the period.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 18,288,400	1.07%	$ 8,157

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,941 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $190,296.

Annual Report

8. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Mega Cap Stock's operating expenses. During the period, this reimbursement reduced the class's expenses by $21,625.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,217 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended June 30,	2009	2008
From net investment income
Class A	$ 5,012	$ -
Class T	1,485	-
Class B	634	-
Class C	2,462	-
Mega Cap Stock	8,059,647	2,028,069
Institutional Class	1,877	-
Total	$ 8,071,117	$ 2,028,069
From net realized gain
Class A	$ 291	$ -
Class T	296	-
Class B	207	-
Class C	292	-
Mega Cap Stock	1,263,444	12,126,374
Institutional Class	188	-
Total	$ 1,264,718	$ 12,126,374

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended June 30,	2009	2008 A	2009	2008 A
Class A
Shares sold	179,996	10,749	$ 1,218,166	$ 114,109
Reinvestment of distributions	668	-	4,811	-
Shares redeemed	(79,468)	-	(550,154)	-
Net increase (decrease)	101,196	10,749	$ 672,823	$ 114,109
Class T
Shares sold	67,688	13,813	$ 453,514	$ 145,705
Reinvestment of distributions	225	-	1,781	-
Shares redeemed	(19,734)	(75)	(134,514)	(773)
Net increase (decrease)	48,179	13,738	$ 320,781	$ 144,932

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended June 30,	2009	2008 A	2009	2008 A
Class B
Shares sold	39,683	10,836	$ 264,321	$ 114,788
Reinvestment of distributions	106	-	833	-
Shares redeemed	(14,012)	(9)	(87,905)	(99)
Net increase (decrease)	25,777	10,827	$ 177,249	$ 114,689
Class C
Shares sold	85,970	9,953	$ 613,384	$ 105,728
Reinvestment of distributions	373	-	2,753	-
Shares redeemed	(30,668)	-	(192,598)	-
Net increase (decrease)	55,675	9,953	$ 423,539	$ 105,728
Mega Cap Stock
Shares sold	26,819,369	62,330,525	$ 200,402,028	$ 706,742,566
Reinvestment of distributions	1,015,275	1,173,267	8,283,303	13,245,178
Shares redeemed	(60,194,220)	(13,126,183)	(436,019,552)	(142,308,777)
Net increase (decrease)	(32,359,576)	50,377,609	$ (227,334,221)	$ 577,678,967
Institutional Class
Shares sold	86,222	9,425	$ 601,754	$ 100,000
Reinvestment of distributions	172	-	1,400	-
Shares redeemed	(24,539)	-	(147,169)	-
Net increase (decrease)	61,855	9,425	$ 455,985	$ 100,000

A Share transactions for Class A, Class T, Class B, Class C, and Institutional Class are for the period February 5, 2008 (commencement of sale of shares) to June 30, 2008.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Hastings Street Trust and the Shareholders of Mega Cap Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mega Cap Stock Fund (a fund of Fidelity Hastings Street Trust) at June 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Mega Cap Stock Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

August 17, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Mr. Edward C. Johnson 3rd and Mr. James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Mr. Edward C. Johnson 3rd oversees 262 funds advised by FMR or an affiliate. Mr. James C. Curvey oversees 392 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-
present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-
present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (43)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (44)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-
present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (47)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian also serves as Chief Financial Officer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Christian served as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009) and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

A total of 0.21% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Mega Cap Stock designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Mega Cap Stock designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations, Co.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

GII-UANN-0809
1.787733.106

(Fidelity Investment logo)(registered trademark)

Fidelity Advisor

Mega Cap Stock

Fund - Class A, Class T, Class B
and Class C

Annual Report

June 30, 2009
(2_fidelity_logos) (Registered_Trademark)

Class A, Class T, Class B,
and Class C are classes of
Fidelity® Mega Cap Stock Fund

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Although there has been some encouraging news in the world's capital markets this spring and early summer, many economic uncertainties remain - including generally weak corporate earnings and still-sluggish consumer spending - which could call into question the sustainability and overall strength of the markets' recent forward momentum. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended June 30, 2009	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A, E	-30.24%	-3.36%	-2.70%
Class T (incl. 3.50% sales charge) B, E	-28.80%	-2.98%	-2.51%
Class B (incl. contingent deferred sales charge) C, E	-30.20%	-2.74%	-2.22%
Class C (incl. contingent deferred sales charge) D, E	-27.28%	-2.40%	-2.22%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A took place on February 5, 2008. Returns prior to February 5, 2008 are those of Mega Cap Stock, the original class of the fund, which does not bear a 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to February 5, 2008 would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T took place on February 5, 2008. Returns prior to February 5, 2008 are those of Mega Cap Stock, the original class of the fund, which does not bear a 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to February 5, 2008 would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B took place on February 5, 2008. Returns prior to February 5, 2008 are those of Mega Cap Stock, the original class of the fund, which does not bear a 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to February 5, 2008 would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C took place on February 5, 2008. Returns prior to February 5, 2008 are those of Mega Cap Stock, the original class of the fund, which does not bear a 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to February 5, 2008 would have been lower. Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

E Prior to December 1, 2007 the fund operated under certain different investment policies. The fund's historical performance may not represent its current investment policies.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Mega Cap Stock Fund - Class A on June 30, 1999, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period. The initial offering of Class A took place on February 5, 2008. See the previous page for additional information regarding the performance of Class A.

Annual Report

Management's Discussion of Fund Performance

Market Recap: A refreshing spring rally punctuated an otherwise dismal year for U.S. stocks during the 12-month period ending June 30, 2009. The lingering effects of the global credit crisis continued to plague investors for most of the period, eliciting a widespread abandonment of riskier assets in a massive flight to quality. By March, however, signs of a potential recovery began to emerge, encouraged by federal government programs to loosen credit and stimulate the economy. Corporate profits, though still weak, began to stabilize and valuations started to return to normal trading ranges. Major equity indexes posted significant gains in March and April, with financials leading the rebound. Though these surges gave way to smaller advances in the final two months of the period - especially in June - returns remained mostly positive. During the April-June time frame, U.S. stocks had posted their best quarter in more than a decade. Despite this improving backdrop, the major equity indexes finished the 12 months in negative territory. The Standard & Poor's 500SM Index declined 26.21%, while the Dow Jones U.S. Total Stock Market IndexSM - the broadest overall gauge of domestic equities - was down 26.39%. Meanwhile, the blue-chip-laden Dow Jones Industrial AverageSM fell 23.00% and the technology-heavy Nasdaq Composite® Index posted a 19.15% loss.

Comments from Matthew Fruhan Portfolio Manager of Fidelity Advisor Mega Cap Stock Fund: The fund's Class A, Class T, Class B and Class C shares returned -25.98%, -26.21%, -26.56% and -26.56%, respectively (excluding sales charges), slightly outperforming the S&P 500® while the Russell Top 200® Index returned -25.14%. Stock selection in financials and telecommunication services helped performance, as did an overweighting in the consumer discretionary sector. Diversified financials firm JPMorgan Chase was the top individual contributor. Its share price gained because of the strength of its franchise, solid balance sheet and improving longer-term earnings potential. Underweightings in oilfield services companies Schlumberger and Weatherford International also helped, as their industry declined in the face of collapsing oil prices. Genentech was a solid gainer when the biotechnology company was acquired at a premium price by Swiss pharmaceutical company Roche Holding. The biggest detractor from results was the fund's investment in American International Group (AIG), as toxic assets on its balance sheet plummeted in value, forcing the federal government to take a massive equity stake in the company. Declining oil and natural gas prices hurt both Valero, a refiner, and ConocoPhillips, an integrated energy company. However, an underweighting in integrated oil company Exxon Mobil hurt, as it was viewed as a more defensive stock in the energy sector. AlG, Valero and Conoco all were sold.

Comments from Matthew Fruhan Portfolio Manager of Fidelity Advisor Mega Cap Stock Fund: The fund's Institutional Class shares returned -25.81%, slightly outperforming the S&P 500® while falling short of the -25.14% return of the Russell Top 200® Index. Stock selection in financials and telecommunication services helped performance, as did an overweighting in the consumer discretionary sector. Diversified financials firm JPMorgan Chase was the top individual contributor. Its share price gained because of the strength of its franchise, solid balance sheet and improving longer-term earnings potential. Underweightings in oilfield services companies Schlumberger and Weatherford International also helped, as their industry declined in the face of collapsing oil prices. Genentech was a solid gainer when the biotechnology company was acquired at a premium price by Swiss pharmaceutical company Roche Holding. The biggest detractor from results was the fund's investment in American International Group (AIG), as toxic assets on its balance sheet plummeted in value, forcing the federal government to take a massive equity stake in the company. Declining oil and natural gas prices hurt both Valero, a refiner, and ConocoPhillips, an integrated energy company. However, an underweighting in integrated oil company Exxon Mobil hurt, as it was viewed as a more defensive stock in the energy sector. AIG, Valero and Conoco all were sold.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2009 to June 30, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses Paid During Period* January 1, 2009 to June 30, 2009
Class A	1.13%
Actual		$ 1,000.00	$ 1,037.50	$ 5.71
HypotheticalA		$ 1,000.00	$ 1,019.19	$ 5.66
Class T	1.35%
Actual		$ 1,000.00	$ 1,036.00	$ 6.82
HypotheticalA		$ 1,000.00	$ 1,018.10	$ 6.76
Class B	1.89%
Actual		$ 1,000.00	$ 1,034.50	$ 9.53
HypotheticalA		$ 1,000.00	$ 1,015.42	$ 9.44
Class C	1.90%
Actual		$ 1,000.00	$ 1,034.70	$ 9.59
HypotheticalA		$ 1,000.00	$ 1,015.37	$ 9.49
Mega Cap Stock	.85%
Actual		$ 1,000.00	$ 1,040.30	$ 4.30
HypotheticalA		$ 1,000.00	$ 1,020.58	$ 4.26
Institutional Class	.81%
Actual		$ 1,000.00	$ 1,038.80	$ 4.09
HypotheticalA		$ 1,000.00	$ 1,020.78	$ 4.06

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of June 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	4.8	5.0
JPMorgan Chase & Co.	3.9	3.4
Wells Fargo & Co.	3.3	2.9
Cisco Systems, Inc.	3.3	1.5
Bank of America Corp.	3.1	1.7
Pfizer, Inc.	3.0	1.2
Chevron Corp.	2.8	1.9
Procter & Gamble Co.	2.6	1.7
Microsoft Corp.	2.4	2.7
The Coca-Cola Co.	2.0	0.9
	31.2
Top Five Market Sectors as of June 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	23.0	18.3
Financials	17.7	15.2
Health Care	13.9	15.6
Energy	12.6	12.1
Consumer Staples	10.8	10.7
Asset Allocation (% of fund's net assets)
As of June 30, 2009 *		As of December 31, 2008 **
	Stocks 98.7%		Stocks 97.9%
	Short-Term Investments and Net Other Assets 1.3%		Short-Term Investments and Net Other Assets 2.1%
* Foreign investments	8.4%	* *Foreign investments	4.2%

Annual Report

Investments June 30, 2009

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value
CONSUMER DISCRETIONARY - 7.2%
Auto Components - 0.5%
Johnson Controls, Inc.	58,000	$ 1,259,760
Automobiles - 0.2%
Ford Motor Co. (a)	89,400	542,658
Distributors - 0.2%
Li & Fung Ltd.	178,000	477,735
Hotels, Restaurants & Leisure - 0.1%
Starbucks Corp. (a)	17,700	245,853
Household Durables - 1.2%
Black & Decker Corp.	33,400	957,244
Mohawk Industries, Inc. (a)	15,700	560,176
Newell Rubbermaid, Inc.	112,800	1,174,248
Whirlpool Corp.	11,200	476,672
		3,168,340
Internet & Catalog Retail - 0.3%
Amazon.com, Inc. (a)	8,600	719,476
Media - 0.9%
The DIRECTV Group, Inc. (a)	24,300	600,453
The Walt Disney Co.	69,100	1,612,103
Viacom, Inc. Class B (non-vtg.) (a)	6,300	143,010
		2,355,566
Multiline Retail - 1.0%
Kohl's Corp. (a)	7,900	337,725
Target Corp.	53,800	2,123,486
		2,461,211
Specialty Retail - 2.8%
AnnTaylor Stores Corp. (a)	25,200	201,096
Best Buy Co., Inc.	36,400	1,219,036
Home Depot, Inc.	82,400	1,947,112
Lowe's Companies, Inc.	121,100	2,350,551
Staples, Inc.	70,343	1,418,818
		7,136,613
TOTAL CONSUMER DISCRETIONARY		18,367,212
CONSUMER STAPLES - 10.8%
Beverages - 3.0%
Anheuser-Busch InBev NV	72,300	2,610,428
The Coca-Cola Co.	106,700	5,120,533
		7,730,961
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food & Staples Retailing - 2.3%
Costco Wholesale Corp.	36,900	$ 1,686,330
CVS Caremark Corp.	79,200	2,524,104
Safeway, Inc.	22,300	454,251
Wal-Mart Stores, Inc.	22,700	1,099,588
		5,764,273
Food Products - 1.3%
Danone	27,507	1,357,388
General Mills, Inc.	4,000	224,080
Nestle SA (Reg.)	43,232	1,628,363
		3,209,831
Household Products - 2.6%
Procter & Gamble Co.	132,800	6,786,080
Tobacco - 1.6%
Philip Morris International, Inc.	95,630	4,171,381
TOTAL CONSUMER STAPLES		27,662,526
ENERGY - 12.6%
Energy Equipment & Services - 1.6%
Schlumberger Ltd. (NY Shares)	52,300	2,829,953
Smith International, Inc.	14,500	373,375
Weatherford International Ltd. (a)	47,000	919,320
		4,122,648
Oil, Gas & Consumable Fuels - 11.0%
Anadarko Petroleum Corp.	21,000	953,190
BP PLC sponsored ADR	5,000	238,400
Chesapeake Energy Corp.	6,200	122,946
Chevron Corp.	107,500	7,121,875
Devon Energy Corp.	9,200	501,400
Exxon Mobil Corp.	176,071	12,309,122
Marathon Oil Corp.	65,300	1,967,489
Occidental Petroleum Corp.	51,300	3,376,053
Suncor Energy, Inc.	15,300	465,275
Total SA sponsored ADR	19,200	1,041,216
		28,096,966
TOTAL ENERGY		32,219,614
Common Stocks - continued
	Shares	Value
FINANCIALS - 17.7%
Capital Markets - 3.0%
Goldman Sachs Group, Inc.	20,300	$ 2,993,032
Morgan Stanley	88,300	2,517,433
Northern Trust Corp.	11,900	638,792
State Street Corp.	30,000	1,416,000
		7,565,257
Commercial Banks - 5.8%
Comerica, Inc.	12,800	270,720
HSBC Holdings PLC sponsored ADR	19,100	797,807
PNC Financial Services Group, Inc.	59,000	2,289,790
Sumitomo Mitsui Financial Group, Inc.	19,200	783,267
SunTrust Banks, Inc.	27,000	444,150
U.S. Bancorp, Delaware	96,100	1,722,112
Wells Fargo & Co.	347,753	8,436,488
		14,744,334
Consumer Finance - 1.0%
American Express Co.	32,000	743,680
Capital One Financial Corp.	82,400	1,802,912
		2,546,592
Diversified Financial Services - 7.1%
Bank of America Corp.	606,380	8,004,216
Hong Kong Exchange & Clearing Ltd.	21,900	341,079
JPMorgan Chase & Co.	288,600	9,844,146
		18,189,441
Insurance - 0.5%
ACE Ltd.	7,800	344,994
AFLAC, Inc.	8,800	273,592
MetLife, Inc.	20,400	612,204
		1,230,790
Real Estate Management & Development - 0.2%
CB Richard Ellis Group, Inc. Class A (a)	40,600	380,016
Jones Lang LaSalle, Inc.	7,100	232,383
		612,399
Thrifts & Mortgage Finance - 0.1%
Radian Group, Inc.	130,000	353,600
TOTAL FINANCIALS		45,242,413
Common Stocks - continued
	Shares	Value
HEALTH CARE - 13.9%
Biotechnology - 2.0%
Amgen, Inc. (a)	17,190	$ 910,039
Biogen Idec, Inc. (a)	15,700	708,855
Celgene Corp. (a)	34,000	1,626,560
Gilead Sciences, Inc. (a)	41,620	1,949,481
		5,194,935
Health Care Equipment & Supplies - 1.0%
Baxter International, Inc.	10,400	550,784
Boston Scientific Corp. (a)	85,300	864,942
C.R. Bard, Inc.	4,100	305,245
Medtronic, Inc.	6,100	212,829
St. Jude Medical, Inc. (a)	13,700	563,070
		2,496,870
Health Care Providers & Services - 2.0%
Express Scripts, Inc. (a)	17,400	1,196,250
McKesson Corp.	30,600	1,346,400
Medco Health Solutions, Inc. (a)	44,400	2,025,084
WellPoint, Inc. (a)	9,700	493,633
		5,061,367
Pharmaceuticals - 8.9%
Abbott Laboratories	100,300	4,718,112
Allergan, Inc.	17,000	808,860
Johnson & Johnson	86,800	4,930,240
Merck & Co., Inc.	173,800	4,859,448
Pfizer, Inc.	504,700	7,570,500
		22,887,160
TOTAL HEALTH CARE		35,640,332
INDUSTRIALS - 6.7%
Aerospace & Defense - 0.9%
Honeywell International, Inc.	47,800	1,500,920
The Boeing Co.	16,800	714,000
		2,214,920
Air Freight & Logistics - 0.4%
FedEx Corp.	8,500	472,770
United Parcel Service, Inc. Class B	9,000	449,910
		922,680
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Electrical Equipment - 1.0%
Emerson Electric Co.	18,600	$ 602,640
First Solar, Inc. (a)(d)	12,800	2,075,136
		2,677,776
Industrial Conglomerates - 0.7%
Koninklijke Philips Electronics NV (NY Shares)	14,900	274,458
Siemens AG sponsored ADR	10,200	705,738
Textron, Inc.	71,200	687,792
Tyco International Ltd.	7,100	184,458
		1,852,446
Machinery - 2.6%
Caterpillar, Inc.	25,500	842,520
Cummins, Inc.	29,400	1,035,174
Deere & Co.	25,000	998,750
Ingersoll-Rand Co. Ltd. Class A	53,100	1,109,790
Navistar International Corp. (a)	13,600	592,960
PACCAR, Inc.	62,500	2,031,875
		6,611,069
Road & Rail - 1.1%
Ryder System, Inc.	56,900	1,588,648
Union Pacific Corp.	21,800	1,134,908
		2,723,556
TOTAL INDUSTRIALS		17,002,447
INFORMATION TECHNOLOGY - 23.0%
Communications Equipment - 5.4%
Cisco Systems, Inc. (a)	449,800	8,384,272
Juniper Networks, Inc. (a)	43,200	1,019,520
QUALCOMM, Inc.	96,700	4,370,840
		13,774,632
Computers & Peripherals - 5.6%
Apple, Inc. (a)	31,400	4,472,302
Dell, Inc. (a)	128,800	1,768,424
Hewlett-Packard Co.	109,200	4,220,580
International Business Machines Corp.	37,100	3,873,982
		14,335,288
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - 0.6%
Corning, Inc.	56,500	$ 907,390
Tyco Electronics Ltd.	33,100	615,329
		1,522,719
Internet Software & Services - 2.0%
eBay, Inc. (a)	20,800	356,304
Google, Inc. Class A (sub. vtg.) (a)	10,850	4,574,252
		4,930,556
IT Services - 0.9%
Accenture Ltd. Class A	14,700	491,862
MasterCard, Inc. Class A	3,200	535,392
Visa, Inc.	21,100	1,313,686
		2,340,940
Semiconductors & Semiconductor Equipment - 4.3%
Analog Devices, Inc.	41,400	1,025,892
ASML Holding NV (NY Shares)	83,400	1,805,610
Intel Corp.	251,400	4,160,670
MEMC Electronic Materials, Inc. (a)	24,600	438,126
Samsung Electronics Co. Ltd.	1,767	820,571
Taiwan Semiconductor Manufacturing Co. Ltd.	419,000	697,483
Texas Instruments, Inc.	95,200	2,027,760
		10,976,112
Software - 4.2%
Adobe Systems, Inc. (a)	33,100	936,730
Autonomy Corp. PLC (a)	12,400	293,146
Microsoft Corp.	256,600	6,099,382
Nintendo Co. Ltd.	1,300	358,488
Oracle Corp.	126,800	2,716,056
VMware, Inc. Class A (a)	13,800	376,326
		10,780,128
TOTAL INFORMATION TECHNOLOGY		58,660,375
MATERIALS - 2.6%
Chemicals - 2.4%
Air Products & Chemicals, Inc.	5,500	355,245
Airgas, Inc.	4,800	194,544
Celanese Corp. Class A	22,180	526,775
Dow Chemical Co.	100,100	1,615,614
E.I. du Pont de Nemours & Co.	84,600	2,167,452
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Chemicals - continued
Monsanto Co.	11,500	$ 854,910
The Mosaic Co.	10,300	456,290
		6,170,830
Metals & Mining - 0.2%
Alcoa, Inc.	26,600	274,778
Nucor Corp.	5,800	257,694
		532,472
TOTAL MATERIALS		6,703,302
TELECOMMUNICATION SERVICES - 3.0%
Diversified Telecommunication Services - 2.5%
AT&T, Inc.	54,788	1,360,934
Verizon Communications, Inc.	165,600	5,088,888
		6,449,822
Wireless Telecommunication Services - 0.5%
Sprint Nextel Corp. (a)	234,200	1,126,502
Vodafone Group PLC sponsored ADR	6,400	124,736
		1,251,238
TOTAL TELECOMMUNICATION SERVICES		7,701,060
UTILITIES - 1.2%
Electric Utilities - 0.9%
American Electric Power Co., Inc.	20,300	586,467
Entergy Corp.	5,400	418,608
Exelon Corp.	14,000	716,940
FirstEnergy Corp.	16,400	635,500
		2,357,515
Independent Power Producers & Energy Traders - 0.3%
AES Corp.	61,100	709,371
TOTAL UTILITIES		3,066,886
TOTAL COMMON STOCKS (Cost $280,795,083)		252,266,167
Money Market Funds - 1.2%
	Shares	Value
Fidelity Cash Central Fund, 0.40% (b)	1,201,097	$ 1,201,097
Fidelity Securities Lending Cash Central Fund, 0.22% (b)(c)	2,006,250	2,006,250
TOTAL MONEY MARKET FUNDS (Cost $3,207,347)		3,207,347
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $284,002,430)		255,473,514
NET OTHER ASSETS - 0.1%		190,946
NET ASSETS - 100%		$ 255,664,460
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 66,832
Fidelity Securities Lending Cash Central Fund	190,296
Total	$ 257,128
Other Information

The following is a summary of the inputs used, as of June 30, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 18,367,212	$ 18,367,212	$ -	$ -
Consumer Staples	27,662,526	27,662,526	-	-
Energy	32,219,614	32,219,614	-	-
Financials	45,242,413	45,242,413	-	-
Health Care	35,640,332	35,640,332	-	-
Industrials	17,002,447	17,002,447	-	-
Information Technology	58,660,375	58,301,887	358,488	-
Materials	6,703,302	6,703,302	-	-
Telecommunication Services	7,701,060	7,701,060	-	-
Utilities	3,066,886	3,066,886	-	-
Money Market Funds	3,207,347	3,207,347	-	-
Total Investments in Securities:	$ 255,473,514	$ 255,115,026	$ 358,488	$ -
Income Tax Information
At June 30, 2009, the fund had a capital loss carryforward of approximately $88,847,328 all of which will expire on June 30, 2017.
The fund intends to elect to defer to its fiscal year ending June 30, 2010 approximately $134,656,655 of losses recognized during the period November 1, 2008 to June 30, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	June 30, 2009
Assets
Investment in securities, at value (including securities loaned of $2,027,500) - See accompanying schedule: Unaffiliated issuers (cost $280,795,083)	$ 252,266,167
Fidelity Central Funds (cost $3,207,347)	3,207,347
Total Investments (cost $284,002,430)		$ 255,473,514
Foreign currency held at value (cost $12)		12
Receivable for investments sold		6,993,754
Receivable for fund shares sold		157,723
Dividends receivable		365,016
Distributions receivable from Fidelity Central Funds		1,056
Prepaid expenses		2,617
Other receivables		1,188
Total assets		262,994,880

Liabilities
Payable for investments purchased	$ 4,520,293
Payable for fund shares redeemed	557,941
Accrued management fee	116,266
Distribution fees payable	963
Other affiliated payables	80,397
Other payables and accrued expenses	48,310
Collateral on securities loaned, at value	2,006,250
Total liabilities		7,330,420

Net Assets		$ 255,664,460
Net Assets consist of:
Paid in capital		$ 518,262,872
Undistributed net investment income		3,128,002
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(237,198,058)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(28,528,356)
Net Assets		$ 255,664,460

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

June 30, 2009
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($806,142 ÷ 111,945 shares)	$ 7.20

Maximum offering price per share (100/94.25 of $7.20)	$ 7.64
Class T: Net Asset Value and redemption price per share ($446,081 ÷ 61,917 shares)	$ 7.20

Maximum offering price per share (100/96.50 of $7.20)	$ 7.46
Class B: Net Asset Value and offering price per share ($263,024 ÷ 36,604 shares)A	$ 7.19

Class C: Net Asset Value and offering price per share ($469,769 ÷ 65,628 shares)A	$ 7.16

Mega Cap Stock: Net Asset Value, offering price and redemption price per share ($253,164,493 ÷ 35,028,352 shares)	$ 7.23

Institutional Class: Net Asset Value, offering price and redemption price per share ($514,951 ÷ 71,280 shares)	$ 7.22

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended June 30, 2009
Investment Income
Dividends		$ 10,994,748
Interest		11
Income from Fidelity Central Funds		257,128
Total income		11,251,887

Expenses
Management fee	$ 2,027,437
Transfer agent fees	1,051,516
Distribution fees	6,594
Accounting and security lending fees	169,229
Custodian fees and expenses	34,614
Independent trustees' compensation	2,965
Registration fees	86,523
Audit	47,880
Legal	2,923
Interest	8,157
Miscellaneous	32,050
Total expenses before reductions	3,469,888
Expense reductions	(22,842)	3,447,046
Net investment income (loss)		7,804,841
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $91,584)	(232,178,691)
Foreign currency transactions	16,577
Total net realized gain (loss)		(232,162,114)
Change in net unrealized appreciation (depreciation) on: Investment securities	46,558,641
Assets and liabilities in foreign currencies	81
Total change in net unrealized appreciation (depreciation)		46,558,722
Net gain (loss)		(185,603,392)
Net increase (decrease) in net assets resulting from operations		$ (177,798,551)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended June 30, 2009	Year ended June 30, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 7,804,841	$ 6,085,707
Net realized gain (loss)	(232,162,114)	(652,994)
Change in net unrealized appreciation (depreciation)	46,558,722	(106,617,222)
Net increase (decrease) in net assets resulting from operations	(177,798,551)	(101,184,509)
Distributions to shareholders from net investment income	(8,071,117)	(2,028,069)
Distributions to shareholders from net realized gain	(1,264,718)	(12,126,374)
Total distributions	(9,335,835)	(14,154,443)
Share transactions - net increase (decrease)	(225,283,844)	578,258,425
Total increase (decrease) in net assets	(412,418,230)	462,919,473

Net Assets
Beginning of period	668,082,690	205,163,217
End of period (including undistributed net investment income of $3,128,002 and undistributed net investment income of $4,457,069, respectively)	$ 255,664,460	$ 668,082,690

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended June 30,

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 9.89	$ 10.61
Income from Investment Operations
Net investment income (loss) E	.10	.05
Net realized and unrealized gain (loss)	(2.65)	(.77)
Total from investment operations	(2.55)	(.72)
Distributions from net investment income	(.12)	-
Distributions from net realized gain	(.02)	-
Total distributions	(.14)	-
Net asset value, end of period	$ 7.20	$ 9.89
Total Return B, C, D	(25.98)%	(6.79)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.13%	1.02% A
Expenses net of fee waivers, if any	1.13%	1.02% A
Expenses net of all reductions	1.13%	1.01% A
Net investment income (loss)	1.44%	1.24% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 806	$ 106
Portfolio turnover rate G	138%	97%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 5, 2008 (commencement of sale of shares) to June 30, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended June 30,

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 9.88	$ 10.61
Income from Investment Operations
Net investment income (loss) E	.09	.04
Net realized and unrealized gain (loss)	(2.67)	(.77)
Total from investment operations	(2.58)	(.73)
Distributions from net investment income	(.08)	-
Distributions from net realized gain	(.02)	-
Total distributions	(.10)	-
Net asset value, end of period	$ 7.20	$ 9.88
Total Return B, C, D	(26.21)%	(6.88)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.36%	1.32% A
Expenses net of fee waivers, if any	1.36%	1.32% A
Expenses net of all reductions	1.36%	1.32% A
Net investment income (loss)	1.21%	.89% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 446	$ 136
Portfolio turnover rate G	138%	97%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 5, 2008 (commencement of sale of shares) to June 30, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended June 30,

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 9.87	$ 10.61
Income from Investment Operations
Net investment income (loss) E	.05	.02
Net realized and unrealized gain (loss)	(2.66)	(.76)
Total from investment operations	(2.61)	(.74)
Distributions from net investment income	(.05)	-
Distributions from net realized gain	(.02)	-
Total distributions	(.07)	-
Net asset value, end of period	$ 7.19	$ 9.87
Total Return B, C, D	(26.56)%	(6.97)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.88%	1.73% A
Expenses net of fee waivers, if any	1.88%	1.73% A
Expenses net of all reductions	1.88%	1.73% A
Net investment income (loss)	.68%	.52% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 263	$ 107
Portfolio turnover rate G	138%	97%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 5, 2008 (commencement of sale of shares) to June 30, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended June 30,

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 9.87	$ 10.61
Income from Investment Operations
Net investment income (loss) E	.05	.02
Net realized and unrealized gain (loss)	(2.66)	(.76)
Total from investment operations	(2.61)	(.74)
Distributions from net investment income	(.08)	-
Distributions from net realized gain	(.02)	-
Total distributions	(.10)	-
Net asset value, end of period	$ 7.16	$ 9.87
Total Return B, C, D	(26.56)%	(6.97)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.88%	1.71% A
Expenses net of fee waivers, if any	1.88%	1.71% A
Expenses net of all reductions	1.88%	1.71% A
Net investment income (loss)	.69%	.55% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 470	$ 98
Portfolio turnover rate G	138%	97%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 5, 2008 (commencement of sale of shares) to June 30, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Mega Cap Stock

Years ended June 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 9.91	$ 12.06	$ 10.31	$ 9.28	$ 9.24
Income from Investment Operations
Net investment income (loss) B	.13	.14	.09	.05	.14 E
Net realized and unrealized gain (loss)	(2.67)	(1.60)	1.93	1.21	.02
Total from investment operations	(2.54)	(1.46)	2.02	1.26	.16
Distributions from net investment income	(.12)	(.07)	(.09)	(.06)	(.12)
Distributions from net realized gain	(.02)	(.62)	(.18)	(.17)	-
Total distributions	(.14)	(.69)	(.27)	(.23)	(.12)
Net asset value, end of period	$ 7.23	$ 9.91	$ 12.06	$ 10.31	$ 9.28
Total Return A	(25.77)%	(12.73)%	20.05%	13.63%	1.71%
Ratios to Average Net Assets C, F
Expenses before reductions	.79%	.75%	.81%	.86%	.84%
Expenses net of fee waivers, if any	.78%	.74%	.81%	.86%	.84%
Expenses net of all reductions	.78%	.74%	.81%	.82%	.81%
Net investment income (loss)	1.78%	1.28%	.79%	.51%	1.52% E
Supplemental Data
Net assets, end of period (000 omitted)	$ 253,164	$ 667,542	$ 205,163	$ 182,834	$ 179,344
Portfolio turnover rate D	138%	97%	94%	180%	79%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.15%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended June 30,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 9.91	$ 10.61
Income from Investment Operations
Net investment income (loss) D	.13	.07
Net realized and unrealized gain (loss)	(2.67)	(.77)
Total from investment operations	(2.54)	(.70)
Distributions from net investment income	(.13)	-
Distributions from net realized gain	(.02)	-
Total distributions	(.15)	-
Net asset value, end of period	$ 7.22	$ 9.91
Total Return B, C	(25.81)%	(6.60)%
Ratios to Average Net Assets E, H
Expenses before reductions	.77%	.70% A
Expenses net of fee waivers, if any	.77%	.70% A
Expenses net of all reductions	.77%	.70% A
Net investment income (loss)	1.79%	1.57% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 515	$ 93
Portfolio turnover rate F	138%	97%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 5, 2008 (commencement of sale of shares) to June 30, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended June 30, 2009

1. Organization.

Fidelity Mega Cap Stock Fund (the Fund) is a fund of Fidelity Hastings Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, Mega Cap Stock and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, August 17, 2009, have been

Annual Report

3. Significant Accounting Policies - continued

evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of June 30, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 7,957,420
Unrealized depreciation	(50,179,851)
Net unrealized appreciation (depreciation)	(42,222,431)
Undistributed ordinary income	3,128,002
Capital loss carryforward	(88,847,328)

Cost for federal income tax purposes	$ 297,695,945

The tax character of distributions paid was as follows:

	June 30, 2009	June 30, 2008
Ordinary Income	$ 8,071,117	$ 5,440,769
Long-term Capital Gains	1,264,718	8,713,674
Total	$ 9,335,835	$ 14,154,443

Annual Report

Notes to Financial Statements - continued

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $608,732,464 and $838,641,415, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .46% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 1,090	$ 149
Class T	.25%	.25%	1,076	316
Class B	.75%	.25%	1,448	1,249
Class C	.75%	.25%	2,980	1,467
			$ 6,594	$ 3,181

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 3,336
Class T	146
Class B*	1,048
$ 4,530

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 1,418.33
Class T	664.31
Class B	478.33
Class C	952.32
Mega Cap Stock	1,047,679.24
Institutional Class	325.22
	$ 1,051,516

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $29,616 for the period.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 18,288,400	1.07%	$ 8,157

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,941 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $190,296.

Annual Report

8. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Mega Cap Stock's operating expenses. During the period, this reimbursement reduced the class's expenses by $21,625.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,217 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended June 30,	2009	2008
From net investment income
Class A	$ 5,012	$ -
Class T	1,485	-
Class B	634	-
Class C	2,462	-
Mega Cap Stock	8,059,647	2,028,069
Institutional Class	1,877	-
Total	$ 8,071,117	$ 2,028,069
From net realized gain
Class A	$ 291	$ -
Class T	296	-
Class B	207	-
Class C	292	-
Mega Cap Stock	1,263,444	12,126,374
Institutional Class	188	-
Total	$ 1,264,718	$ 12,126,374

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended June 30,	2009	2008 A	2009	2008 A
Class A
Shares sold	179,996	10,749	$ 1,218,166	$ 114,109
Reinvestment of distributions	668	-	4,811	-
Shares redeemed	(79,468)	-	(550,154)	-
Net increase (decrease)	101,196	10,749	$ 672,823	$ 114,109
Class T
Shares sold	67,688	13,813	$ 453,514	$ 145,705
Reinvestment of distributions	225	-	1,781	-
Shares redeemed	(19,734)	(75)	(134,514)	(773)
Net increase (decrease)	48,179	13,738	$ 320,781	$ 144,932

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended June 30,	2009	2008 A	2009	2008 A
Class B
Shares sold	39,683	10,836	$ 264,321	$ 114,788
Reinvestment of distributions	106	-	833	-
Shares redeemed	(14,012)	(9)	(87,905)	(99)
Net increase (decrease)	25,777	10,827	$ 177,249	$ 114,689
Class C
Shares sold	85,970	9,953	$ 613,384	$ 105,728
Reinvestment of distributions	373	-	2,753	-
Shares redeemed	(30,668)	-	(192,598)	-
Net increase (decrease)	55,675	9,953	$ 423,539	$ 105,728
Mega Cap Stock
Shares sold	26,819,369	62,330,525	$ 200,402,028	$ 706,742,566
Reinvestment of distributions	1,015,275	1,173,267	8,283,303	13,245,178
Shares redeemed	(60,194,220)	(13,126,183)	(436,019,552)	(142,308,777)
Net increase (decrease)	(32,359,576)	50,377,609	$ (227,334,221)	$ 577,678,967
Institutional Class
Shares sold	86,222	9,425	$ 601,754	$ 100,000
Reinvestment of distributions	172	-	1,400	-
Shares redeemed	(24,539)	-	(147,169)	-
Net increase (decrease)	61,855	9,425	$ 455,985	$ 100,000

A Share transactions for Class A, Class T, Class B, Class C, and Institutional Class are for the period February 5, 2008 (commencement of sale of shares) to June 30, 2008.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Hastings Street Trust and the Shareholders of Mega Cap Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mega Cap Stock Fund (a fund of Fidelity Hastings Street Trust) at June 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Mega Cap Stock Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

August 17, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Mr. Edward C. Johnson 3rd and Mr. James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Mr. Edward C. Johnson 3rd oversees 262 funds advised by FMR or an affiliate. Mr. James C. Curvey oversees 392 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-877-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-
present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-
present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-
present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (43)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (44)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-
present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-
present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (47)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian also serves as Chief Financial Officer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Christian served as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009) and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

A total of 0.21% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Class A, Class T, Class B and Class C designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Class T, Class B and Class C designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co. Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

AGII-UANN-0809
1.855226.101

(Fidelity Investment logo)(registered trademark)

Fidelity Advisor

Mega Cap Stock

Fund - Institutional Class

Annual Report

June 30, 2009
(2_fidelity_logos) (Registered_Trademark)

Institutional Class
is a class of Fidelity®
Mega Cap Stock Fund

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Although there has been some encouraging news in the world's capital markets this spring and early summer, many economic uncertainties remain - including generally weak corporate earnings and still-sluggish consumer spending - which could call into question the sustainability and overall strength of the markets' recent forward momentum. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended June 30, 2009	Past 1 year	Past 5 years	Past 10 Years
Institutional Class A, B	-25.81%	-2.12%	-2.08%

A The initial offering of Institutional Class shares took place on February 5, 2008. Returns prior to February 5, 2008 are those of Mega Cap Stock, the original class of the fund.

B Prior to December 1, 2007, the fund operated under certain different investment policies. The fund's historical performance may not represent its current investment policies.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Mega Cap Stock Fund - Institutional Class on June 30, 1999. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period. The initial offering of Institutional Class took place on February 5, 2008. See the previous page for additional information regarding the performance of Institutional Class.

Annual Report

Management's Discussion of Fund Performance

Market Recap: A refreshing spring rally punctuated an otherwise dismal year for U.S. stocks during the 12-month period ending June 30, 2009. The lingering effects of the global credit crisis continued to plague investors for most of the period, eliciting a widespread abandonment of riskier assets in a massive flight to quality. By March, however, signs of a potential recovery began to emerge, encouraged by federal government programs to loosen credit and stimulate the economy. Corporate profits, though still weak, began to stabilize and valuations started to return to normal trading ranges. Major equity indexes posted significant gains in March and April, with financials leading the rebound. Though these surges gave way to smaller advances in the final two months of the period - especially in June - returns remained mostly positive. During the April-June time frame, U.S. stocks had posted their best quarter in more than a decade. Despite this improving backdrop, the major equity indexes finished the 12 months in negative territory. The Standard & Poor's 500SM Index declined 26.21%, while the Dow Jones U.S. Total Stock Market IndexSM - the broadest overall gauge of domestic equities - was down 26.39%. Meanwhile, the blue-chip-laden Dow Jones Industrial AverageSM fell 23.00% and the technology-heavy Nasdaq Composite® Index posted a 19.15% loss.

Comments from Matthew Fruhan Portfolio Manager of Fidelity Advisor Mega Cap Stock Fund: The fund's Class A, Class T, Class B and Class C shares returned -25.98%, -26.21%, -26.56% and -26.56%, respectively (excluding sales charges), slightly outperforming the S&P 500® while the Russell Top 200® Index returned -25.14%. Stock selection in financials and telecommunication services helped performance, as did an overweighting in the consumer discretionary sector. Diversified financials firm JPMorgan Chase was the top individual contributor. Its share price gained because of the strength of its franchise, solid balance sheet and improving longer-term earnings potential. Underweightings in oilfield services companies Schlumberger and Weatherford International also helped, as their industry declined in the face of collapsing oil prices. Genentech was a solid gainer when the biotechnology company was acquired at a premium price by Swiss pharmaceutical company Roche Holding. The biggest detractor from results was the fund's investment in American International Group (AIG), as toxic assets on its balance sheet plummeted in value, forcing the federal government to take a massive equity stake in the company. Declining oil and natural gas prices hurt both Valero, a refiner, and ConocoPhillips, an integrated energy company. However, an underweighting in integrated oil company Exxon Mobil hurt, as it was viewed as a more defensive stock in the energy sector. AlG, Valero and Conoco all were sold.

Comments from Matthew Fruhan Portfolio Manager of Fidelity Advisor Mega Cap Stock Fund: The fund's Institutional Class shares returned -25.81%, slightly outperforming the S&P 500® while falling short of the -25.14% return of the Russell Top 200® Index. Stock selection in financials and telecommunication services helped performance, as did an overweighting in the consumer discretionary sector. Diversified financials firm JPMorgan Chase was the top individual contributor. Its share price gained because of the strength of its franchise, solid balance sheet and improving longer-term earnings potential. Underweightings in oilfield services companies Schlumberger and Weatherford International also helped, as their industry declined in the face of collapsing oil prices. Genentech was a solid gainer when the biotechnology company was acquired at a premium price by Swiss pharmaceutical company Roche Holding. The biggest detractor from results was the fund's investment in American International Group (AIG), as toxic assets on its balance sheet plummeted in value, forcing the federal government to take a massive equity stake in the company. Declining oil and natural gas prices hurt both Valero, a refiner, and ConocoPhillips, an integrated energy company. However, an underweighting in integrated oil company Exxon Mobil hurt, as it was viewed as a more defensive stock in the energy sector. AIG, Valero and Conoco all were sold.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2009 to June 30, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses Paid During Period* January 1, 2009 to June 30, 2009
Class A	1.13%
Actual		$ 1,000.00	$ 1,037.50	$ 5.71
HypotheticalA		$ 1,000.00	$ 1,019.19	$ 5.66
Class T	1.35%
Actual		$ 1,000.00	$ 1,036.00	$ 6.82
HypotheticalA		$ 1,000.00	$ 1,018.10	$ 6.76
Class B	1.89%
Actual		$ 1,000.00	$ 1,034.50	$ 9.53
HypotheticalA		$ 1,000.00	$ 1,015.42	$ 9.44
Class C	1.90%
Actual		$ 1,000.00	$ 1,034.70	$ 9.59
HypotheticalA		$ 1,000.00	$ 1,015.37	$ 9.49
Mega Cap Stock	.85%
Actual		$ 1,000.00	$ 1,040.30	$ 4.30
HypotheticalA		$ 1,000.00	$ 1,020.58	$ 4.26
Institutional Class	.81%
Actual		$ 1,000.00	$ 1,038.80	$ 4.09
HypotheticalA		$ 1,000.00	$ 1,020.78	$ 4.06

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of June 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	4.8	5.0
JPMorgan Chase & Co.	3.9	3.4
Wells Fargo & Co.	3.3	2.9
Cisco Systems, Inc.	3.3	1.5
Bank of America Corp.	3.1	1.7
Pfizer, Inc.	3.0	1.2
Chevron Corp.	2.8	1.9
Procter & Gamble Co.	2.6	1.7
Microsoft Corp.	2.4	2.7
The Coca-Cola Co.	2.0	0.9
	31.2
Top Five Market Sectors as of June 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	23.0	18.3
Financials	17.7	15.2
Health Care	13.9	15.6
Energy	12.6	12.1
Consumer Staples	10.8	10.7
Asset Allocation (% of fund's net assets)
As of June 30, 2009 *		As of December 31, 2008 **
	Stocks 98.7%		Stocks 97.9%
	Short-Term Investments and Net Other Assets 1.3%		Short-Term Investments and Net Other Assets 2.1%
* Foreign investments	8.4%	* *Foreign investments	4.2%

Annual Report

Investments June 30, 2009

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value
CONSUMER DISCRETIONARY - 7.2%
Auto Components - 0.5%
Johnson Controls, Inc.	58,000	$ 1,259,760
Automobiles - 0.2%
Ford Motor Co. (a)	89,400	542,658
Distributors - 0.2%
Li & Fung Ltd.	178,000	477,735
Hotels, Restaurants & Leisure - 0.1%
Starbucks Corp. (a)	17,700	245,853
Household Durables - 1.2%
Black & Decker Corp.	33,400	957,244
Mohawk Industries, Inc. (a)	15,700	560,176
Newell Rubbermaid, Inc.	112,800	1,174,248
Whirlpool Corp.	11,200	476,672
		3,168,340
Internet & Catalog Retail - 0.3%
Amazon.com, Inc. (a)	8,600	719,476
Media - 0.9%
The DIRECTV Group, Inc. (a)	24,300	600,453
The Walt Disney Co.	69,100	1,612,103
Viacom, Inc. Class B (non-vtg.) (a)	6,300	143,010
		2,355,566
Multiline Retail - 1.0%
Kohl's Corp. (a)	7,900	337,725
Target Corp.	53,800	2,123,486
		2,461,211
Specialty Retail - 2.8%
AnnTaylor Stores Corp. (a)	25,200	201,096
Best Buy Co., Inc.	36,400	1,219,036
Home Depot, Inc.	82,400	1,947,112
Lowe's Companies, Inc.	121,100	2,350,551
Staples, Inc.	70,343	1,418,818
		7,136,613
TOTAL CONSUMER DISCRETIONARY		18,367,212
CONSUMER STAPLES - 10.8%
Beverages - 3.0%
Anheuser-Busch InBev NV	72,300	2,610,428
The Coca-Cola Co.	106,700	5,120,533
		7,730,961
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food & Staples Retailing - 2.3%
Costco Wholesale Corp.	36,900	$ 1,686,330
CVS Caremark Corp.	79,200	2,524,104
Safeway, Inc.	22,300	454,251
Wal-Mart Stores, Inc.	22,700	1,099,588
		5,764,273
Food Products - 1.3%
Danone	27,507	1,357,388
General Mills, Inc.	4,000	224,080
Nestle SA (Reg.)	43,232	1,628,363
		3,209,831
Household Products - 2.6%
Procter & Gamble Co.	132,800	6,786,080
Tobacco - 1.6%
Philip Morris International, Inc.	95,630	4,171,381
TOTAL CONSUMER STAPLES		27,662,526
ENERGY - 12.6%
Energy Equipment & Services - 1.6%
Schlumberger Ltd. (NY Shares)	52,300	2,829,953
Smith International, Inc.	14,500	373,375
Weatherford International Ltd. (a)	47,000	919,320
		4,122,648
Oil, Gas & Consumable Fuels - 11.0%
Anadarko Petroleum Corp.	21,000	953,190
BP PLC sponsored ADR	5,000	238,400
Chesapeake Energy Corp.	6,200	122,946
Chevron Corp.	107,500	7,121,875
Devon Energy Corp.	9,200	501,400
Exxon Mobil Corp.	176,071	12,309,122
Marathon Oil Corp.	65,300	1,967,489
Occidental Petroleum Corp.	51,300	3,376,053
Suncor Energy, Inc.	15,300	465,275
Total SA sponsored ADR	19,200	1,041,216
		28,096,966
TOTAL ENERGY		32,219,614
Common Stocks - continued
	Shares	Value
FINANCIALS - 17.7%
Capital Markets - 3.0%
Goldman Sachs Group, Inc.	20,300	$ 2,993,032
Morgan Stanley	88,300	2,517,433
Northern Trust Corp.	11,900	638,792
State Street Corp.	30,000	1,416,000
		7,565,257
Commercial Banks - 5.8%
Comerica, Inc.	12,800	270,720
HSBC Holdings PLC sponsored ADR	19,100	797,807
PNC Financial Services Group, Inc.	59,000	2,289,790
Sumitomo Mitsui Financial Group, Inc.	19,200	783,267
SunTrust Banks, Inc.	27,000	444,150
U.S. Bancorp, Delaware	96,100	1,722,112
Wells Fargo & Co.	347,753	8,436,488
		14,744,334
Consumer Finance - 1.0%
American Express Co.	32,000	743,680
Capital One Financial Corp.	82,400	1,802,912
		2,546,592
Diversified Financial Services - 7.1%
Bank of America Corp.	606,380	8,004,216
Hong Kong Exchange & Clearing Ltd.	21,900	341,079
JPMorgan Chase & Co.	288,600	9,844,146
		18,189,441
Insurance - 0.5%
ACE Ltd.	7,800	344,994
AFLAC, Inc.	8,800	273,592
MetLife, Inc.	20,400	612,204
		1,230,790
Real Estate Management & Development - 0.2%
CB Richard Ellis Group, Inc. Class A (a)	40,600	380,016
Jones Lang LaSalle, Inc.	7,100	232,383
		612,399
Thrifts & Mortgage Finance - 0.1%
Radian Group, Inc.	130,000	353,600
TOTAL FINANCIALS		45,242,413
Common Stocks - continued
	Shares	Value
HEALTH CARE - 13.9%
Biotechnology - 2.0%
Amgen, Inc. (a)	17,190	$ 910,039
Biogen Idec, Inc. (a)	15,700	708,855
Celgene Corp. (a)	34,000	1,626,560
Gilead Sciences, Inc. (a)	41,620	1,949,481
		5,194,935
Health Care Equipment & Supplies - 1.0%
Baxter International, Inc.	10,400	550,784
Boston Scientific Corp. (a)	85,300	864,942
C.R. Bard, Inc.	4,100	305,245
Medtronic, Inc.	6,100	212,829
St. Jude Medical, Inc. (a)	13,700	563,070
		2,496,870
Health Care Providers & Services - 2.0%
Express Scripts, Inc. (a)	17,400	1,196,250
McKesson Corp.	30,600	1,346,400
Medco Health Solutions, Inc. (a)	44,400	2,025,084
WellPoint, Inc. (a)	9,700	493,633
		5,061,367
Pharmaceuticals - 8.9%
Abbott Laboratories	100,300	4,718,112
Allergan, Inc.	17,000	808,860
Johnson & Johnson	86,800	4,930,240
Merck & Co., Inc.	173,800	4,859,448
Pfizer, Inc.	504,700	7,570,500
		22,887,160
TOTAL HEALTH CARE		35,640,332
INDUSTRIALS - 6.7%
Aerospace & Defense - 0.9%
Honeywell International, Inc.	47,800	1,500,920
The Boeing Co.	16,800	714,000
		2,214,920
Air Freight & Logistics - 0.4%
FedEx Corp.	8,500	472,770
United Parcel Service, Inc. Class B	9,000	449,910
		922,680
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Electrical Equipment - 1.0%
Emerson Electric Co.	18,600	$ 602,640
First Solar, Inc. (a)(d)	12,800	2,075,136
		2,677,776
Industrial Conglomerates - 0.7%
Koninklijke Philips Electronics NV (NY Shares)	14,900	274,458
Siemens AG sponsored ADR	10,200	705,738
Textron, Inc.	71,200	687,792
Tyco International Ltd.	7,100	184,458
		1,852,446
Machinery - 2.6%
Caterpillar, Inc.	25,500	842,520
Cummins, Inc.	29,400	1,035,174
Deere & Co.	25,000	998,750
Ingersoll-Rand Co. Ltd. Class A	53,100	1,109,790
Navistar International Corp. (a)	13,600	592,960
PACCAR, Inc.	62,500	2,031,875
		6,611,069
Road & Rail - 1.1%
Ryder System, Inc.	56,900	1,588,648
Union Pacific Corp.	21,800	1,134,908
		2,723,556
TOTAL INDUSTRIALS		17,002,447
INFORMATION TECHNOLOGY - 23.0%
Communications Equipment - 5.4%
Cisco Systems, Inc. (a)	449,800	8,384,272
Juniper Networks, Inc. (a)	43,200	1,019,520
QUALCOMM, Inc.	96,700	4,370,840
		13,774,632
Computers & Peripherals - 5.6%
Apple, Inc. (a)	31,400	4,472,302
Dell, Inc. (a)	128,800	1,768,424
Hewlett-Packard Co.	109,200	4,220,580
International Business Machines Corp.	37,100	3,873,982
		14,335,288
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - 0.6%
Corning, Inc.	56,500	$ 907,390
Tyco Electronics Ltd.	33,100	615,329
		1,522,719
Internet Software & Services - 2.0%
eBay, Inc. (a)	20,800	356,304
Google, Inc. Class A (sub. vtg.) (a)	10,850	4,574,252
		4,930,556
IT Services - 0.9%
Accenture Ltd. Class A	14,700	491,862
MasterCard, Inc. Class A	3,200	535,392
Visa, Inc.	21,100	1,313,686
		2,340,940
Semiconductors & Semiconductor Equipment - 4.3%
Analog Devices, Inc.	41,400	1,025,892
ASML Holding NV (NY Shares)	83,400	1,805,610
Intel Corp.	251,400	4,160,670
MEMC Electronic Materials, Inc. (a)	24,600	438,126
Samsung Electronics Co. Ltd.	1,767	820,571
Taiwan Semiconductor Manufacturing Co. Ltd.	419,000	697,483
Texas Instruments, Inc.	95,200	2,027,760
		10,976,112
Software - 4.2%
Adobe Systems, Inc. (a)	33,100	936,730
Autonomy Corp. PLC (a)	12,400	293,146
Microsoft Corp.	256,600	6,099,382
Nintendo Co. Ltd.	1,300	358,488
Oracle Corp.	126,800	2,716,056
VMware, Inc. Class A (a)	13,800	376,326
		10,780,128
TOTAL INFORMATION TECHNOLOGY		58,660,375
MATERIALS - 2.6%
Chemicals - 2.4%
Air Products & Chemicals, Inc.	5,500	355,245
Airgas, Inc.	4,800	194,544
Celanese Corp. Class A	22,180	526,775
Dow Chemical Co.	100,100	1,615,614
E.I. du Pont de Nemours & Co.	84,600	2,167,452
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Chemicals - continued
Monsanto Co.	11,500	$ 854,910
The Mosaic Co.	10,300	456,290
		6,170,830
Metals & Mining - 0.2%
Alcoa, Inc.	26,600	274,778
Nucor Corp.	5,800	257,694
		532,472
TOTAL MATERIALS		6,703,302
TELECOMMUNICATION SERVICES - 3.0%
Diversified Telecommunication Services - 2.5%
AT&T, Inc.	54,788	1,360,934
Verizon Communications, Inc.	165,600	5,088,888
		6,449,822
Wireless Telecommunication Services - 0.5%
Sprint Nextel Corp. (a)	234,200	1,126,502
Vodafone Group PLC sponsored ADR	6,400	124,736
		1,251,238
TOTAL TELECOMMUNICATION SERVICES		7,701,060
UTILITIES - 1.2%
Electric Utilities - 0.9%
American Electric Power Co., Inc.	20,300	586,467
Entergy Corp.	5,400	418,608
Exelon Corp.	14,000	716,940
FirstEnergy Corp.	16,400	635,500
		2,357,515
Independent Power Producers & Energy Traders - 0.3%
AES Corp.	61,100	709,371
TOTAL UTILITIES		3,066,886
TOTAL COMMON STOCKS (Cost $280,795,083)		252,266,167
Money Market Funds - 1.2%
	Shares	Value
Fidelity Cash Central Fund, 0.40% (b)	1,201,097	$ 1,201,097
Fidelity Securities Lending Cash Central Fund, 0.22% (b)(c)	2,006,250	2,006,250
TOTAL MONEY MARKET FUNDS (Cost $3,207,347)		3,207,347
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $284,002,430)		255,473,514
NET OTHER ASSETS - 0.1%		190,946
NET ASSETS - 100%		$ 255,664,460
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 66,832
Fidelity Securities Lending Cash Central Fund	190,296
Total	$ 257,128
Other Information

The following is a summary of the inputs used, as of June 30, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 18,367,212	$ 18,367,212	$ -	$ -
Consumer Staples	27,662,526	27,662,526	-	-
Energy	32,219,614	32,219,614	-	-
Financials	45,242,413	45,242,413	-	-
Health Care	35,640,332	35,640,332	-	-
Industrials	17,002,447	17,002,447	-	-
Information Technology	58,660,375	58,301,887	358,488	-
Materials	6,703,302	6,703,302	-	-
Telecommunication Services	7,701,060	7,701,060	-	-
Utilities	3,066,886	3,066,886	-	-
Money Market Funds	3,207,347	3,207,347	-	-
Total Investments in Securities:	$ 255,473,514	$ 255,115,026	$ 358,488	$ -
Income Tax Information
At June 30, 2009, the fund had a capital loss carryforward of approximately $88,847,328 all of which will expire on June 30, 2017.
The fund intends to elect to defer to its fiscal year ending June 30, 2010 approximately $134,656,655 of losses recognized during the period November 1, 2008 to June 30, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	June 30, 2009
Assets
Investment in securities, at value (including securities loaned of $2,027,500) - See accompanying schedule: Unaffiliated issuers (cost $280,795,083)	$ 252,266,167
Fidelity Central Funds (cost $3,207,347)	3,207,347
Total Investments (cost $284,002,430)		$ 255,473,514
Foreign currency held at value (cost $12)		12
Receivable for investments sold		6,993,754
Receivable for fund shares sold		157,723
Dividends receivable		365,016
Distributions receivable from Fidelity Central Funds		1,056
Prepaid expenses		2,617
Other receivables		1,188
Total assets		262,994,880

Liabilities
Payable for investments purchased	$ 4,520,293
Payable for fund shares redeemed	557,941
Accrued management fee	116,266
Distribution fees payable	963
Other affiliated payables	80,397
Other payables and accrued expenses	48,310
Collateral on securities loaned, at value	2,006,250
Total liabilities		7,330,420

Net Assets		$ 255,664,460
Net Assets consist of:
Paid in capital		$ 518,262,872
Undistributed net investment income		3,128,002
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(237,198,058)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(28,528,356)
Net Assets		$ 255,664,460

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

June 30, 2009
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($806,142 ÷ 111,945 shares)	$ 7.20

Maximum offering price per share (100/94.25 of $7.20)	$ 7.64
Class T: Net Asset Value and redemption price per share ($446,081 ÷ 61,917 shares)	$ 7.20

Maximum offering price per share (100/96.50 of $7.20)	$ 7.46
Class B: Net Asset Value and offering price per share ($263,024 ÷ 36,604 shares)A	$ 7.19

Class C: Net Asset Value and offering price per share ($469,769 ÷ 65,628 shares)A	$ 7.16

Mega Cap Stock: Net Asset Value, offering price and redemption price per share ($253,164,493 ÷ 35,028,352 shares)	$ 7.23

Institutional Class: Net Asset Value, offering price and redemption price per share ($514,951 ÷ 71,280 shares)	$ 7.22

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended June 30, 2009
Investment Income
Dividends		$ 10,994,748
Interest		11
Income from Fidelity Central Funds		257,128
Total income		11,251,887

Expenses
Management fee	$ 2,027,437
Transfer agent fees	1,051,516
Distribution fees	6,594
Accounting and security lending fees	169,229
Custodian fees and expenses	34,614
Independent trustees' compensation	2,965
Registration fees	86,523
Audit	47,880
Legal	2,923
Interest	8,157
Miscellaneous	32,050
Total expenses before reductions	3,469,888
Expense reductions	(22,842)	3,447,046
Net investment income (loss)		7,804,841
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $91,584)	(232,178,691)
Foreign currency transactions	16,577
Total net realized gain (loss)		(232,162,114)
Change in net unrealized appreciation (depreciation) on: Investment securities	46,558,641
Assets and liabilities in foreign currencies	81
Total change in net unrealized appreciation (depreciation)		46,558,722
Net gain (loss)		(185,603,392)
Net increase (decrease) in net assets resulting from operations		$ (177,798,551)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended June 30, 2009	Year ended June 30, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 7,804,841	$ 6,085,707
Net realized gain (loss)	(232,162,114)	(652,994)
Change in net unrealized appreciation (depreciation)	46,558,722	(106,617,222)
Net increase (decrease) in net assets resulting from operations	(177,798,551)	(101,184,509)
Distributions to shareholders from net investment income	(8,071,117)	(2,028,069)
Distributions to shareholders from net realized gain	(1,264,718)	(12,126,374)
Total distributions	(9,335,835)	(14,154,443)
Share transactions - net increase (decrease)	(225,283,844)	578,258,425
Total increase (decrease) in net assets	(412,418,230)	462,919,473

Net Assets
Beginning of period	668,082,690	205,163,217
End of period (including undistributed net investment income of $3,128,002 and undistributed net investment income of $4,457,069, respectively)	$ 255,664,460	$ 668,082,690

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended June 30,

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 9.89	$ 10.61
Income from Investment Operations
Net investment income (loss) E	.10	.05
Net realized and unrealized gain (loss)	(2.65)	(.77)
Total from investment operations	(2.55)	(.72)
Distributions from net investment income	(.12)	-
Distributions from net realized gain	(.02)	-
Total distributions	(.14)	-
Net asset value, end of period	$ 7.20	$ 9.89
Total Return B, C, D	(25.98)%	(6.79)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.13%	1.02% A
Expenses net of fee waivers, if any	1.13%	1.02% A
Expenses net of all reductions	1.13%	1.01% A
Net investment income (loss)	1.44%	1.24% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 806	$ 106
Portfolio turnover rate G	138%	97%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 5, 2008 (commencement of sale of shares) to June 30, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended June 30,

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 9.88	$ 10.61
Income from Investment Operations
Net investment income (loss) E	.09	.04
Net realized and unrealized gain (loss)	(2.67)	(.77)
Total from investment operations	(2.58)	(.73)
Distributions from net investment income	(.08)	-
Distributions from net realized gain	(.02)	-
Total distributions	(.10)	-
Net asset value, end of period	$ 7.20	$ 9.88
Total Return B, C, D	(26.21)%	(6.88)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.36%	1.32% A
Expenses net of fee waivers, if any	1.36%	1.32% A
Expenses net of all reductions	1.36%	1.32% A
Net investment income (loss)	1.21%	.89% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 446	$ 136
Portfolio turnover rate G	138%	97%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 5, 2008 (commencement of sale of shares) to June 30, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended June 30,

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 9.87	$ 10.61
Income from Investment Operations
Net investment income (loss) E	.05	.02
Net realized and unrealized gain (loss)	(2.66)	(.76)
Total from investment operations	(2.61)	(.74)
Distributions from net investment income	(.05)	-
Distributions from net realized gain	(.02)	-
Total distributions	(.07)	-
Net asset value, end of period	$ 7.19	$ 9.87
Total Return B, C, D	(26.56)%	(6.97)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.88%	1.73% A
Expenses net of fee waivers, if any	1.88%	1.73% A
Expenses net of all reductions	1.88%	1.73% A
Net investment income (loss)	.68%	.52% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 263	$ 107
Portfolio turnover rate G	138%	97%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 5, 2008 (commencement of sale of shares) to June 30, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended June 30,

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 9.87	$ 10.61
Income from Investment Operations
Net investment income (loss) E	.05	.02
Net realized and unrealized gain (loss)	(2.66)	(.76)
Total from investment operations	(2.61)	(.74)
Distributions from net investment income	(.08)	-
Distributions from net realized gain	(.02)	-
Total distributions	(.10)	-
Net asset value, end of period	$ 7.16	$ 9.87
Total Return B, C, D	(26.56)%	(6.97)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.88%	1.71% A
Expenses net of fee waivers, if any	1.88%	1.71% A
Expenses net of all reductions	1.88%	1.71% A
Net investment income (loss)	.69%	.55% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 470	$ 98
Portfolio turnover rate G	138%	97%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 5, 2008 (commencement of sale of shares) to June 30, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Mega Cap Stock

Years ended June 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 9.91	$ 12.06	$ 10.31	$ 9.28	$ 9.24
Income from Investment Operations
Net investment income (loss) B	.13	.14	.09	.05	.14 E
Net realized and unrealized gain (loss)	(2.67)	(1.60)	1.93	1.21	.02
Total from investment operations	(2.54)	(1.46)	2.02	1.26	.16
Distributions from net investment income	(.12)	(.07)	(.09)	(.06)	(.12)
Distributions from net realized gain	(.02)	(.62)	(.18)	(.17)	-
Total distributions	(.14)	(.69)	(.27)	(.23)	(.12)
Net asset value, end of period	$ 7.23	$ 9.91	$ 12.06	$ 10.31	$ 9.28
Total Return A	(25.77)%	(12.73)%	20.05%	13.63%	1.71%
Ratios to Average Net Assets C, F
Expenses before reductions	.79%	.75%	.81%	.86%	.84%
Expenses net of fee waivers, if any	.78%	.74%	.81%	.86%	.84%
Expenses net of all reductions	.78%	.74%	.81%	.82%	.81%
Net investment income (loss)	1.78%	1.28%	.79%	.51%	1.52% E
Supplemental Data
Net assets, end of period (000 omitted)	$ 253,164	$ 667,542	$ 205,163	$ 182,834	$ 179,344
Portfolio turnover rate D	138%	97%	94%	180%	79%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.15%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended June 30,

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 9.91	$ 10.61
Income from Investment Operations
Net investment income (loss) D	.13	.07
Net realized and unrealized gain (loss)	(2.67)	(.77)
Total from investment operations	(2.54)	(.70)
Distributions from net investment income	(.13)	-
Distributions from net realized gain	(.02)	-
Total distributions	(.15)	-
Net asset value, end of period	$ 7.22	$ 9.91
Total Return B, C	(25.81)%	(6.60)%
Ratios to Average Net Assets E, H
Expenses before reductions	.77%	.70% A
Expenses net of fee waivers, if any	.77%	.70% A
Expenses net of all reductions	.77%	.70% A
Net investment income (loss)	1.79%	1.57% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 515	$ 93
Portfolio turnover rate F	138%	97%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 5, 2008 (commencement of sale of shares) to June 30, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended June 30, 2009

1. Organization.

Fidelity Mega Cap Stock Fund (the Fund) is a fund of Fidelity Hastings Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, Mega Cap Stock and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, August 17, 2009, have been

Annual Report

3. Significant Accounting Policies - continued

evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are classified into three levels. Level 1 includes readily available unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. Level 3 includes unobservable inputs when market prices are not readily available or reliable. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy. The aggregate value by input level, as of June 30, 2009, for the Fund's investments is included at the end of the Fund's Schedule of Investments. Valuation techniques of the Fund's major categories of assets and liabilities as presented in the Schedule of Investments are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 7,957,420
Unrealized depreciation	(50,179,851)
Net unrealized appreciation (depreciation)	(42,222,431)
Undistributed ordinary income	3,128,002
Capital loss carryforward	(88,847,328)

Cost for federal income tax purposes	$ 297,695,945

The tax character of distributions paid was as follows:

	June 30, 2009	June 30, 2008
Ordinary Income	$ 8,071,117	$ 5,440,769
Long-term Capital Gains	1,264,718	8,713,674
Total	$ 9,335,835	$ 14,154,443

Annual Report

Notes to Financial Statements - continued

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $608,732,464 and $838,641,415, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .46% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 1,090	$ 149
Class T	.25%	.25%	1,076	316
Class B	.75%	.25%	1,448	1,249
Class C	.75%	.25%	2,980	1,467
			$ 6,594	$ 3,181

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 3,336
Class T	146
Class B*	1,048
$ 4,530

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 1,418.33
Class T	664.31
Class B	478.33
Class C	952.32
Mega Cap Stock	1,047,679.24
Institutional Class	325.22
	$ 1,051,516

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $29,616 for the period.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 18,288,400	1.07%	$ 8,157

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,941 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $190,296.

Annual Report

8. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Mega Cap Stock's operating expenses. During the period, this reimbursement reduced the class's expenses by $21,625.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,217 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended June 30,	2009	2008
From net investment income
Class A	$ 5,012	$ -
Class T	1,485	-
Class B	634	-
Class C	2,462	-
Mega Cap Stock	8,059,647	2,028,069
Institutional Class	1,877	-
Total	$ 8,071,117	$ 2,028,069
From net realized gain
Class A	$ 291	$ -
Class T	296	-
Class B	207	-
Class C	292	-
Mega Cap Stock	1,263,444	12,126,374
Institutional Class	188	-
Total	$ 1,264,718	$ 12,126,374

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended June 30,	2009	2008 A	2009	2008 A
Class A
Shares sold	179,996	10,749	$ 1,218,166	$ 114,109
Reinvestment of distributions	668	-	4,811	-
Shares redeemed	(79,468)	-	(550,154)	-
Net increase (decrease)	101,196	10,749	$ 672,823	$ 114,109
Class T
Shares sold	67,688	13,813	$ 453,514	$ 145,705
Reinvestment of distributions	225	-	1,781	-
Shares redeemed	(19,734)	(75)	(134,514)	(773)
Net increase (decrease)	48,179	13,738	$ 320,781	$ 144,932

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended June 30,	2009	2008 A	2009	2008 A
Class B
Shares sold	39,683	10,836	$ 264,321	$ 114,788
Reinvestment of distributions	106	-	833	-
Shares redeemed	(14,012)	(9)	(87,905)	(99)
Net increase (decrease)	25,777	10,827	$ 177,249	$ 114,689
Class C
Shares sold	85,970	9,953	$ 613,384	$ 105,728
Reinvestment of distributions	373	-	2,753	-
Shares redeemed	(30,668)	-	(192,598)	-
Net increase (decrease)	55,675	9,953	$ 423,539	$ 105,728
Mega Cap Stock
Shares sold	26,819,369	62,330,525	$ 200,402,028	$ 706,742,566
Reinvestment of distributions	1,015,275	1,173,267	8,283,303	13,245,178
Shares redeemed	(60,194,220)	(13,126,183)	(436,019,552)	(142,308,777)
Net increase (decrease)	(32,359,576)	50,377,609	$ (227,334,221)	$ 577,678,967
Institutional Class
Shares sold	86,222	9,425	$ 601,754	$ 100,000
Reinvestment of distributions	172	-	1,400	-
Shares redeemed	(24,539)	-	(147,169)	-
Net increase (decrease)	61,855	9,425	$ 455,985	$ 100,000

A Share transactions for Class A, Class T, Class B, Class C, and Institutional Class are for the period February 5, 2008 (commencement of sale of shares) to June 30, 2008.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Hastings Street Trust and the Shareholders of Mega Cap Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mega Cap Stock Fund (a fund of Fidelity Hastings Street Trust) at June 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Mega Cap Stock Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

August 17, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Mr. Edward C. Johnson 3rd and Mr. James C. Curvey, each of the Trustees oversees 220 funds advised by FMR or an affiliate. Mr. Edward C. Johnson 3rd oversees 262 funds advised by FMR or an affiliate. Mr. James C. Curvey oversees 392 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-877-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-
present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-
present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-
present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (43)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (44)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-
present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-
present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (47)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian also serves as Chief Financial Officer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Christian served as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009) and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

A total of 0.21% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Institutional Class designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co. Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

AGIII-UANN-0809
1.855219.101

Item 2. Code of Ethics

As of the end of the period, June 30, 2009, Fidelity Hastings Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Fidelity Fifty, Fidelity Fund, Fidelity Growth Discovery Fund, and Fidelity Mega Cap Stock Fund (the "Funds"):

Services Billed by PwC

June 30, 2009 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Fifty	$38,000	$-	$3,200	$2,200
Fidelity Fund	$73,000	$-	$3,200	$5,900
Fidelity Growth Discovery Fund	$44,000	$-	$3,200	$2,500
Fidelity Mega Cap Stock Fund	$43,000	$-	$3,200	$1,900

June 30, 2008 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Fifty	$38,000	$-	$3,200	$2,000
Fidelity Fund	$69,000	$-	$3,900	$5,500
Fidelity Growth Discovery Fund	$39,000	$-	$3,200	$1,900
Fidelity Mega Cap Stock Fund	$37,000	$-	$3,200	$1,400

A Amounts may reflect rounding.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by PwC

	June 30, 2009A	June 30, 2008A
Audit-Related Fees	$3,245,000	$1,245,000B
Tax Fees	$2,000	$-
All Other Fees	$-	$-B

A Amounts may reflect rounding.

B Reflects current period presentation.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for assurance services provided to the fund or Fund Service Provider that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	June 30, 2009 A	June 30, 2008 A
PwC	$3,940,000	$2,245,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Funds, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Hastings Street Trust

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	August 27, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	August 27, 2009
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	August 27, 2009